COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD FUNDS

This Combined Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectuses of the series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company” and together, the “Companies”), as described below and as supplemented from time to time. Each Company is an open-end management investment company currently consisting of forty-five and four separate series, respectively . This SAI relates only to the series of the Companies listed below (each a “Fund” and collectively, the “Funds”).

THE HARTFORD MUTUAL FUNDS, INC.

	Class	Class	Class	Class	Class	Class	Class	Class	Class
	A	B	C	I	R3	R4	R5	R6	Y

The Hartford Balanced Fund	ITTAX	IHABX	HAFCX	ITTIX	ITTRX	ITTSX	ITTTX	——	IHAYX
The Hartford Balanced Income Fund	HBLAX	HBLBX	HBLCX	HBLIX	HBLRX	HBLSX	HBLTX	HBLVX	HBLYX
The Hartford Capital Appreciation Fund	ITHAX	IHCAX	HCACX	ITHIX	ITHRX	ITHSX	ITHTX	ITHVX	HCAYX
The Hartford Checks and Balances Fund	HCKAX	HCKBX	HCKCX	HCKIX	HCKRX	HCKSX	HCKTX	——	——
The Hartford Conservative Allocation Fund	HCVAX	HCVBX	HCVCX	HCVIX	HCVRX	HCVSX	HCVTX	——	——
Hartford Core Equity Fund(1)	HAIAX	HGIBX	HGICX	HGIIX	HGIRX	HGISX	HGITX	HAITX	HGIYX
The Hartford Dividend and Growth Fund	IHGIX	ITDGX	HDGCX	HDGIX	HDGRX	HDGSX	HDGTX	HDGVX	HDGYX
Hartford Duration-Hedged Strategic Income Fund(2)	HABEX	——	HABGX	HABHX	HABJX	HABKX	HABLX	——	HABIX
Hartford Emerging Markets Equity Fund(3)	HERAX	——	HERCX	HERIX	HERRX	HERSX	HERTX	——	HERYX
The Hartford Emerging Markets Local Debt Fund	HLDAX	——	HLDCX	HLDIX	HLDRX	HLDSX	HLDTX	——	HLDYX
The Hartford Equity Income Fund	HQIAX	HQIBX	HQICX	HQIIX	HQIRX	HQISX	HQITX	HQIVX	HQIYX
The Hartford Floating Rate Fund	HFLAX	HFLBX	HFLCX	HFLIX	HFLRX	HFLSX	HFLTX	——	HFLYX
The Hartford Floating Rate High Income Fund	HFHAX	——	HFHCX	HFHIX	HFHRX	HFHSX	HFHTX	——	HFHYX
The Hartford Global All-Asset Fund	HLAAX	——	HLACX	HLAIX	HLARX	HLASX	HLATX	——	HLAYX
The Hartford Global Alpha Fund(2)	HAPAX	——	HAPCX	HAPIX	HAPRX	HAPSX	HAPTX	——	HAPYX
Hartford Global Capital Appreciation Fund	HCTAX	HCTBX	HFCCX	HCTIX	HCTRX	HCTSX	HCTTX	——	HCTYX
Hartford Global Equity Income Fund	HLEAX	HLEBX	HLECX	HLEJX	HLERX	HLESX	HLETX	——	HLEYX
The Hartford Global Real Asset Fund	HRLAX	——	HRLCX	HRLIX	HRLRX	HRLSX	HRLTX	——	HRLYX
The Hartford Growth Allocation Fund	HRAAX	HRABX	HRACX	HRAIX	HRARX	HRASX	HRATX	——	——
The Hartford Healthcare Fund	HGHAX	HGHBX	HGHCX	HGHIX	HGHRX	HGHSX	HGHTX	——	HGHYX
The Hartford High Yield Fund	HAHAX	HAHBX	HAHCX	HAHIX	HAHRX	HAHSX	HAHTX	——	HAHYX
The Hartford Inflation Plus Fund	HIPAX	HIPBX	HIPCX	HIPIX	HIPRX	HIPSX	HIPTX	——	HIPYX
Hartford International Equity Fund(4)	HDVAX	HDVBX	HDVCX	HDVIX	HDVRX	HDVSX	HDVTX	——	HDVYX
The Hartford International Growth Fund	HNCAX	HNCBX	HNCCX	HNCJX	HNCRX	HNCSX	HNCTX	——	HNCYX
The Hartford International Opportunities Fund	IHOAX	HIOBX	HIOCX	IHOIX	IHORX	IHOSX	IHOTX	IHOVX	HAOYX
The Hartford International Small Company Fund	HNSAX	HNSBX	HNSCX	HNSJX	HNSRX	HNSSX	HNSTX	——	HNSYX
The Hartford International Value Fund	HILAX	——	HILCX	HILIX	HILRX	HILSX	HILTX	——	HILYX
Hartford Long/Short Global Equity Fund	HLOAX	——	HLOCX	HLOIX	——	——	——	——	HLOYX
The Hartford MidCap Fund	HFMCX	HAMBX	HMDCX	HFMIX	HFMRX	HFMSX	HFMTX	HFMVX	HMDYX
The Hartford MidCap Value Fund	HMVAX	HMVBX	HMVCX	HMVJX	HMVRX	HMVSX	HMVTX	——	HMVYX
Hartford Moderate Allocation Fund	HBAAX	HBABX	HBACX	HBAIX	HBARX	HBASX	HBATX	——	——

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	Class	Class	Class	Class	Class	Class	Class	Class	Class
	A	B	C	I	R3	R4	R5	R6	Y
Hartford Multi-Asset Income Fund	HAFAX	——	HAICX	HAFIX	HAFRX	HAFSX	HAFTX	——	HAFYX
Hartford Municipal Income Fund	HMKAX	——	HMKCX	HMKIX	——	——	——	——	——
The Hartford Municipal Opportunities Fund	HHMAX	HHMBX	HHMCX	HHMIX	——	——	——	——	——
Hartford Municipal Short Duration Fund	HMJAX	——	HMJCX	HMJIX	——	——	——	——	——
The Hartford Quality Bond Fund	HQBAX	——	HQBCX	HQBIX	HQBRX	HQBSX	HQBTX	——	HQBYX
Hartford Real Total Return Fund	HABMX	——	HABNX	HABOX	HABFX	HABQX	HABRX	——	HABPX
The Hartford Short Duration Fund	HSDAX	HSDBX	HSDCX	HSDIX	HSDRX	HSDSX	HSDTX	——	HSDYX
Hartford Small Cap Core Fund(5)	HSMAX	HSMBX	HTSCX	HSEIX	HSMRX	HSMSX	HSMTX	——	HSMYX
The Hartford Small Company Fund	IHSAX	HSCBX	HSMCX	IHSIX	IHSRX	IHSSX	IHSUX	IHSVX	HSCYX
The Hartford Strategic Income Fund	HSNAX	HSNBX	HSNCX	HSNIX	HSNRX	HSNSX	HSNTX	HSNVX	HSNYX
The Hartford Total Return Bond Fund	ITBAX	ITBBX	HABCX	ITBIX	ITBRX	ITBUX	ITBTX	ITBVX	HABYX
The Hartford Unconstrained Bond Fund	HTIAX	HTIBX	HTICX	HTIIX	HTIRX	HTISX	HTITX	——	HTIYX
The Hartford World Bond Fund	HWDAX	——	HWDCX	HWDIX	HWDRX	HWDSX	HWDTX	HWDVX	HWDYX

(1) Effective March 31, 2015, the Fund changed its name from The Hartford Disciplined Equity Fund to Hartford Core Equity Fund.

(2) On August 3, 2016, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated on or about October 21, 2016.

(3) Effective May 29, 2015, the Fund changed its name from The Hartford Emerging Markets Research Fund to Hartford Emerging Markets Equity Fund.

(4) Effective September 30, 2015, the Fund changed its name from Hartford International Capital Appreciation Fund to Hartford International Equity Fund.

(5) Effective July 10, 2015, the Fund changed its name from The Hartford Small/Mid Cap Equity Fund to Hartford Small Cap Core Fund.

THE HARTFORD MUTUAL FUNDS II, INC.

	Class	Class	Class	Class	Class	Class	Class	Class	Class
	A	B	C	I	R3	R4	R5	R6	Y
The Hartford Growth Opportunities Fund	HGOAX	HGOBX	HGOCX	HGOIX	HGORX	HGOSX	HGOTX	HGOVX	HGOYX
The Hartford Municipal Real Return Fund	HTNAX	HTNBX	HTNCX	HTNIX	——	——	——	——	HTNYX
The Hartford Small Cap Growth Fund	HSLAX	HSLBX	HSLCX	HSLIX	HSLRX	HSLSX	HSLTX	HSLVX	HSLYX
The Hartford Value Opportunities Fund	HVOAX	HVOBX	HVOCX	HVOIX	HVORX	HVOSX	HVOTX	——	HVOYX

Each Fund’s prospectus is incorporated by reference into this SAI, and the portions of this SAI that relate to each Fund have been incorporated by reference into such Fund’s prospectus. The portions of this SAI that do not relate to a Fund do not form a part of such Fund’s SAI, have not been incorporated by reference into such Fund’s prospectus and should not be relied upon by investors in such Fund. The Funds’ audited financial statements as of October 31, 2015 are incorporated into this SAI by reference to the Companies’ Annual Reports to Shareholders. A free copy of each Annual/Semi-Annual Report and each Fund’s prospectus is available on the Funds’ website at www.hartfordfunds.com, upon request by writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 or by calling 1-888-843-7824.

Date of Prospectuses: March 1, 2016

Date of Statement of Additional Information: March 1, 2016, as restated August 10, 2016

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GENERAL INFORMATION

This SAI relates to all of the Funds listed on the front cover page. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. The Hartford Mutual Funds II, Inc. was organized as a Maryland corporation on March 23, 2001 and acquired the assets of each of its series by virtue of a reorganization effected November 30, 2001.

The Companies issue separate series of shares of stock for each Fund representing a fractional undivided interest in that Fund. Each Fund issues Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares, with the following exceptions: Growth Allocation Fund, Moderate Allocation Fund and Conservative Allocation Fund (together, the “Asset Allocation Funds”), Checks and Balances Fund, Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund do not offer Class Y shares; and Duration-Hedged Strategic Income Fund, Emerging Markets Equity Fund, Emerging Markets Local Debt Fund, Global All-Asset Fund, Global Alpha Fund, Global Real Asset Fund, International Value Fund, Long/Short Global Equity Fund, Multi-Asset Income Fund, Municipal Income Fund, Municipal Short Duration Fund, Quality Bond Fund, Real Total Return Fund, World Bond Fund, and Floating Rate High Income Fund do not offer Class B shares. Long/Short Global Equity Fund, Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund do not offer Class R3, Class R4 or Class R5 shares.

Class R6 shares are currently offered by Balanced Income Fund, Capital Appreciation Fund, Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, International Opportunities Fund, MidCap Fund, Strategic Income Fund, Small Company Fund, Small Cap Growth Fund, Total Return Bond Fund and World Bond Fund.

The Asset Allocation Funds, Duration-Hedged Strategic Income Fund and the Checks and Balances Fund are referred to as “Funds of Funds.” Each Fund of Funds is a diversified fund that invests in Class Y shares of one or more other Hartford Funds (the “Underlying Funds”) and may also invest in the shares of unaffiliated money market funds, exchanged traded funds and exchange traded notes.

Each Fund is offered through a prospectus relating to one or more Funds and their classes. This SAI relates to Class A, B, C, I, R3, R4, R5, R6 and Y shares.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of the Funds (including investments through any systematic investment plan). However, if Class B shareholders who owned their shares on or before September 30, 2009 have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the relevant Fund.

Effective May 1, 2008, individuals are no longer eligible to invest in Class Y shares. Individual investors who established an account in Class Y shares prior to March 1, 2008 are eligible to add to their accounts.

Hartford Funds Management Company, LLC (“HFMC”) is the investment manager to each Fund. Hartford Funds Distributors, LLC (“HFD”) is the principal underwriter to each Fund. HFMC and HFD are indirect subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. The Hartford may be deemed to control each of HFMC and HFD through the indirect ownership of such entities. In addition, Wellington Management Company LLP (“Wellington Management”) is a sub-adviser to all of the Funds (except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund) and provides the daily investment of the assets for such Funds’(the “sub-adviser”).

The date each fund commenced operations is indicated below:

Balanced Fund	July 22, 1996
Balanced Income Fund	July 31, 2006
Capital Appreciation Fund	July 22, 1996
Checks and Balances Fund	May 31, 2007
Conservative Allocation Fund	May 28, 2004
Core Equity Fund	April 30, 1998
Dividend and Growth Fund	July 22, 1996
Duration-Hedged Strategic Income Fund	November 29, 2013
Emerging Markets Equity Fund	May 31, 2011
Emerging Markets Local Debt Fund	May 31, 2011
Equity Income Fund	August 28, 2003
Floating Rate Fund	April 29, 2005
Floating Rate High Income Fund	September 30, 2011
Global All-Asset Fund	May 28, 2010
Global Alpha Fund	December 14, 2012
Global Capital Appreciation Fund	April 29, 2005
Global Real Asset Fund	May 28, 2010
Global Equity Income Fund	February 29, 2008
Growth Allocation Fund	May 28, 2004
Growth Opportunities Fund	March 31, 1963
Healthcare Fund	May 1, 2000
High Yield Fund	September 30, 1998
Inflation Plus Fund	October 31, 2002

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International Equity Fund	June 30, 2008
International Growth Fund	April 30, 2001
International Opportunities Fund	July 22, 1996
International Small Company Fund	April 30, 2001
International Value Fund	May 28, 2010
Long/Short Global Equity Income Fund	August 29, 2014
MidCap Fund	December 31, 1997
MidCap Value Fund	April 30, 2001
Moderate Allocation Fund	May 28, 2004
Multi-Asset Income Fund	April 30, 2014
Municipal Income Fund	May 29, 2015
Municipal Opportunities Fund	May 31, 2007
Municipal Real Return Fund	June 2, 1986
Municipal Short Duration Fund	May 29, 2015
Quality Bond Fund	November 30, 2012
Real Total Return Fund	November 29, 2013
Short Duration Fund	October 31, 2002
Small Cap Core Fund	January 1, 2005
Small Cap Growth Fund	January 4, 1988
Small Company Fund	July 22, 1996
Strategic Income Fund	May 31, 2007
Total Return Bond Fund	July 22, 1996
Unconstrained Bond Fund	October 31, 2002
Value Opportunities Fund	January 2, 1996
World Bond Fund	May 31, 2011

HFMC also serves as the investment adviser to Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., the series of which are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by Hartford Life Insurance Company (“HLIC”) and its affiliates, for other insurance companies, and for certain retirement plans.

Investments in the Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

The prospectuses and SAI do not purport to create any contractual obligations between a Company or any Fund and its shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the investment manager or other parties who provide services to the Funds.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and principal investment strategies of each Fund are described in each Fund’s prospectus. Additional information concerning certain of the Funds’ investments, strategies and risks is set forth below.

A.	FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

Each Fund has adopted the fundamental investment restrictions set forth below. Fundamental investment restrictions may not be changed with respect to a Fund without the approval of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act and as used in the prospectuses and this SAI, a “majority of the outstanding voting securities” means the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

Unless otherwise provided below, all references below to the assets of each Fund are in terms of current market value.

Each Fund:

1. will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

2.

(a) (except for Floating Rate High Income Fund, Global Real Asset Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund) will not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;

(b) each of Floating Rate High Income Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry. With respect to Municipal Opportunities Fund, (i) tax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers and (ii) this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities;

(c) Global Real Asset Fund will normally invest at least 25% of its assets, in the aggregate, in the natural resources industry;

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(d) Healthcare Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products and health services;

3. will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

5.

(a) (except for Floating Rate High Income Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund) will not purchase or sell real estate, except to the extent permitted under the 1940 Act and the rules and regulations thereunder, as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;

(b) each of Floating Rate High Income Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein;

6.

(a) (except for Floating Rate High Income Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund) will not invest in physical commodities or contracts relating to physical commodities, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time and as set forth in the Fund’s prospectus and SAI;

(b) each of Floating Rate High Income Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

In addition, under normal circumstances, Municipal Income Fund, Municipal Real Return Fund, Municipal Opportunities Fund and Municipal Short Duration Fund will each invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax. Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund will not invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.

Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the Funds of Funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a Fund of Funds to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above.

B.	NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

The following restrictions are non-fundamental restrictions and may be changed by the Board of Directors of the respective Company (the “Board”) without shareholder approval.

Each Fund may not:

1. Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Fund’s investment policies as set forth in its prospectus and this SAI, as they may be amended from time to time, and applicable law.

2. Purchase securities on margin except to the extent permitted by applicable law.

3. With the exception of Floating Rate Fund and Floating Rate High Income Fund, purchase securities while outstanding borrowings exceed 5% of a Fund’s total assets, except where the borrowing is for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, borrowing securities in connection with short sales (where permitted in a Fund’s prospectus and SAI), and other investments or transactions described in the Fund’s prospectus and this SAI, as they may be amended from time to time, are not deemed to be borrowings for purposes of this restriction.

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4. Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s prospectus and SAI, as amended from time to time, and applicable law.

5. Invest more than 15% of the Fund’s net assets in illiquid securities.

With respect to the fundamental policy described above of certain Funds to not invest more than 25% of their total assets in certain limited obligation bonds, utility companies, gas, electric, water and telephone companies will be considered separate industries. Also, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this 25% fundamental policy or the 5% diversification requirement of the 1940 Act. Such refunded municipal bonds will, however, be counted for purposes of the policy that Municipal Real Return Fund must invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax. Under this policy, “assets” means net assets plus the amount of any borrowings for investment purposes.

C.	NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS

Each Fund must:

1. Maintain its assets so that, at the close of each quarter of its taxable year,

(a)           at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans), limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund’s total assets and 10 percent of the outstanding voting securities of such issuer, and

(b)           no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the Board without shareholder approval to the extent appropriate in light of changes to applicable tax law requirements.

D.	CLASSIFICATION

Each Fund, except Emerging Markets Local Debt Fund, Floating Rate High Income Fund and World Bond Fund, has elected to be classified as a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of each such Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of such Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.

Emerging Markets Local Debt Fund, Floating Rate High Income Fund and World Bond Fund each has elected to be classified as a non-diversified series of an open-end management investment company, which means that these Funds are not required to comply with the diversification rules of the 1940 Act set forth in the prior paragraph, although each such Fund must meet the tax-related diversification requirements set forth in Section C above.

A Fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders but may change its classification status from non-diversified to diversified without such approval.

E.	ADDITIONAL INFORMATION REGARDING INVESTMENT RESTRICTIONS

Except with respect to the asset coverage requirements included in the limitation on borrowing set forth in Section A.1 above, if the percentage restrictions on investments described in this SAI and any Prospectus are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of securities or loans, a change in a Fund’s net assets or a change in security characteristics is not a violation of any of such restrictions.

The information below is not considered to be part of a Fund’s fundamental policy and is provided for informational purposes only.

With respect to investment restriction 2(a), the 1940 Act does not define what constitutes “concentration” in an industry. However, the U.S. Securities and Exchange Commission (“SEC”) has taken the position that an investment in excess of 25% of a Fund’s total assets in one or more issuers conducting their principal business activities in the same industry generally constitutes concentration. The Funds do not apply this restriction to municipal securities, repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies.

With respect to investment restriction 5(a), the 1940 Act does not directly restrict a Fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. A Fund may acquire real estate as a result of ownership of securities or other instruments and a Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. A Fund is limited in the amount of illiquid assets it may purchase, and to the extent that investments in real estate are considered illiquid, the current position of the SEC generally limits a Fund’s purchases of illiquid securities to 15% of its net assets.

With respect to investment restriction 6(a), although the 1940 Act does not directly limit a Fund’s ability to invest in physical commodities or contracts relating to physical commodities, a Fund’s investments in physical commodities or contracts relating to physical commodities may be limited by a Fund’s intention to qualify as a registered investment company, as at least 90% of its gross income must come from certain qualifying sources of income, and income from physical commodities or contracts relating to physical commodities does not constitute qualifying income for this purpose. In addition, to the extent that any physical commodity or contracts relating to a physical commodity is considered to be an illiquid investment, the current SEC staff position would generally limit a Fund’s purchases of illiquid securities to 15% of net assets of the Fund. Other restrictions that could also limit a Fund’s investment in physical commodities or contracts relating to physical commodities include where that investment implicates a Fund’s diversification, concentration, or securities-related issuer policies, and where the Fund would need to take certain steps as set forth in its policies to avoid being considered to issue any class of senior securities.

F.	CERTAIN INVESTMENT STRATEGIES, RISKS AND CONSIDERATIONS

The investment objective and principal investment strategies for each Fund are discussed in each Fund’s prospectus. Because each Fund of Funds invests in one or more of the Underlying Funds, investors in each Fund of Funds will be affected by the Underlying Funds’ investment strategies in direct proportion to the amount of assets each Fund of Funds allocates to the Underlying Fund pursuing such strategies. Accordingly, each Fund of Funds is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Similarly, each Fund of Funds is subject to the same risks as any unaffiliated money market fund in which it invests in direct proportion to the investment by such Fund of Funds. Set forth below are further descriptions of certain types of investments and investment strategies used by one or more of the Funds. Please see each Fund’s prospectus and the “Investment Objectives and Policies” section of this SAI for further information on each Fund’s investment policies and risks.

Certain descriptions in each Fund’s prospectus and this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument that the Funds may purchase are meant to describe the spectrum of investments that a Fund’s sub-adviser, in its discretion, might, but is not required to, use in managing the Fund’s portfolio assets in accordance with the Fund’s investment objective, policies and restrictions. The sub-adviser, in its discretion, may employ any such practice, technique or instrument for one or more of the Funds, but not for all of the Funds, for which it serves as sub-adviser. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

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Each Fund listed below has currently elected to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool.

Registered Funds
Real Total Return Fund
Strategic Income Fund
Unconstrained Bond Fund
World Bond Fund
Duration-Hedged Strategic Income Fund
Emerging Markets Local Debt Fund
Global All-Asset Fund
Global Alpha Fund
Global Real Asset Fund
Multi-Asset Income Fund
Municipal Real Return Fund
Total Return Bond Fund

Each Fund, other than the Registered Funds listed above, has currently elected not to register with the CFTC as a commodity pool. As a result, each such Fund will not purchase commodity futures, commodity options contracts, or swaps if, immediately after and as a result of such purchase, (i) the Fund’s aggregate initial margin and premiums posted for its non-bona fide hedging trading in these instruments exceeds 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses and excluding the in the-money amount of an option at the time of purchase) or (ii) the aggregate net notional value of the Fund’s positions in such instruments not used solely for bona fide hedging purposes exceeds 100 percent of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses).

Each Fund, including each Registered Fund, may choose to change its election at any time.

The Board may convert any Fund to a master-feeder structure without shareholder approval and with advance notice to the Fund’s shareholders. Under a master-feeder structure, the Fund (i.e., feeder fund) would seek to achieve its investment objective by, instead of investing in portfolio securities directly, investing all or a portion of its investable assets in another open-end investment management company (i.e., master fund) with substantially the same investment objective, restrictions and policies.

8

INVESTMENT RISKS

The tables and discussion set forth below provide descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of this SAI for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in the tables below as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s SAI and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of the Covered Fund’s SAI. For purposes of this section only, the term “Funds” is defined as each of the Funds (except the Funds of Funds as defined earlier) listed on the front cover page . With respect to the Funds of Funds, the term “Funds” refers to each of the Funds of Funds or an Underlying Fund in which the Funds of Funds may invest, as applicable .

	Balanced	Balanced Income	Capital Appreciation	Checks and Balances	Core Equity	Dividend and Growth	Duration- Hedged Strategic Income	Emerging Markets Equity	Emerging Markets Local Debt	Equity Income	Floating Rate	Floating Rate High Income	Global All- Asset	Global Alpha	Global Capital Appreciation	Global Equity Income	Global Real Asset	Growth Opportunities	Healthcare	High Yield	International Equity
Active Trading Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Allocation Risk	X	X	X	X							X	X	X	X	X		X			X	X
Asset-Backed Securities	X	X		X			X		X		X	X	X	X			X			X
Asset Segregation	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Bond Forwards Risk	X	X		X			X		X		X	X	X	X			X			X
Borrowing	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Call Risk	X	X		X			X		X		X	X	X	X			X			X
Commodities Regulatory Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Commodities Sector Risk													X				X
Convertible Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Options Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Linked Notes
Futures Contracts & Options on Futures Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements & Swaptions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments		X					X		X				X	X			X
Hybrid Instruments	X	X	X				X		X		X	X	X	X			X			X
Credit-Linked Securities		X					X		X				X	X						X
Index Securities and Structured Notes		X					X		X		X	X	X	X						X
Event Linked Bonds				X			X				X	X	X	X			X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Dividend Paying Security Investment Risk	X	X	X	X	X	X	X	X		X			X		X	X				X	X
Dollar Rolls	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Risk	X	X	X	X	X	X	X	X		X			X		X	X	X	X	X	X	X
Exchange Traded Funds (ETFs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Exchange Traded Notes (ETNs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Structure Risks				X			X							X		X
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

9

	Balanced	Balanced Income	Capital Appreciation	Checks and Balances	Core Equity	Dividend and Growth	Duration- Hedged Strategic Income	Emerging Markets Equity	Emerging Markets Local Debt	Equity Income	Floating Rate	Floating Rate High Income	Global All- Asset	Global Alpha	Global Capital Appreciation	Global Equity Income	Global Real Asset	Growth Opportunities	Healthcare	High Yield	International Equity
Growth Investing Style Risk			X												X		X	X			X
Healthcare-Related Securities Risk	X	X	X	X	X	X	X	X		X	X	X	X	X	X	X	X	X	X	X	X
High Yield Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Distressed Securities							X		X		X	X	X							X
Illiquid Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Industry Concentration Risk																	X		X
Inflation Protected Debt Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Initial Public Offerings	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Interest Rate Risk	X	X		X			X		X		X	X	X	X			X			X
Inverse Floating Rate Securities							X		X				X	X			X
Investment Grade Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investment Strategy Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in a Subsidiary													X				X
Investments in Emerging Market Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Transaction Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Lending Portfolio Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Loans and Loan Participations	X	X		X			X		X		X	X	X	X			X			X
LIBOR Risk	X	X		X			X		X		X	X	X	X			X			X
Floating Rate Loans		X					X		X		X	X	X	X			X			X
Loan Participations	X	X		X			X		X		X	X	X	X			X			X
Senior Loans		X					X		X		X	X	X	X			X			X
Unsecured Loans Risk		X					X		X		X	X	X	X			X			X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership Risk	X	X	X				X		X		X	X	X		X		X	X		X	X
Mid Cap Securities Risk	X	X	X	X	X	X		X		X			X		X	X	X	X	X		X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Collateralized Debt Obligations (CDOs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities		X					X		X				X	X			X			X
New Fund Risk
Non-Diversification Risk									X			X
Operational Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Capital Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Private Placement Risk			X												X			X			X
Private Investments in Public Equity (PIPES)			X												X			X			X
Quantitative Investing Risk					X		X	X						X							X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Recent Fixed Income Market Events	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Rule 144A Securities Risk	X	X	X				X	X	X		X	X	X	X	X		X			X	X
Securities Trusts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales Risk													X
Small Capitalization Securities	X	X	X	X	X	X	X	X		X	X	X	X	X	X	X	X	X	X	X	X
Sovereign Debt	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Stripped Securities							X							X
Structured Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Taxable Income Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

10

	Balanced	Balanced Income	Capital Appreciation	Checks and Balances	Core Equity	Dividend and Growth	Duration- Hedged Strategic Income	Emerging Markets Equity	Emerging Markets Local Debt	Equity Income	Floating Rate	Floating Rate High Income	Global All- Asset	Global Alpha	Global Capital Appreciation	Global Equity Income	Global Real Asset	Growth Opportunities	Healthcare	High Yield	International Equity
To Be Announced (TBA) Transactions Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales of TBA Investments Risk	X	X					X		X		X	X	X	X			X			X
Use as Underlying Fund Risk	X	X	X		X	X		X	X	X	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Treasury Inflation-Protection Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Value Investing Style Risk	X	X	X			X				X					X	X					X
Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

11

	Inflation Plus	International Growth	International Opportunities	International Small Company	International Value	Long/ Short Global Equity	MidCap	MidCap Value	Multi- Asset Income	Municipal Income	Municipal Opportunities	Municipal Real Return	Municipal Short Duration	Quality Bond	Real Total Return	Short Duration	Small Cap Core	Small Cap Growth	Small Company	Strategic Income	Total Return Bond	Unconstrained Bond	Value Opportunities	World Bond
Active Trading Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Allocation Risk	X	X				X			X					X	X			X	X					X
Asset-Backed Securities	X					X			X	X	X	X	X	X	X	X				X	X	X		X
Asset Segregation	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Bond Forwards Risk	X								X	X	X	X	X	X	X	X				X	X	X		X
Borrowing	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Call Risk	X					X			X	X	X	X	X	X	X	X				X	X	X		X
Commodities Regulatory Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Commodities Sector Risk															X
Convertible Securities	X	X	X	X	X	X	X	X	X					X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts		X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Options Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Linked Notes									X
Futures Contracts & Options on Futures Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements & Swaptions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments	X					X			X	X	X	X	X	X	X	X				X	X	X		X
Hybrid Instruments	X					X			X	X	X	X	X	X	X	X				X	X	X		X
Credit-Linked Securities	X					X			X	X	X	X	X	X	X	X				X	X	X		X
Index Securities and Structured Notes	X					X			X	X	X	X	X	X	X	X				X	X	X		X
Event Linked Bonds						X			X	X	X	X	X	X	X					X	X	X		X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Dividend Paying Security Investment Risk		X	X	X	X	X	X	X	X					X	X			X
Dollar Rolls	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Risk		X	X	X	X	X	X	X	X						X		X	X	X	X			X
Exchange Traded Funds (ETFs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Exchange Traded Notes (ETNs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Structure Risks
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Growth Investing Style Risk		X		X														X	X
Healthcare-Related Securities Risk	X	X	X	X	X	X	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
High Yield Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X	X	X	X	X	X
Distressed Securities															X					X	X	X
Illiquid Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Industry Concentration Risk
Inflation Protected Debt Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

12

	Inflation Plus	International Growth	International Opportunities	International Small Company	International Value	Long/ Short Global Equity	MidCap	MidCap Value	Multi- Asset Income	Municipal Income	Municipal Opportunities	Municipal Real Return	Municipal Short Duration	Quality Bond	Real Total Return	Short Duration	Small Cap Core	Small Cap Growth	Small Company	Strategic Income	Total Return Bond	Unconstrained Bond	Value Opportunities	World Bond
Initial Public Offerings		X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Interest Rate Risk	X					X			X	X	X	X	X	X	X	X				X	X	X		X
Inverse Floating Rate Securities						X			X	X	X	X	X	X	X	X				X	X	X		X
Investment Grade Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investment Strategy Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in a Subsidiary
Investments in Emerging Market Securities	X	X	X	X	X	X	X	X	X					X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Transaction Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Lending Portfolio Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Loans and Loan Participations	X					X			X					X	X	X				X	X	X		X
LIBOR Risk	X					X			X					X	X	X				X	X	X		X
Floating Rate Loans	X					X			X					X	X	X				X	X	X		X
Loan Participations	X					X			X					X	X	X				X	X	X		X
Senior Loans	X					X			X					X	X	X				X	X	X		X
Unsecured Loans Risk	X					X			X					X	X	X				X	X	X		X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership Risk	X					X			X					X	X	X			X	X	X	X		X
Mid Cap Securities Risk		X	X	X	X	X	X	X	X						X		X	X	X				X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Collateralized Debt Obligations (CDOs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities	X					X			X	X	X	X	X	X	X	X				X	X	X		X
New Fund Risk										X			X
Non-Diversification Risk																								X
Operational Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Capital Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Private Placement Risk						X													X
Private Investments in Public Equity (PIPES)						X													X
Quantitative Investing Risk						X			X						X		X	X	X		X			X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Recent Fixed Income Market Events	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Rule 144A Securities Risk	X		X	X					X	X	X	X	X	X	X	X				X	X	X		X

13

	Inflation Plus	International Growth	International Opportunities	International Small Company	International Value	Long/ Short Global Equity	MidCap	MidCap Value	Multi- Asset Income	Municipal Income	Municipal Opportunities	Municipal Real Return	Municipal Short Duration	Quality Bond	Real Total Return	Short Duration	Small Cap Core	Small Cap Growth	Small Company	Strategic Income	Total Return Bond	Unconstrained Bond	Value Opportunities	World Bond
Securities Trusts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales Risk						X
Small Capitalization Securities		X	X	X	X	X	X	X	X					X	X		X	X	X	X		X	X	X
Sovereign Debt	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Stripped Securities	X					X			X	X	X		X	X	X	X				X	X	X		X
Structured Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Taxable Income Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
To Be Announced (TBA) Transactions Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales of TBA Investments Risk	X								X	X	X	X	X	X	X	X				X	X	X		X
Use as Underlying Fund Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Treasury Inflation-Protection Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Value Investing Style Risk				X	X			X															X
Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

14

	Conservative Allocation	Growth Allocation	Moderate Allocation
Active Trading Risk	X	X	X
Asset Allocation Risk	X	X	X
Asset-Backed Securities	X	X	X
Asset Segregation	X	X	X
Bond Forwards Risk	X	X	X
Borrowing	X	X	X
Call Risk	X	X	X
Commodities Regulatory Risk	X	X	X
Commodities Sector Risk	X	X	X
Convertible Securities	X	X	X
Counterparty Risk	X	X	X
Credit Risk	X	X	X
Depositary Receipts	X	X	X
Derivative Instruments	X	X	X
Options Contracts	X	X	X
Equity Linked Notes	X	X	X
Futures Contracts & Options on Futures Contracts	X	X	X
Swap Agreements & Swaptions	X	X	X
Inflation-Linked Instruments	X	X	X
Hybrid Instruments	X	X	X
Credit-Linked Securities	X	X	X
Index Securities and Structured Notes	X	X	X
Event Linked Bonds	X	X	X
Foreign Currency Transactions	X	X	X
Risk Factors in Derivative Instruments	X	X	X
Dividend Paying Security Investment Risk	X	X	X
Dollar Rolls	X	X	X
Equity Risk	X	X	X
Exchange Traded Funds (ETFs)	X	X	X
Exchange Traded Notes (ETNs)	X	X	X
Event Risk	X	X	X
Fixed Income Securities	X	X	X
Foreign Investments	X	X	X
Fund of Funds Structure Risks	X	X	X
Government Intervention in Financial Markets	X	X	X
Growth Investing Style Risk	X	X	X
Healthcare-Related Securities Risk	X	X	X
High Yield Securities (“Junk Bonds”)	X	X	X
Distressed Securities	X	X	X
Illiquid Investments	X	X	X
Industry Concentration Risk	X	X	X
Inflation Protected Debt Securities	X	X	X
Initial Public Offerings	X	X	X
Interest Rate Risk	X	X	X
Inverse Floating Rate Securities	X	X	X
Investment Grade Securities	X	X	X
Investment Strategy Risk	X	X	X
Investments in a Subsidiary	X	X	X
Investments in Emerging Market Securities	X	X	X
Large Shareholder Transaction Risk	X	X	X
Lending Portfolio Securities	X	X	X
Liquidation of Funds	X	X	X
Loans and Loan Participations	X	X	X
LIBOR Risk	X	X	X
Floating Rate Loans	X	X	X
Loan Participations	X	X	X
Senior Loans	X	X	X
Unsecured Loans Risk	X	X	X
Market Risk	X	X	X
Master Limited Partnership Risk	X	X	X
Mid Cap Securities Risk	X	X	X
Money Market Instruments and Temporary Investment Strategies	X	X	X
Mortgage-Related Securities	X	X	X
Collateralized Debt Obligations (CDOs)	X	X	X
Municipal Securities	X	X	X
New Fund Risk	X	X	X

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	Conservative Allocation	Growth Allocation	Moderate Allocation
Non-Diversification Risk	X	X	X
Operational Risks	X	X	X
Other Capital Securities	X	X	X
Other Investment Companies	X	X	X
Preferred Stock Risk	X	X	X
Private Placement Risk	X	X	X
Private Investments in Public Equity (PIPES)	X	X	X
Quantitative Investing Risk	X	X	X
Real Estate Related Securities Risks	X	X	X
Recent Fixed Income Market Events	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X	X
Restricted Securities	X	X	X
Rule 144A Securities Risk	X	X	X
Securities Trusts	X	X	X
Short Sales Risk	X	X	X
Small Capitalization Securities	X	X	X
Sovereign Debt	X	X	X
Stripped Securities	X	X	X
Structured Securities	X	X	X
Taxable Income Risk	X	X	X
To Be Announced (TBA) Transactions Risk	X	X	X
Short Sales of TBA Securities Risk	X	X	X
Use as Underlying Fund Risk
U.S. Government Securities Risk	X	X	X
Treasury Inflation-Protection Securities	X	X	X
Value Investing Style Risk	X	X	X
Volatility Risk	X	X	X
Warrants and Rights Risk	X	X	X
Zero Coupon Securities	X	X	X

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ACTIVE TRADING RISK. Active or frequent trading of a Fund’s portfolio securities could increase a Fund’s transaction costs (thus negatively affecting performance) and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.

ASSET ALLOCATION RISK. A Fund’s ability to achieve its investment goal depends upon the investment manager’s skill in determining the Fund’s broad asset allocation mix and selecting underlying investments. Asset allocation risk is the risk that, if a Fund’s strategy for allocating assets among different asset classes and investments does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Certain Funds employ a multiple portfolio manager structure and combine different strategies into a single fund. The investment styles employed by the portfolio managers of these Funds may not be complementary, which could adversely affect the performance of such Funds.

ASSET-BACKED SECURITIES. Asset-backed securities are securities backed by a pool of some underlying asset, including but not limited to home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

Asset-backed securities do not always have the benefit of a security interest in the underlying asset. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off amounts owed. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the Funds purchase asset-backed securities that are “subordinated” to other interests in the same asset-backed pool, a Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Tax-exempt structured securities, such as tobacco bonds, are not considered asset-backed securities for purposes of each Fund’s investments .

A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is typically backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CDOs may charge management fees and administrative expenses.

For both CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer

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market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

ASSET Segregation. To the extent required by the U.S. Securities and Exchange Commission (“SEC”) guidelines, if a Fund engages in transactions that expose it to an obligation to another party, the Fund will either (i) hold an offsetting position for the same type of financial asset or (ii) maintain cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered pursuant to clause (i). Assets used as offsetting positions, designated on the Fund’s books or held in a segregated account cannot be sold while the position(s) requiring cover is/are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the Fund’s ability to meet shareholder redemption requests or other current obligations. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

BOND FORWARDS RISK. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward).

In order to reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (as described in “Asset Segregation” above), or otherwise “cover” its position in bond forwards in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.

BORROWING. Each Fund may borrow money to the extent set forth under “Investment Objectives and Policies.” The Funds do not intend to borrow for leverage purposes, except as may be set forth under “Investment Objectives and Policies.” Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

CALL RISK. Call risk is the risk that an issuer, especially during periods of falling interest rates, may redeem a security by repaying it early. Issuers may call outstanding securities prior to their maturity due to a decline in interest rates, a change in credit spreads or changes to or improvements in the issuer’s credit quality. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest the money it receives in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. This could potentially lower the Fund’s income, yield and its distributions to shareholders.

Commodities Regulatory Risk. Commodity-related companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. The CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading. Any of these actions, if taken, could adversely affect the returns of a Fund by limiting or precluding investment decisions the Fund might otherwise make. In addition, various national governments have expressed concern regarding the derivatives markets and the need to regulate such markets. Stricter laws, regulations or enforcement policies, with respect to the derivatives market, could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of commodity-related companies. The effect of any future regulatory change on a Fund is impossible to predict, but could be substantial and adverse to the Fund. Also, future regulatory developments may impact a Fund’s ability to invest in commodity-linked derivatives. In addition, the Internal Revenue Service (the “IRS”) has currently suspended the issuance of private letter rulings relating to the tax treatment of income and gain generated by investments in commodity-linked notes and income generated by investments in controlled foreign corporations that invest in commodity-linked derivative instruments. See “- Investments in a Subsidiary” below.

COMMODITIES SECTOR RISK. Investment in commodity related securities or commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities.  The commodities markets have experienced periods of extreme volatility. Volatility in the commodities markets may result in rapid and substantial changes (positive or negative) in the value of the Fund’s holdings. The value of commodity related securities and commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, lack of liquidity, and events or circumstances that affect a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic,

18

political and regulatory developments, as well as participation in the commodities markets of speculators as well as commodity index volatility generally.  The value of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies and are subject to temporary distortions and other disruptions due to, among other factors, the participation of speculators.  The commodity-linked securities in which a Fund invests may be issued by companies in the financial services sector, and thus events affecting the financial services sector may also cause the Fund’s share value to fluctuate. The frequency and magnitude of changes in the commodities markets cannot be predicted. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle to a greater extent than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

CONVERTIBLE SECURITIES. The market value of a convertible security typically performs like that of a regular debt security; this means that if market interest rates rise, the value of a convertible security usually falls. Convertible securities are also subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable).

Contingent Convertibles. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

•	Loss absorption risk. CoCos have no stated maturity and have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

•	Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

•	Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Synthetic Convertibles. Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the

19

underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

COUNTERPARTY Risk. With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights. The Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty.

CREDIT RISK. Credit risk is the risk that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, in recent years the long-term U.S. credit rating was downgraded by at least one major rating agency as a result of disagreements with the U.S. Government over raising the debt ceiling to repay outstanding obligations and this event has introduced greater uncertainty about the future ability of the U.S. to repay its obligations due to political or other developments. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

DEPOSITARY RECEIPTS (ADRs, EDRs and GDRs). Certain Funds may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are receipts typically issued by a U.S. bank or trust company that evidence underlying securities issued by a foreign corporation. ADRs are traded on U.S. securities exchanges, or in over-the-counter markets, and are denominated in U.S. dollars. EDRs and GDRs are similar instruments that are issued in Europe (EDRs) or globally (GDRs), traded on foreign securities exchanges and denominated in foreign currencies. The value of a depositary receipt will fluctuate with the value of the underlying security, reflect changes in exchange rates and otherwise involve the same risks associated with the foreign securities that they evidence or into which they may be converted. A Fund may also invest in depositary receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of Unsponsored Depositary Receipts are not obligated to disclose information that would be considered material in the United States. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Certain Funds may also invest in Global Depositary Notes (“GDN”), a form of depositary receipt. A GDN is a debt instrument created by a bank that evidences ownership of a local currency-denominated debt security. An investment in GDNs involves further risks due to certain features of GDNs. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local currency-denominated bonds; however, they trade, settle, and pay interest and principal in U.S. dollars, and are Depository Trust Company/Euroclear/Clearstream eligible. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN. See also “Foreign Investments” below.

DERIVATIVE INSTRUMENTS

Certain Funds may use instruments called derivatives or derivative securities. Although each Fund of Funds primarily invests in Underlying Funds, each Fund of Funds may invest directly in derivative investments such as futures and options and swap transactions to manage risk, to replicate securities the Fund of Funds could buy, or for other investment purposes. A derivative is a financial instrument the value of which is derived from the value of one or more underlying securities, commodities, currencies, indices, debt instruments, other derivatives or any other agreed upon pricing index or arrangement (e.g., the movement over time of the Consumer Price Index or freight rates) (each an “Underlying Instrument”). Derivatives contracts are either physically settled, which means the parties trade the Underlying Instrument itself, or cash settled, which means the parties simply make cash payments based on the value of the Underlying Instrument (and do not actually deliver or receive the Underlying Instrument). Derivatives may allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Many derivative contracts are traded on securities or commodities exchanges, the contract terms are generally standard, and the parties make payments due under the contracts through the exchange. Most exchanges require the parties to post margin against their obligations under the contracts, and the performance of the parties’ obligations under such contracts is usually guaranteed by the exchange or a related clearing corporation. Other derivative contracts are traded over-the-counter (“OTC”) in transactions negotiated directly between the counterparties. OTC derivative contracts do not have standard terms, so they are generally less liquid and more difficult to value than exchange-traded contracts. OTC derivatives also expose a Fund to additional credit risks to the extent a counterparty defaults on a contract. See “Additional Risk Factors and Considerations of OTC Transactions” below.

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Depending on how a Fund uses derivatives and the relationships between the market values of the derivative and the Underlying Instrument, derivatives could increase or decrease a Fund’s exposure to the risks of the Underlying Instrument. Derivative contracts may also expose the Fund to additional liquidity and leverage risks. See “Risk Factors in Derivative Instruments” below.

Certain Funds may use derivatives for cash flow management or, as part of their overall investment strategies, to seek to replicate the performance of a particular index or to enhance returns. The use of derivatives to enhance returns is considered speculative because the Fund is primarily seeking to achieve gains rather than to offset, or hedge, the risks of other positions. When a Fund invests in a derivative for speculative purposes, the Fund is fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative itself. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging Risk. Each Fund may use derivative instruments to offset the risks, or to “hedge” the risks, associated with other Fund holdings. For example, derivatives may be used to hedge against movements in interest rates, currency exchange rates and the equity markets through the use of options, futures transactions and options on futures. Derivatives may also be used to hedge against duration risk in fixed-income investments. Losses on one Fund investment may be substantially reduced by gains on a derivative that reacts to the same market movements in an opposite manner. However, while hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative offsets the advantage of the hedge.

Among other risks, hedging involves correlation risk, which is the risk that changes in the value of the derivative will not match (i.e., will not offset) changes in the value of the holdings being hedged as expected by a Fund. In such a case, any losses on the Fund holdings being hedged may not be reduced or may even be increased as a result of the use of the derivative. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability effectively to hedge its portfolio.

There can be no assurance that the use of hedging transactions will be effective. No Fund is required to engage in hedging transactions, and each Fund may choose not to do so. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The Funds might not employ any of the derivatives strategies described below, and there can be no assurance that any strategy used will succeed. A Fund’s success in employing derivatives strategies may depend on the sub-adviser’s correctly forecasting interest rates, market values or other economic factors, and there can be no assurance that the sub-adviser’s forecasts will be accurate. If the sub-adviser’s forecasts are not accurate, the Fund may end up in a worse position than if derivatives strategies had not been employed at all. A Fund’s ability to use certain derivative transactions may be limited by tax considerations and certain other legal considerations. Further, suitable derivative transactions might not be available at all times or in all circumstances. Described below are certain derivative instruments and trading strategies the Funds may use (either separately or in combination) in seeking to achieve their overall investment objectives.

Options Contracts

An options contract, or an “option,” is a type of derivative. An option is an agreement between two parties in which one gives the other the right, but not the obligation, to buy or sell an Underlying Instrument at a set price (the “exercise price” or “strike price”) for a specified period of time. The buyer of an option pays a premium for the opportunity to decide whether to carry out the transaction (exercise the option) when it is beneficial. The option seller (writer) receives the initial premium and is obligated to carry out the transaction if and when the buyer exercises the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Underlying Instruments. Options that are written on futures contracts, or futures options (discussed below), are subject to margin requirements similar to those applied to futures contracts. A Fund may engage in options transactions on any security or instrument in which it may invest, on any securities index based on securities in which it may invest or on any aggregates of equity and debt securities consisting of securities in which it may invest (aggregates are composites of equity or debt securities that are not tied to a commonly known index). Certain Funds may also enter into options on foreign currencies. As with futures and swaps (discussed below), the success of any strategy involving options depends on the sub-adviser’s analysis of many economic and mathematical factors, and a Fund’s return may be higher if it does not invest in such instruments at all. A Fund may only write “covered” options. The sections below describe certain types of options and related techniques that the Funds may use.

Call Options. A call option gives the holder the right to purchase the Underlying Instrument at the exercise price for a fixed period of time. A Fund would typically purchase a call option in anticipation of an increase in value of the Underlying Instrument because owning the option allows the Fund to participate in price increases on a more limited risk basis than if the Fund had initially directly purchased the Underlying Instrument. If, during the option period, the market value of the Underlying Instrument exceeds the exercise price, plus the option premium paid by the Fund and any transaction costs the Fund incurs in purchasing the option, the Fund realizes a gain upon exercise of the option. Otherwise, the Fund realizes either no gain or a loss on its purchase of the option.

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Certain Funds are also permitted to write (i.e., sell) “covered” call options, which obligate a Fund, in return for the option premium, to sell the Underlying Instrument to the option holder for the exercise price if the option is exercised at any time before or on its expiration date. In order for a call option to be covered, the Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding: (i) the Fund owns the Underlying Instrument subject to the option (or, in the case of an option on an index, owns securities whose price changes are expected to be similar to those of the underlying index), (ii) the Fund has an absolute and immediate right to acquire the Underlying Instrument without additional cash consideration (or for additional cash consideration so long as the Fund segregates such additional cash amount) upon conversion or exchange of other securities in its portfolio, (iii) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position, or (iv) the Fund segregates assets with an aggregate value equal to the exercise price of the option.

A Fund would typically write a call option to generate income from the option premium and/or in anticipation of a decrease, or only a limited increase (i.e., an increase that is less than the option premium received by the Fund in writing the option), in the market value of the Underlying Instrument. In writing a call option, however, the Fund would not profit if the market value of the Underlying Instrument increases to an amount that exceeds the sum of the exercise price plus the premium received by the Fund. Also, the Fund cannot sell the Underlying Instrument while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as option writer by means of an offsetting purchase of an identical option prior to the expiration or exercise of the option it has written.

Put Options. A put option gives the holder the right to sell the Underlying Instrument at the exercise price for a fixed period of time. A Fund would typically purchase a put option in anticipation of a decline in market values of securities. This limits the Fund’s potential for loss in the event that the market value of the Underlying Instrument falls below the exercise price.

Each Fund is also permitted to write covered put options on the securities or instruments in which it may invest. In order for a put option to be covered, the Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding: (i) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position or (ii) the Fund segregates assets or cash with an aggregate value equal to the exercise price of the option.

A Fund would typically write a put option on an Underlying Instrument to generate income from premiums and in anticipation of an increase or only a limited decrease in the value of the Underlying Instrument. However, as writer of the put and in return for the option premium, the Fund takes the risk that it may be required to purchase the Underlying Instrument at a price in excess of its market value at the time of purchase. Because the purchaser may exercise its right under the option contract at any time during the option period, the Fund has no control over when it may be required to purchase the Underlying Instrument unless it enters into a closing purchase transaction.

Collars and Straddles. Certain Funds may employ collars, which are options strategies in which a call with an exercise price greater than the price of the Underlying Instrument (an “out-of-the-money call”) is sold and an in-the-money put (where the exercise price is again above the price of the Underlying Instrument) is purchased, to preserve a certain return within a predetermined range of values. Certain Funds are also permitted to write covered straddles consisting of a combination of a call and a put written on the same Underlying Instrument. A straddle is covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Options on Indices. Certain Funds are permitted to invest in options on any index made up of securities or other instruments in which a Fund itself may invest. Options on indices are similar to options on securities except that index options are always cash settled, which means that upon exercise of the option the holder receives cash equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple that determines the total monetary value for each point of such difference. As with other written options, all index options written by a Fund must be covered.

Risks Associated with Options. There are several risks associated with options transactions. For example, there are significant differences between the options market and the securities markets that could result in imperfect correlation between the two markets. Such imperfect correlation could then cause a given transaction to fail to achieve its objectives. Options are also subject to the risks of an illiquid secondary market, whether those options are traded over-the-counter or on a national securities exchange. There can be no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the Underlying Instruments or dispose of the segregated assets used to cover the options until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Instruments. Moreover, a Fund’s ability to engage in options transactions may be limited by tax considerations and other legal considerations.

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The presence of a liquid secondary market on an options exchange may dry up for any or all of the following reasons: (i) there may be insufficient trading interest in certain options; (ii) the exchange may impose restrictions on opening or closing transactions or both; (iii) the exchange may halt or suspend trading, or impose other restrictions, on particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal exchange operations; (v) the facilities of the exchange or its related clearing corporation may at times be inadequate to handle trading volume; and/or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular classes or series of options), in which event the secondary market on that exchange (or in such classes or series of options) would cease to exist. However, if the secondary market on an exchange ceases to exist, it would be expected (though it cannot be guaranteed) that outstanding options on that exchange, if any, that had been issued as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund’s options transactions will also be subject to limitations, established by exchanges, boards of trade or other trading facilities, governing the maximum number of options in each class that may be written or purchased by any single investor or a group of investors acting in concert. As such, the number of options any single Fund can write or purchase may be affected by options already written or purchased by other Hartford Funds. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits and/or impose sanctions. Also, the hours of trading for options may not conform to the hours during which the Underlying Instruments are traded. To the extent that the options markets close before the markets for the Underlying Instruments, significant price movements can take place in the underlying markets that would not be reflected in the options markets.

OTC options implicate additional liquidity and credit risks. Unlike exchange-listed options, where an intermediary or clearing corporation assures that the options transactions are properly executed, the responsibility for performing OTC options transactions rests solely on the writer and holder of those options. See “Additional Risk Factors and Considerations of OTC Transactions” below.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends on the sub-adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. See “Risk Factors in Derivative Instruments” below.

Additional Risk Associated with Options on Indices. The writer’s payment obligation under an index option (which is a cash-settled option) usually equals a multiple of the difference between the exercise price, which was set at initiation of the option, and the closing index level on the date the option is exercised. As such, index options implicate a “timing risk” that the value of the underlying index will change between the time the option is exercised by the option holder and the time the obligation thereunder is settled in cash by the option writer.

Equity Linked Notes

Investments in Equity Linked Notes (“ELNs”) often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. Should the prices of the underlying securities move in an unexpected manner, a Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and a Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment. See also “Foreign Investments – Linked Notes” below.

Futures Contracts and Options on Futures Contracts

A futures contract, which is a type of derivative, is a standardized, exchange-traded contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specified quantity of an Underlying Instrument at a specified price and specified future time. The Funds are generally permitted to invest in futures contracts and options on futures contracts with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities (aggregates are composites of equity or debt securities that are not tied to a commonly known index), interest rates, indices, commodities and other financial instruments.

No price is paid upon entering into a futures contract. Rather, when a Fund purchases or sells a futures contract it is required to post margin (“initial margin”) with the futures commission merchant (“FCM”) executing the transaction. The margin required for a futures contract is usually less than ten percent of the contract value, but it is set by the exchange on which the contract is traded and may by modified during the term of the contract. Subsequent payments, known as “variation margin,” to and from the FCM, will then be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates (a process

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known as “marking to market”). If a Fund has insufficient cash available to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Futures involve substantial leverage risk.

An option on a futures contract (“futures option”) gives the option holder the right (but not the obligation) to buy or sell its position in the underlying futures contract at a specified price on or before a specified expiration date. As with a futures contract itself, a Fund is required to deposit and maintain margin with respect to futures options it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

The sale of a futures contract limits a Fund’s risk of loss, prior to the futures contract’s expiration date, from a decline in the market value of portfolio holdings correlated with the futures contract. In the event the market values of the portfolio holdings correlated with the futures contract increase rather than decrease, however, a Fund will realize a loss on the futures position and a lower return on the portfolio than would have been realized without the purchase of the futures contract.

Positions taken in the futures markets are usually not held to maturity but instead liquidated through offsetting transactions that may result in a profit or loss. While the Fund’s futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the Underlying Instrument whenever it appears economically advantageous to do so.

A Fund is permitted to enter into a variety of futures contracts, including interest rate futures, index futures, currency futures and commodity futures, and options on such futures contracts. A Fund may also invest in instruments that have characteristics similar to futures contracts, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity or currency at a future point in time. The risks of such investments reflect the risks of investing in futures and derivatives generally, including volatility and illiquidity.

Risks Associated with Futures and Futures Options. The primary risks associated with the use of futures contracts and options are: (a) imperfect correlation between the change in market value of instruments held by a Fund and the price of the futures contract or option; (b) the possible lack of an active market for a futures contract or option, or the lack of a liquid secondary market for a futures option, and the resulting inability to close the futures contract or option when desired; (c) losses, which are potentially unlimited, caused by unanticipated market movements; (d) the sub-adviser’s failure to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance in its obligations. Futures contracts and futures options also involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options. Moreover, futures are inherently volatile, and a Fund’s ability to engage in futures transactions may be limited by tax considerations and other legal considerations.

U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Additional Considerations of Commodity Futures Contracts. In addition to the risks described above, there are several additional risks associated with transactions in commodity futures contracts. In particular, the costs to store underlying physical commodities are reflected in the price of a commodity futures contract. To the extent that storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. Further, the commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments and may be subject to broad price fluctuations.

Other Considerations Related to Options and Futures Options. Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Swap Agreements and Swaptions

A swap agreement, or a swap, is a type of derivative instrument. Swap agreements are entered into for periods ranging from a few weeks to more than one year. In a standard swap, two parties exchange the returns (or differentials in rates of return) earned or realized on an Underlying Instrument. The gross returns to be exchanged (or “swapped”) between the parties are calculated with respect to a “notional amount,” which is a predetermined dollar principal that represents the hypothetical underlying quantity upon which the parties’ payment obligations are computed. The notional amount may be, among other things, a specific dollar amount invested, for example, at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities that

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represents a particular index. The notional amount itself normally is not exchanged between the parties, but rather it serves as a reference amount from which to calculate the parties’ obligations under the swap.

A Fund will usually enter into swap agreements on a “net basis,” which means that the two payment streams are netted out with each party receiving or paying, as the case may be, only the net amount of the payments. A Fund’s obligations under a swap agreement are generally accrued daily (offset against any amounts owing to the Fund), and accrued but unpaid net amounts owed to a counterparty are covered by segregating liquid assets, marked to market daily, to avoid leveraging the Fund’s portfolio. If a Fund enters into a swap on other than a net basis, the Fund will segregate the full amount of its obligations under such swap. A Fund may enter into swaps, caps, collars, floors and related instruments with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies under the transaction documents, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

A Fund may engage in a wide variety of swap transactions, including, but not limited to, credit- and event-linked swaps, interest rate swaps, swaps on specific securities or indices, swaps on rates (such as mortgage prepayment rates) and other types of swaps, such as caps, collars, and floors. In addition, to the extent a Fund is permitted to invest in foreign currency-denominated securities, it may invest in currency swaps. A Fund may also enter into options on swap agreements (“swaptions”). Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The sections below describe certain swap arrangements and related techniques that the Funds may use.

Interest Rate Swaps, Caps, Floors and Collars. An interest rate swap is an OTC contract in which the parties exchange interest rate exposures (e.g., exchange floating rate payments for fixed rate payments or vice versa). For example, a $10 million LIBOR swap requires one party to pay the equivalent of the London Interbank Offered Rate of Interest (which fluctuates) on the $10 million principal amount in exchange for the right to receive from the other party the equivalent of a stated fixed rate of interest on the $10 million principal amount.

Among other techniques, a Fund may use interest rate swaps to hedge interest rate and duration risk on fixed-income securities or portfolios, which can be particularly sensitive to interest rate changes. Duration measures the sensitivity in prices of fixed-income securities to changes in interest rates; the duration of a portfolio or basket of bonds is the weighted average of the individual component durations. Longer maturity bonds typically have a longer duration than shorter maturity bonds and, therefore, higher sensitivity to interest rate changes. In an environment where interest rates are expected to rise, a Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points (such as two-, five- and 10- year duration points).

A Fund may also purchase or sell interest rate caps or floors. In a typical interest rate cap, the buyer receives payments from the seller to the extent that a specified interest rate exceeds a predetermined level. In a typical interest rate floor, the buyer receives payments from the seller to the extent that a specified interest rate falls below a predetermined level. An interest rate collar combines elements of purchasing a cap and selling a floor and is usually employed to preserve a certain return within a predetermined range of values.

Commodity Swaps. A commodity swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a commodity-based Underlying Instrument (such as a specific commodity or commodity index) in return for periodic payments based on a fixed or variable interest rate or the total return from another commodity-based Underlying Instrument. In a total return commodity swap, a Fund receives the price appreciation of a commodity index, a portion of a commodity index or a single commodity in exchange for paying an agreed-upon fee. As with other types of swap agreements, if the commodity swap lasts for a finite period of time, the swap may be structured such that the Fund pays a single fixed fee established at the outset of the swap. However, if the term of the commodity swap is ongoing, with interim swap payments, the Fund may pay a variable or “floating” fee. Such a variable fee may be pegged to a base rate, such as LIBOR, and is adjusted at specific intervals. As such, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date. See “LIBOR Risk” above.

Currency Swaps. A currency swap agreement is a contract in which two parties exchange one currency (e.g., U.S. dollars) for another currency (e.g., Japanese yen) on a specified schedule. The currency exchange obligations under currency swaps could be either interest payments calculated on the notional amount or payments of the entire notional amount (or a combination of both). Funds may engage in currency swap agreements as a tool to protect against uncertainty and fluctuations in foreign exchange rates in the purchase and sale of securities. However, the use of currency swap agreements does not eliminate, or even always mitigate, potential losses arising from fluctuations in exchange rates. In the case of currency swaps that involve the delivery of the entire notional amount of currency in exchange for another currency, the entire notional principal of the currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap (“CDS”) is an agreement between two parties whereby one party (the “protection buyer”) makes an up-front payment or a stream of periodic payments over the term of the CDS to the other party (the “protection

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seller”), provided generally that no event of default or other credit-related event (a “credit event”) with respect to an Underlying Instrument occurs. In return, the protection seller agrees to make a payment to the protection buyer if a credit event does occur with respect to the Underlying Instrument. The CDS market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Credit default swaps typically last between six months and three years, provided that no credit event occurs. Credit default swaps may be physically settled or cash settled.

A Fund may be either the protection buyer or the protection seller in a CDS. A Fund generally will not buy protection on issuers that are not currently held by that particular Fund. However, a Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between such Fund’s holdings or exposures and the reference entities in the credit default swap. If the Fund is the protection buyer and no credit event occurs, the Fund loses its entire investment in the CDS (i.e., an amount equal to the aggregate amount of payments made by the Fund to the protection seller over the term of the CDS). However, if a credit event does occur, the Fund (as protection buyer), will deliver the Underlying Instrument to the protection seller and is entitled to a payment from the protection seller equal to the full notional value of the Underlying Instrument, even though the Underlying Instrument at that time may have little or no value. If the Fund is the protection seller and no credit event occurs, the Fund receives a fixed income throughout the term of the CDS (or an up-front payment at the beginning of the term of the CDS) in the form of payments from the protection buyer. However, if the Fund is the protection seller and a credit event occurs, the Fund is obligated to pay the protection buyer the full notional value of the Underlying Instrument in return for the Underlying Instrument (which may at that time be of little or no value).

A Fund may also invest in the Dow Jones CDX (“CDX”), which is a family of indices that track credit derivative indices in various countries around the world. The CDX provides investors with exposure to specific reference baskets of issuers of bonds or loans in certain segments, such as North American investment grade credit derivatives or emerging markets. CDX reference baskets are generally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs increases the universe of bonds and loans to which a Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments (rather, they entail risks more associated with derivative instruments). The liquidity of the market for CDXs is also subject to liquidity in the secured loan and credit derivatives markets.

Total return swaps, asset swaps, inflation swaps and similar instruments. A Fund may enter into total return swaps, asset swaps, inflation swaps and other types of swap agreements. In a total return swap, the parties exchange the total return (i.e., interest payments plus any capital gains or losses) of an Underlying Instrument (or basket of such instruments) for the proceeds of another Underlying Instrument (or basket of such instruments). Asset swaps combine an interest rate swap with a bond and are generally used to alter the cash flow characteristics of the Underlying Instrument. For example, the parties may exchange a fixed investment, such as a bond with guaranteed coupon payments, for a floating investment like an index. Inflation swaps are generally used to transfer inflation risk. See “Inflation-Linked Instruments” herein.

Swaptions. A Fund may also enter into swap options, or “swaptions.” A swaption is a contract that gives one party the right (but not the obligation), in return for payment of the option premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time and on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the option premium it paid should it decide not to exercise the option. When a Fund writes a swaption, however, it is obligated according to the terms of the underlying agreement if the option holder exercises the option.

Asset Segregation. As investment companies registered with the SEC, the Funds may “set aside” (often referred to as “asset segregation”) liquid assets, or otherwise “cover” their positions in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

Risks Associated with Swaps and Swaptions. Investing in swaps and swaptions, and utilizing these and related techniques in managing a Fund portfolio, are highly specialized activities that involve investment techniques and risks different from those associated with ordinary portfolio transactions. These investments involve significant risk of loss. Whether a Fund’s use of swaps will be successful in furthering its investment objective will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. If the sub-adviser is incorrect in its forecast of market values, the sub-adviser’s utilization of swap arrangements and related techniques could negatively impact the Fund’s performance.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Also, certain restrictions imposed by the Code may limit the Fund’s ability to use swap agreements.

If the creditworthiness of a Fund’s swap counterparty declines, it becomes more likely that the counterparty will fail to meet its obligations under the contract, and consequently the Fund will suffer losses. Although there can be no assurance that a Fund will

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be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. However, a Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined. There can be no assurance that a Fund will be able to enter into swap transactions at prices or on terms the sub-adviser believes are advantageous to such Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate a swap or to sell or offset caps, collars or floors that it has purchased. Investing in swaps and related techniques involves the risks associated with investments in derivative instruments. Please see “Risk Factors in Derivative Instruments” and “Additional Risk Factors and Considerations in OTC Transactions” below.

Inflation-Linked Instruments

Certain Funds are permitted to invest in a variety of inflation-linked instruments, such as inflation-indexed securities and inflation-linked derivatives, to manage inflation risk or to obtain inflation exposure. Inflation – a general rise in the prices of goods and services – is measured by inflation indices like the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics, and the Retail Prices Index (RPI), which is calculated by the U.K. Office for National Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Inflation-linked derivatives are derivative instruments that tie payments to an inflation index. Currently, most inflation derivatives are in the form of inflation swaps, such as CPI swaps. A CPI swap is a fixed-maturity, over-the-counter derivative where one party pays a fixed rate in exchange for payments tied to the CPI. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between Treasury yields and Treasury inflation protected securities (“TIPS”) yields of similar maturities at the initiation of the swap agreement. CPI swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of a CPI swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation, as measured by the CPI. A CPI swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

Other types of inflation derivatives include inflation options and futures. There can be no assurance that the CPI, or any foreign inflation index, will accurately measure the rate of inflation in the prices of consumer goods and services. Further, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Moreover, inflation-linked instruments are subject to the risks inherent in derivative transactions generally. See “Risk Factors in Derivative Instruments” herein. The market for inflation-linked instruments is still developing. The sub-adviser reserves the right to use the instruments discussed above and similar instruments that may be available in the future.

Hybrid Instruments

A hybrid instrument is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity and/or a derivative. For example, an oil company might issue a commodity-linked bond that pays a fixed level of interest plus additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level. This is a hybrid instrument combining a bond with an option on oil.

Depending on the types and terms of hybrid instruments, they present risks that may be similar to, different from or greater than those associated with traditional investments with similar characteristics. Hybrid instruments are potentially more volatile than traditional investments and, depending on the structure of the particular hybrid, may expose the Fund to additional leverage and liquidity risks. Moreover, the purchase of hybrids exposes a Fund to the credit risk of the issuers of the hybrids. Described below are certain hybrid instruments the Funds may use in seeking to achieve their investment objectives. The sub-adviser reserves the right to use the instruments mentioned below and similar instruments that may be available in the future.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities. Investments in credit-linked securities normally consist of the right to receive periodic payments during the term and payment of principal at the end of the term. However, these payments depend on the issuer’s own investments in derivative instruments and are, accordingly, subject to the risks associated with derivative instruments, which include volatility, illiquidity and counterparty risk.

Indexed Securities and Structured Notes. Indexed securities are derivative securities the interest rate or principal of which is determined by an unrelated indicator (e.g., a currency, security, commodity or index). Structured notes are debt indexed securities. Indexed securities implicate a high degree of leverage, which magnifies the potential for gain and the risk of loss, when they include a multiplier that multiplies the indexed element by a specific factor.

Structured notes and indexed securities can be very volatile investments because, depending on how they are structured, their value may either increase or decrease in response to the value of the Underlying Instruments. The terms of these securities may also provide that in some instances no principal is due at maturity, which may result in a loss of invested capital. These instruments also may entail a greater degree of market risk than other types of securities because the investor bears the risk not

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only of the instrument but also of the unrelated indicator. Indexed securities may involve significant credit risk and liquidity risk and, as with other sophisticated strategies, a Fund’s use of these instruments may not work as intended.

Event-Linked Bonds. Certain Funds may invest in “event-linked bonds” (or “catastrophe bonds”). The event-linked bond market is a growing sector of the global fixed income market that provides investors with high return potentials in exchange for taking on “event risk,” such as the risk of a major hurricane, earthquake or pandemic. If such trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond. Some event-linked bonds provide for an extension of maturity to process and audit loss claims if a trigger has, or possibly has, occurred. Such extension may increase volatility. Event-linked bonds may also expose a fund to other unanticipated risks including credit risk, counterparty risk, liquidity risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risks inherent in derivative transactions. See “Derivative Instruments – Risk Factors in Derivative Instruments” below.

Foreign Currency Transactions

All Funds that are permitted to invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and futures options, and they may engage in foreign currency transactions either on a spot (cash) basis at prevailing currency exchange rates or through forward currency contracts. The Funds may engage in these transactions to hedge, directly or indirectly, against currency fluctuations, for other investment purposes and, with respect to certain Funds, to seek to enhance returns. A Fund may enter into currency transactions only with counterparties that the sub-adviser deems to be creditworthy. Certain of the foreign currency transactions the Funds may use are described below.

Forward Currency Contracts. Certain Funds may enter into forward currency contracts (“forwards”) in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. Forwards are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a set price on a future date. The market value of a forward fluctuates with changes in foreign currency exchange rates. Forwards are marked to market daily based upon foreign currency exchange rates from an independent pricing service, and the change in value is recorded as unrealized appreciation or depreciation. A Fund will record a realized gain or loss when the forward is closed. Forwards are highly volatile, involve substantial currency risk and may also involve credit and liquidity risks.

A Fund may use a forward in a “settlement hedge,” or “transaction hedge,” to lock in the U.S. dollar price on the purchase or sale of securities denominated in a foreign currency between the time when the security is purchased or sold and the time at which payment is received. Forward contracts on foreign currency may also be used by a Fund in anticipation generally of the Fund’s making investments denominated in a foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

In a “position hedge,” the Fund uses a forward to hedge against a decline in the value of existing investments denominated in foreign currency. For example, a Fund may enter into a forward contract to sell Japanese yen in return for U.S. dollars in order to hedge against a possible decline in the yen’s value. Position hedges tend to offset both positive and negative currency fluctuations. Alternately, the Fund could hedge its position by selling another currency expected to perform similarly to the Japanese yen. This is called a “proxy hedge” and may offer advantages in terms of cost, yield or efficiency. However, proxy hedges may result in losses if the currency used to hedge does not move in tandem with the currency in which the hedged securities are denominated.

The Funds may also engage in cross-hedging by entering into forward contracts in one currency against a different currency. Cross-hedging may be used to limit or increase exposure to a particular currency or to establish active exposure to the exchange rate between the two currencies.

Forward Rate Agreements. Certain Funds may also enter into forward rate agreements. Under a forward rate agreement, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable. These instruments are traded in the OTC market. These transactions involve risks, including counterparty risk. See “Risk Factors in Derivative Instruments” below.

Currency Swaps, Options and Futures. In order to protect against currency fluctuations and for other investment purposes, the Funds may enter into currency swaps, options and futures. See “Swap Agreements and Swaptions – Currency Swaps,” “Options Contracts,” and “Futures Contracts and Options on Futures Contracts” herein.

Additional Risks Associated with Foreign Currency Transactions.

It is extremely difficult to forecast currency market movements, and whether any hedging or other investment strategy will be successful is highly uncertain. Further, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward. Therefore, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. To the extent a Fund hedges against anticipated currency movements that do not occur, the Fund may

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realize losses and decrease its total return as a result of its hedging transactions. It is impossible to hedge fully or perfectly against the effects of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

A Fund may buy or sell foreign currency options either on exchanges or in the OTC market. Foreign currency transactions on foreign exchanges may not be regulated to the same extent as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. Foreign currency transactions are also subject to the risks inherent in investments in foreign markets. Please see “Foreign Investments” below.

Risk Factors in Derivative Instruments

Derivatives are volatile and involve significant risks, including:

Correlation Risk – the risk that changes in the value of a derivative instrument will not match the changes in the value of the Fund holdings that are being hedged.

Counterparty Risk – the risk that the party on the other side of an OTC derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Credit Risk – the risk that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investment in and/or exposure to that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Index Risk – in respect of index-linked derivatives, the risks associated with changes in the underlying indices. If an underlying index changes, a Fund may receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction from the reference index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk – the risk that the value of an investment may decrease when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk (interest rate risk is commonly measured by a fixed income investment’s duration). Falling interest rates also create the potential for a decline in a Fund’s income.

Leverage Risk – the risk associated with certain types of investments or trading strategies (for example, borrowing money to increase the amount being invested) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that substantially exceed the amount originally invested.

Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like to sell them or at the price the seller believes the security is currently worth.

Tax Risk—The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments, and could impair the ability of the sub-adviser to use derivatives when it wishes to do so.

Short Position Risk- A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss

The potential loss on derivative instruments may be substantial relative to the initial investment therein. A Fund incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

Regulatory Aspects of Derivatives and Hedging Instruments.

As a result of amendments to rules under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), HFMC must either operate within certain guidelines and restrictions with respect to a Fund’s use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the CFTC as a “commodity pool operator” (“CPO”)

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with respect to the Fund and be required to operate the Fund in compliance with certain disclosure, reporting, and recordkeeping requirements.

Previously, the CFTC permitted unlimited futures transactions and options thereon, so long as a fund had claimed an exclusion from registration as a CPO, and swap contracts were not formerly regulated by the CFTC.   Under the amended rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company that it advises uses futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.

Certain Funds have filed a notice of eligibility claiming an exclusion from the definition of the term CPO and therefore such Funds are not subject to registration or regulation as a CPO under the CEA. Consistent with certain other Funds’ investment strategies, HFMC intends to maintain the flexibility to use futures contracts, options on such futures, commodity options and certain swaps for non-bona fide hedging purposes beyond the de minimis amounts provided under the CFTC rules. As such, HFMC is subject to registration and regulation as a CPO under the CEA with respect to its service as investment adviser to these Funds. In the event that a Fund not currently registered with or regulated by the CFTC engages in transactions that require registration as a CPO in the future, the Fund will comply with applicable regulations. If a Fund operates subject to CFTC regulation, it may incur additional expenses.

Additional Risk Factors and Considerations of OTC Transactions

Certain derivatives traded in OTC markets, including swaps, OTC options and indexed securities, involve substantial liquidity risk. This risk may be increased in times of financial stress if the trading market for OTC derivatives contracts or otherwise becomes restricted. The absence of liquidity may make it difficult or impossible for a Fund to ascertain a market value for such instruments and/or to sell them promptly and at an acceptable price.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The counterparty’s failure to honor its obligations would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction. In addition, closing transactions can be made for OTC options only by negotiating directly with the counterparty or effecting a transaction in the secondary market (if any such market exists). There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option at any time prior to its expiration, if at all.

DIVIDEND PAYING SECURITY INVESTMENT RISK. Income provided by a Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. In addition, securities that pay dividends as a group can fall out of favor with the market, causing a Fund to underperform funds that do not focus on dividends. A Fund’s focus on dividend yielding investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities.

DOLLAR ROLLS. In connection with their ability to purchase securities on a when-issued or forward commitment basis, the Funds may enter into “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of the sub-adviser, as appropriate, to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of a Fund’s assets that are subject to market risk to an amount that is greater than such Fund’s net asset value, which could result in increased volatility of the price of such Fund’s shares. Further, entering into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before a Fund is able to purchase it, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, but not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.

EQUITY RISK. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price

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volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

ETFs. ETFs are registered investment companies that trade their shares on stock exchanges (such as the NYSE MKT LLC and the New York Stock Exchange) at market prices (rather than net asset value) and only are redeemable from the fund itself in large increments or in exchange for baskets of securities. As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector, or they may be actively managed. An investment in an ETF generally implicates the following risks: (i) the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies of the ETF; (ii) the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) the risk that, to the extent the ETF does not fully replicate the underlying index, the ETF’s investment strategy may not produce the intended results; (iv) the risk of more frequent price fluctuations due to secondary market trading, which may result in a loss to the Fund; (v) the risk that an ETF may trade at a price that is lower than its net asset value; and (vi) the risk that an active market for the ETF’s shares may not develop or be maintained. Also, a Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which it invests. ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted.

Generally, a Fund, other than a Fund of Funds with respect to the Underlying Funds, will not purchase securities of an investment company (which would include an ETF) if, as a result: (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds sponsored by other fund families to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing fund. The Funds and the Funds of Funds may rely on these exemptive orders to invest in ETFs.

ETNs. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities, including credit risk, and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and a Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index. Each Fund of Funds may directly invest in ETNs.

EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by the issuer’s taking on additional debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

FIXED INCOME SECURITIES. Certain Funds are permitted to invest in fixed income securities including, but not limited to: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations (“CMOs”); (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies or other foreign issuers; (6) commercial mortgage-backed securities; and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).

FOREIGN INVESTMENTS

Certain Funds may invest in foreign issuers and borrowers, which include: (1) companies organized outside of the United States, including in emerging market countries; (2) foreign sovereign governments and their agencies, authorities, instrumentalities and political subdivisions, including foreign states, provinces or municipalities; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. These securities may be denominated or quoted in, or pay income in, U.S. dollars or in a foreign currency. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets.

Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. entities. Less information may be available about foreign entities compared with U.S. entities. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Other potential

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foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

Recent geopolitical events in the European Union (particularly in Greece) and in China may disrupt securities markets and adversely affect global economies and markets. Such developments could lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Those events as well as other changes in regional economic and political conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries.

A default or debt restructuring by any European country, including Greece, would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in other countries). These events may have an adverse effect on the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including European Union member countries that do not use the euro and non-European Union member countries.  If Greece or any other member country exits the European Monetary Union, the departing country would face the risks of currency devaluation and its trading partners and banks and others around the world that hold the departing country’s debt would face the risk of significant losses.  In addition, the resulting economic instability of Europe and the currency markets in general could have a severe adverse effect on the value of securities held by a Fund.

Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns. Moreover, transaction costs are incurred in connection with conversions between currencies.

Linked Notes. A Fund may invest in debt exchangeable for common stock, debt, currency or equity linked notes and similar linked securities (e.g., zero-strike warrants) (“LNs”), which are derivative securities, typically issued by a financial institution or special purpose entity, the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. LNs are also subject to counterparty risk, which is the risk that the company issuing the LN may fail to pay the full amount due at maturity or redemption. A Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically generated in the settlement of U.S. investments. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions being undertaken; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may remain uninvested with no return earned thereon for some period. There may also be the danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to a Fund. Further, compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events. In connection with any of these events, and other similar circumstances, a Fund may experience losses because of failures of or defects in settlement systems.

There are additional and magnified risks involved with investments in emerging or developing markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements that are less efficient than in developed markets. In addition, the economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Investments in Emerging Market Securities” below.

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FUND OF FUNDS STRUCTURE RISKS. Each Fund of Funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund of Funds allocates to each Underlying Fund. An investor in a fund that employs a Fund of Funds structure indirectly bears fees and expenses charged by the Underlying Funds in addition to the fund’s direct fees and expenses. The Fund of Funds structure could increase or decrease gains and could affect the timing, amount and character of distributions from an Underlying Fund to an investor in that Underlying Fund. Reallocating the assets of a Fund of Funds will subject such Fund of Funds to higher portfolio turnover. As a result of the reallocation, such Fund of Funds may indirectly incur higher transaction costs. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. Similarly, each Fund of Funds is subject to similar risks as those mentioned above with respect to any unaffiliated money market fund in which that Fund of Funds invests. The risks of the underlying equity funds include risks specific to their strategies, such as small-cap securities risk, value or growth investing style risk and foreign investments risk, among others, as well as risks related to the equity markets in general. The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk. Also, management of Funds of Funds entails potential conflicts of interest because the Funds of Funds invest in affiliated Underlying Funds. Certain Underlying Funds are more profitable to the investment adviser and/or its affiliates than others, and the investment adviser or sub-adviser, as applicable, may therefore have an incentive to allocate more of a fund of fund’s assets to the more profitable Underlying Funds. With respect to Checks and Balances Fund, the investment allocation limitations make the Checks and Balances Fund less flexible in its investment strategies than other Funds of Funds.

Each Fund of Funds may invest in derivatives and other instruments that are not “securities” within the meaning of the 1940 Act pursuant to an exemptive order issued by the SEC.

Government Intervention in Financial Markets. During the 2008 global financial crisis, instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations may in the future take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. The Dodd-Frank Act leaves many issues to be resolved by regulatory studies and rulemakings, and in some cases further remedial legislation, by deferring their resolution to a future date. This legislation, as well as additional legislation and regulatory changes that may be enacted in the future, could change the fund industry as a whole and limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. HFMC and the sub-adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

GROWTH INVESTING STYLE RISK. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. The price of a growth company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. Growth companies are often newer or smaller companies, or established companies that may be entering a growth cycle in their business. Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

HEALTHCARE-RELATED SECURITIES RISK. Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Further, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. For example, the Patient Protection and Affordable Care Act was enacted in 2010 and the long-term impact of this legislation or of other healthcare-related proposals that might be proposed or enacted in the future on healthcare-related companies cannot be accurately predicted.

HIGH YIELD INVESTMENTS (“JUNK BONDS”). Any security or loan with a long-term credit rating of “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”), “BB” or lower by Standard and Poor’s Corporation (“S&P”) or “BB” or lower by Fitch, Inc. (“Fitch”),

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as well as any security or loan that is unrated but determined by the sub-adviser to be of comparable quality, is below investment grade.

Securities and bank loans rated below investment grade are commonly referred to as “high yield-high risk debt securities,” “junk bonds,” “leveraged loans” or “emerging market debt,” as the case may be. Each rating category has within it different gradations or sub-categories. For instance the “Ba” rating for Moody’s includes “Ba3”, “Ba2” and “Ba1”. Likewise the S&P and Fitch rating category of “BB” includes “BB+”, “BB” and “BB-”. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities and bank loans ratings system, including the speculative characteristics attributable to each ratings category, are set forth in Appendix A to this SAI.

Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund. Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds are also subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities. Further, issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

In addition, junk bonds frequently have redemption features that permit an issuer to repurchase the security before it matures. If an issuer redeems junk bonds owned by a Fund, the Fund may have to invest the proceeds in bonds with lower yields and may lose income. Junk bonds may also be less liquid than higher rated fixed income securities, even under normal economic conditions. Moreover, there are relatively few dealers in the junk bond market, and there may be significant differences among these dealers’ price quotes. Because they are less liquid, judgment may play a greater role in valuing these securities than is the case with securities that trade in a more liquid market.

A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a junk bond does not necessarily take into account its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. As such, these investments often have reduced values that, in turn, negatively impact the value of the Fund’s shares. If a security or bank loan is downgraded to a rating category that does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

Distressed Securities. A Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Investments in such distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ILLIQUID INVESTMENTS. Illiquid investments are investments that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used for such investments in the determination of a Fund’s net asset value. A Fund may not be able to sell illiquid securities or other investments when the sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund’s net asset value.

Securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the security, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated such that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter (“OTC”) securities, the continued viability of any OTC secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid instruments. If this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. However, this requirement will not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

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Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists and thus negatively affect a Fund’s net asset value.

Under interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid: (i) repurchase agreements maturing in more than seven days; (ii) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (iii) option contracts with respect to specific securities, that are not traded on a national securities exchange and not readily marketable; and (iv) any other securities or investments in which a Fund may invest that are not readily marketable.

INDUSTRY CONCENTRATION RISK. Because a Fund focuses its investments in a specific industry or group of industries, the Fund is subject to the risk that (1) its performance will be closely tied to the performance of those particular industries ; (2) its performance will be adversely impacted when such industries experience a downturn ; and (3) it will perform poorly during a slump in demand for securities of companies in such industries. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments than a fund that invests more widely.

INFLATION PROTECTED DEBT SECURITIES. Certain Funds may invest in inflation-protected debt securities, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

The value of inflation protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease.

Interest payments on inflation protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The U.S. Treasury only began issuing TIPS in 1997, and corporations began issuing corporate inflation protected securities (“CIPS”) even more recently. As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets. There can be no assurance that the inflation index used in these securities (i.e., the CPI) will accurately measure the real rate of inflation. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for the amount of the increase in the calendar year, even though a Fund will not receive its principal until maturity. Although corporate inflation protected securities with different maturities may be issued in the future, the U.S. Treasury currently issues TIPS in five-year, ten-year and twenty-year maturities, and CIPS are currently issued in five-year, seven-year and ten-year maturities. Repayment of the original security principal upon maturity (as adjusted for inflation) is generally guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the securities is not guaranteed and will fluctuate. Other inflation related securities, such as CIPS, may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INITIAL PUBLIC OFFERINGS. The prices of securities purchased in initial public offerings (“IPOs”) can be very volatile and/or decline shortly after the IPO. Securities issued in IPOs have no trading history, and information about the issuing companies may be available for only very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.

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INTEREST RATE RISK. Interest rate risk is the possibility an investment may go down in value when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. For this reason, the longer a Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. A variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Falling interest rates may also lead to a decline in a Fund’s income. Interest rates in the United States have recently been at, or near, historic lows. This may increase a Fund’s exposure to risks associated with rising rates, which may be particularly relevant for a Fund under current economic conditions, especially if the Federal Reserve Board continues its policy of tapering quantitative easing. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for a Fund to value or sell some or all of its bond holdings at any given time. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.

INVERSE FLOATING RATE SECURITIES. Inverse floating rate securities, also called inverse floaters or residual interest bonds, are variable-rate securities whose coupon changes in a direction opposite from that of a specified interest rate. Generally, income on inverse floaters decreases when interest rates rise and increases when interest rates fall. Inverse floaters may be subject to leverage risk and counterparty risk. These risks are greater for inverse floaters that are structured as tender option bonds (“TOBs”). Inverse floaters can have the effect of providing a degree of investment leverage because they may increase or decrease in value in response to changes (e.g., changes in market interest rates) at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to the same changes. Therefore, the market values of such securities are generally more volatile than the market values of fixed-rate securities (especially during periods when interest rates are fluctuating). A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for this type of security may be less developed and less liquid than the markets for traditional municipal securities. Investments in inverse floaters in the form of TOBs are also subject to risks related to the termination of the trust that issues the TOB, which could expose a Fund to losses associated with such termination.

Certain Funds may invest in municipal inverse floaters, which are a type of inverse floater in which a municipal bond is deposited with a special purpose vehicle (SPV), which issues, in return, the municipal inverse floater (which is comprised of a residual interest in the cash flows and assets of the SPV) plus proceeds from the issuance by the SPV of floating rate certificates to third parties. This type of municipal inverse floater generally includes the right to “unwind” the transaction by (1) causing the holders of the floating rate certificates to tender their certificates at par and (2) returning the municipal inverse floater to the SPV in exchange for the original municipal bond. If the holder of the inverse floater exercises this right, it would pay the par amount due on the floating rate certificates and exchange the municipal inverse floater for the underlying municipal bond. The SPV may also be terminated for other reasons (as defined in its operative documents), such as a downgrade in the credit rating of the underlying municipal bond, a payment failure by or the bankruptcy of the issuer of the underlying municipal bond, the inability to remarket floating rate certificates or the SPV’s failure to obtain renewal of the liquidity agreement relating to the floating rate certificates. In the event of such a termination, an investor, such as a Fund, shall have the option but not the obligation to effect the economic equivalent of an “unwind” of the transaction. The holder of a municipal inverse floater generally bears all of the investment risk associated with the underlying bond.

Inverse floating rate securities are subject to the risks inherent in derivative instruments. See “Derivative Instruments” herein.

INVESTMENT GRADE INVESTMENTS . Certain Funds are permitted to invest in debt securities rated within the four highest rating categories (e.g., “Aaa”, “Aa”, “A” or “Baa” by Moody’s, “AAA”, “AA”, “A” or “BBB” by S&P or “AAA”, “AA”, “A” or “BBB” by Fitch) (or, if unrated, securities of comparable quality as determined by the sub-adviser) (see Appendix A to this SAI for a description of applicable securities ratings). These investments are generally referred to as “investment grade investments .” Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category that does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., “Baa” by Moody’s, “BBB” by S&P and “BBB” by Fitch) and unrated securities of comparable quality (as determined by the sub-adviser) are considered to have speculative characteristics with respect to the issuer’s continuing ability to meet principal and interest payments, involve a higher degree of risk and are more sensitive to economic change than higher rated securities.

INVESTMENT STRATEGY RISK. Investment strategy risk is the risk that, if the sub-adviser’s investment strategy does not perform as expected, a Fund could underperform its peers or lose money. There is no guarantee that a Fund’s investment objective will be achieved.

Investments in a Subsidiary. Certain Funds may invest in the shares of a wholly owned and controlled subsidiary organized in the Cayman Islands that invests primarily in commodity-related instruments (each, a “Subsidiary”). Investments in a Subsidiary are expected to provide each Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and Internal Revenue Service (the “IRS”) revenue rulings, as discussed below. Each Subsidiary is advised by HFMC, sub-advised by Wellington Management and managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Funds. However, unlike the Funds, each Subsidiary may be concentrated in one or more commodities and is not subject to diversification requirements. Further, each Subsidiary (unlike the Funds) may invest without

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limitation in commodity-related instruments, including commodity-related futures, swaps and other derivative instruments, to enhance return, to hedge against fluctuations in commodity prices or as a substitute for the purchase or sale of commodities. Commodity-related futures, swaps and other derivative instruments have many of the same risks as other derivative instruments. See “Derivative Instruments” above.

Each Subsidiary is overseen by its own board of directors, which is comprised of officers of the Companies. Each Fund is the sole shareholder of its corresponding Subsidiary, and shares of that Subsidiary will not be sold or offered to other investors. The Funds will likely invest primarily through the Subsidiaries to gain exposure to the commodity-related instruments in which the Subsidiaries invest, but the Funds also may invest directly in commodity-related instruments.

The financial statements of each Subsidiary will be consolidated with the financial statements of its corresponding Fund in that Fund’s Annual and Semi-Annual Reports. Each Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of a Fund’s Annual Report are provided without charge upon request as indicated on the front cover of this SAI.

The Subsidiaries are not registered under the 1940 Act and, unless otherwise noted in the applicable Fund’s prospectus or this SAI, are not subject to the investor protection mechanisms or oversight regime of the 1940 Act. However, because each Fund wholly owns and controls its Subsidiary, and the Funds and Subsidiaries are both managed by HFMC, it is unlikely that a Subsidiary will take action contrary to the interests of a Fund and its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Subsidiary to operate as described in the Fund’s prospectus and this SAI and could adversely affect the Fund. In particular, there is a risk that the IRS could determine that the income a Fund receives from the Subsidiary is not "qualifying income" for tax purposes, which could affect the Fund’s qualification as a regulated investment company. Currently, the Cayman Islands does not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax, on the Subsidiary. If a Fund fails to qualify as a regulated investment company or Cayman Islands law changes such that the subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

A Fund, as a regulated investment company (“RIC”) under the tax rules, is required to realize at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived from investing in such stock, securities or currencies or certain types of publicly traded partnerships (collectively referred to as qualifying income). Direct investments by a RIC in commodity-related instruments generally do not, under published IRS rulings, produce qualifying income. However, in a series of private letter rulings, the IRS has indicated that income derived by a RIC from a wholly owned subsidiary invested in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indices, commodity-linked notes and fixed income securities would constitute qualifying income. Each affected Fund has received a private letter ruling from the IRS confirming that income derived from the Fund’s investment in its Subsidiary will constitute qualifying income to the Fund. However, the IRS suspended the issuance of similar private letter rulings in 2011 and that suspension remains in effect. The tax treatment of a Fund’s investment in the Subsidiary may be adversely affected by future legislation, Treasury Regulations, court decisions and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund..

Each Subsidiary generally will not be subject to U.S. federal income tax. Each Subsidiary will, however, be considered a controlled foreign corporation, and each Fund that invests in a Subsidiary will be required to include as annual income amounts earned by its Subsidiary during the applicable year. Furthermore, each such Fund will be subject to the distribution requirement applicable to open-end management investment companies on such Subsidiary income, whether or not its Subsidiary actually makes a distribution to the Fund during the taxable year.

INVESTMENTS IN EMERGING MARKET SECURITIES. Certain Funds may invest in securities of issuers that conduct their principal business activities in, or whose securities are traded principally on exchanges located in, less developed countries considered to be “emerging markets.” Emerging markets are those markets included in emerging market or equivalent classifications by the World Bank, the International Finance Corporation, the United Nations (and its agencies) or markets the Fund’s benchmark index provider designates as emerging. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Investing in emerging market securities involves not only the risks described above with respect to investing in foreign securities, but also other risks that may be more severe and pervasive than those present in foreign countries with more developed markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. The value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such circumstances, it is possible that a Fund could lose the entire amount of its investments in the affected market.

Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war and ethnic, religious and racial conflicts. A Fund’s emerging market investments may introduce exposure to economic structures that are generally less diverse and mature than, and to political

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systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investments include national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property.  Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Also, the typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may result in lack of liquidity and price volatility of those securities. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, the net asset value of a Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the net asset value of a Fund’s shares to decline.

In addition to the risks of foreign investing and the risks of investing in emerging or frontier markets, investments in certain countries with recently developed markets and structures, such as Nigeria, Croatia and Russia, implicate certain specific risks. Because of the recent formation of these securities markets and the underdeveloped state of these countries’ banking systems, settlement, clearing and registration of securities transactions are subject to significant risks. Share ownership is often defined and evidenced by extracts from entries in a company’s share register, but such extracts are neither negotiable instruments nor effective evidence of securities ownership. Further, the registrars in these countries are not necessarily subject to effective state supervision or licensed by any governmental entity, there is no central registration system for shareholders and it is possible for a Fund to lose its entire ownership rights through fraud, negligence or mere oversight. In addition, while applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In Croatia, these risks are limited to investments in securities that are not traded on the national stock exchange. However, in other countries, including Nigeria and Russia, all securities investments are subject to these risks.

The Emerging Markets Local Debt Fund may invest in Sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream to be generated by certain assets of the issuer. Generally, the issuer sells the investor a certificate, which the investor then rents back to the issuer for a predetermined rental fee. The issuer also makes a contractual promise to buy back the certificate at a future date at par value. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. Issuers of sukuk may include international financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment.

Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Funds intend to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a Fund.

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Certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, as a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or other countries could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. These sanctions, could also impair a Fund’s ability to meet its investment objective. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact a Fund’s ability to sell securities or other financial instruments as needed to meet shareholder redemptions. A Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

LARGE SHAREHOLDER TRANSACTION RISK. A Fund may experience adverse effects when certain large shareholders purchase or redeem large numbers of shares of the Fund. These shareholders (or a single shareholder) may redeem or purchase shares of the Funds in large amounts unexpectedly or rapidly, including as a result of an asset allocation decision made by a Fund’s investment manager or sub-adviser. Such transactions could adversely affect the ability of a Fund to conduct its investment program. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

LENDING PORTFOLIO SECURITIES. Subject to its investment restrictions set forth under “Investment Objectives and Policies”, and subject to the Board’s approval, each Fund may from time to time lend portfolio securities to broker-dealers and other institutions as a means of earning additional income. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines, which must be approved by the Board. The borrower is also required to pay the Fund any dividends or distributions accruing on the loaned securities.

A Fund does not have the right to vote proxies for securities that are on loan, but in order to vote the proxies it may recall loaned securities. The Board has in the past and may in the future approve guidelines that define circumstances (generally, those that may have a material effect on the Fund’s investment) under which a Fund security should be restricted from lending (or recalled from lending) so that its proxies can be voted. The Fund’s right to recall loaned securities for purposes of voting proxies may not be exercised if, for example, the Board-approved guidelines did not require the security to be restricted from lending or recalled, or if it is determined to be in the best interests of the Fund not to restrict or recall the security in order instead to earn additional income on the loan. For more information about proxy voting policies and instances in which a Fund’s sub-adviser may choose not to vote proxies, see “Proxy Voting Policies and Procedures” below.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to recall the securities for purposes of voting may not be effective.

LIQUIDATION OF FUNDS. The Board may determine to close and liquidate a Fund at any time. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution will generally be a taxable event for shareholders and, depending on a shareholder’s basis in his or her Fund shares, may result in the recognition of a gain or loss for tax purposes.

LOANS AND LOAN PARTICIPATIONS. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans. A Fund may make certain corporate loan investments as part of a broader group of lenders (together often referred to as a “syndicate”) that is represented by a leading financial institution (or agent bank). The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems or is terminated, the Fund may not recover its investment or recovery may be delayed. Corporate loans may be denominated in currencies other than U.S.

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dollars and are subject to the credit risk of nonpayment of principal or interest. Further, substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to the collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

The Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many such loans are relatively illiquid and may be difficult to value.

Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect Fund performance.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Funds bear a substantial risk of losing the entire amount invested.

Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks. For example, if a secured bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require a Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.

A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

LIBOR Risk. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by a Fund.

Floating Rate Loans. Certain Funds may invest in interests in floating rate loans (often referred to as “floaters”). Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. A Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. The Funds may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Floating rate loans typically have rates of interest that are reset or redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan or as a participation interest in another lender’s portion of the floating rate loan.

The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and

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buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss and can hinder a Fund’s ability to meet redemption requests.

Many loans in which a Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the investment manager and/or sub-adviser considers, and may rely in part, on analyses performed by others. In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds”. Historically, senior-secured floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. The sub-adviser does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Some floating rate loans are also subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

Prepayment Risks. Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Further, loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

Market Risks. Significant events, such as turmoil in the financial and credit markets, terrorist events, and other market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of the markets and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund’s assets. Other economic factors (such as a large downward movement in security prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. Each Fund is also subject to income risk, which is the potential for a decline in a Fund’s income due to falling interest rates or market reductions in spread.

Terrorist attacks and related events, including wars in Iraq and Afghanistan and their aftermath, and the recent rise of the militant group known as the Islamic State of Iraq and Syria, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets, such as the problems in the subprime market, could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to investments in floating rate loans. In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities; as such, these circumstances and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities. The Funds cannot predict the effects of similar events in the future on the U.S. economy.

Material Non-Public Information. A Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

Regulatory Risk. To the extent that legislation or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans, particularly in connection with highly leveraged transactions, floating rate loans for investment may become less available. Any such legislation or regulation could also depress the market values of floating rate loans. Loan interests may not be considered “securities,” and purchasers, such as a Fund, may, therefore, not be entitled to rely on the anti-fraud protections of the federal securities laws.

Loan Participations. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where a Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. As a result, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

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The lack of a highly liquid secondary market may have an adverse impact on the ability to dispose of particular loan participations when necessary to meet redemption of a Fund’s shares, to meet a Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations also may make it more difficult for a Fund to value these investments for purposes of calculating its net asset value.

Senior Loans. Senior debt (frequently issued in the form of senior notes or referred to as senior loans) is debt that takes priority over other unsecured or otherwise more “junior” debt owed by the issuer. Senior debt has greater seniority in the issuer’s capital structure than subordinated debt. In the event the issuer goes bankrupt, senior debt theoretically must be repaid before other creditors receive any payment. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting a Fund’s investments in senior loans, and thus the sub-adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, a Fund that invests in senior loans is particularly dependent on the analytical abilities of its sub-adviser.

An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value even before a default occurs. Further, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect a senior loan’s value.

No active trading market may exist for certain senior loans, which may impair a Fund’s ability to realize full value in the event that it needs to sell a senior loan and may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Although senior loans in which the Funds invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrowers’ obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include the invalidation of senior loans.

If a senior loan is acquired through an assignment, a Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. If a senior loan is acquired through a participation, the acquiring Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the entity selling the participation.

Senior loans in which a Fund may invest may be rated below investment grade. The risks associated with these senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. This higher standing of senior loans has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are typically adjusted for changes in short-term interest rates, senior loans generally are subject to less interest rate risk than other below investment grade securities (which are typically fixed rate).

Unsecured Loans. The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. In addition, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.

Delayed Settlement. Compared to securities and to certain other types of financial assets, purchases and sales of senior loans take relatively longer to settle, partly due to the fact that senior loans require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in a Fund's settlement of a purchase or sale of a senior loan in circumstances where the dealer's corresponding transaction with another party is delayed. Dealers will also sometimes sell senior loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.

This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave a Fund unable to timely vote, or otherwise act with respect to, senior loans it has agreed to purchase; (iii) delay a Fund from realizing the proceeds of a sale of a senior loan; (iv) inhibit a Fund's ability to re-sell a senior loan that it has agreed to purchase if conditions change (leaving

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the Fund more exposed to price fluctuations); (v) prevent a Fund from timely collecting principal and interest payments; and (vi) expose a Fund to adverse tax or regulatory consequences.

MARKET RISK. Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that such markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security or other investment may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner.

Master Limited Partnership (“MLP”) Risk. Equity securities of MLPs are listed and traded on U.S. securities exchanges. The value of an MLP equity security fluctuates based predominately on the MLP’s financial performance, as well as changes in overall market conditions. Investments in MLP equity securities involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. Debt securities of MLPs have characteristics similar to debt securities of other types of issuers, and are subject to the risks applicable to debt securities in general, such as credit risk, interest rate risk, and liquidity risk. Investments in debt securities of MLPs may not offer the tax characteristics of equity securities of MLPs. To the extent a Fund invests in debt securities of MLPs that are rated below investment grade, such investments are also subject to the risks in discussed in “High Yield Investments (‘Junk Bonds’)” above. Investments in MLPs are subject to cash flow risk and risks related to potential conflicts of interest between the MLP and the MLP’s general partner. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLP securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. In addition, if the tax treatment of an MLP changes, the Fund’s after-tax return from its MLP investment would be materially reduced.

MID CAP SECURITIES RISK. Mid capitalization securities involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company’s size, the greater these risks.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES. Each Fund and each Fund of Funds may hold cash and invest in money market instruments at any time. Each Fund and each Fund of Funds may invest some or all of its assets in cash, high quality money market instruments and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions when HFMC or a Fund’s sub-adviser subject to the overall supervision of HFMC, as applicable, deems it appropriate. Money market instruments include, but are not limited to: (1) banker’s acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars) and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements. Each Fund may also invest in registered money market funds that invest in money market instruments, as permitted by regulations adopted under the 1940 Act. A Fund’s ability to redeem shares of a money market fund may be impacted by recent regulatory changes relating to money market funds which permit the potential imposition of liquidity fees and redemption gates under certain circumstances.

MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which certain Funds may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks, various governmental, government-related and private organizations and others. The Funds may also invest in similar mortgage-related securities that provide funds for multi-family residences or commercial real estate properties. Mortgage-related securities are subject to certain specific risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates. Mortgage-related securities are also subject to the risk that the underlying loans may not be repaid. The value of mortgage-related securities can also be significantly affected by the market’s perception of the issuers and the creditworthiness of the parties involved.

The yield characteristics of mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a

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variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers and unemployment rates.

Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of “locking in” long-term interest rates.

Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations (which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”)). A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Multiple-class mortgage-related securities are referred to herein as “CMOs.” Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages, which payments and the priority thereof are determined by the specific terms of the CMO class. CMOs may be issued by U.S. or non-U.S. issuers. CMOs involve special risks, and evaluating them requires special knowledge.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, any given CMO structure may react differently from the way anticipated and thus affect the Fund’s portfolio in different, and possibly negative, ways. Market changes may also result in increased volatility in market values and reduced liquidity. CMOs may lack a readily available secondary market and be difficult to sell at the price at which a Fund values them.

Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates, such as interest-only (“IO”) and principal-only (“PO”) classes. These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Inverse floating rate CMOs, which pay interest at a rate that decreases when a specified index of market rates increases (and vice versa), also may be extremely volatile. If the Funds purchase mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to holders of the securities, which would thus reduce the values of the securities or in some cases render them worthless. The Funds may invest in mortgage-backed securities issued by the U.S. Government. See “U.S. Government Securities Risk” below. To the extent a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Mortgage-related securities issued by private issuers are subject to the credit risks of the issuers, as well as to interest rate risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Issuers of certain CMOs may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, as a result of its investment in asset-backed securities, a Fund would be subject to the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Collateralized Debt Obligations (CDOs). The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility. CDOs may be deemed to be illiquid securities and subject to the

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Fund’s restrictions on investments in illiquid securities. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities. In addition, prices of CDO tranches can decline considerably. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

MUNICIPAL SECURITIES. Municipal securities primarily include debt obligations of the states and their agencies, universities, boards, authorities and political subdivisions (e.g., cities, towns, counties, school districts, authorities and commissions), which are issued to obtain funds for public purposes, including the construction or improvement of a range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Municipal securities may also be issued for other public purposes such as the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment or any authorized corporate purpose of the issuer, except for the payment of current expenses. Certain types of industrial development (or private activity) bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation (but, note that municipal securities may include securities that pay interest income subject to the Alternative Minimum Tax).

The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations payable from the issuer’s general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the laws applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues, pledged to payment of the bonds, of the project to be financed. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors (see Appendix A of this SAI). The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate.  However, the ratings are general, not absolute, standards of quality.  Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal securities risks include the possibility that the issuer may not be able to pay interest or repay principal when due; the relative lack of information about certain issuers of municipal securities; and the possibility of future legislative changes that could affect the market for and value of municipal securities. Municipal securities are subject to interest rate risk, credit risk and market risk. Because municipal securities are issued to finance similar projects, conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

In addition to these risks, investment in municipal securities is also subject to:

General Obligation Bonds Risk – The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue (or Limited Obligation) Bonds Risk – Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity (or Industrial Development) Bonds Risk – Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risk – Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

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Municipal Notes Risk – Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Bankruptcy Risk – The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city's outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. For Funds that may hold securities that are affected by a city's bankruptcy filing, a Fund's investments in those securities may lose value, which could cause the Fund's performance to decline.

Municipal Lease Obligations Risks – In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation (i.e., annually appropriate money to make the lease payments) it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

Tax-Exempt Status Risk - Municipal securities are subject to the risk that the IRS may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security.

Investment in Bonds Issued by Puerto Rico. As with state municipal securities, events in any of the territories, such as Puerto Rico, where a Fund may invest may affect the Fund’s investments and its performance. Certain municipal issuers in Puerto Rico have experienced and continue to experience significant financial difficulties. In February 2014, credit rating firms Standard & Poor’s, Fitch Ratings, and Moody’s Investors Service downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. As of February 4, 2014, S&P rated Puerto Rico’s general obligation debt at BB+, with a negative outlook. As of February 7, 2014, Moody’s rated the island’s general obligation debt Ba2 with a negative outlook and Fitch rated the commonwealth at BB with a negative outlook as of February 11, 2014. Holdings rated below investment grade may fluctuate more in value, be harder to sell and value, and be subject to greater credit risk than investment grade securities. The February 2014 downgrades and any further downgrades could create additional strain on a commonwealth already facing economic stagnation and fiscal imbalances, including budget deficits, underfunded pensions, high unemployment, significant debt service obligations, and liquidity issues, and could potentially lead to less market demand, less liquidity, wider spreads, and lower prices for Puerto Rico municipal securities. Puerto Rico’s continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rico municipal securities that may affect a Fund’s investments and its performance.

For the purpose of diversification under the 1940 Act, identifying the issuer of a municipal security depends on the terms of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision will be deemed the sole issuer of the security. If the security is backed only by the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision, but not by the state or political subdivision itself, such agency, authority or instrumentality will be deemed to be the sole issuer. Similarly, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality (e.g., utility revenue bonds), and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. In the case of an industrial development bond, if the bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund’s total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

Municipal bonds are traded in the “over-the-counter” market among dealers and other large institutional investors, which, together with the broader fixed-income markets, began in the latter months of 2008 to experience increased volatility and decreased liquidity in response to challenging economic conditions and credit tightening. If market liquidity decreases, a Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund's books.

NEW FUND RISK. There can be no assurance that a new Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

NON-DIVERSIFICATION RISK. Certain Funds are non-diversified, which means they are permitted to invest a greater portion of their assets in a smaller number of issuers than a “diversified” fund. Thus, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss. A non-diversified Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

OPERATIONAL RISKS. An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. Among other things, these errors or failures as well as other technological issues may adversely affect

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the Funds’ ability to calculate their net asset values in a timely manner, including over a potentially extended period. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could causes losses to a Fund. In addition, as the use of technology increases, a Fund may be more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or operational capacity. As a result, a Fund may incur regulatory penalties, reputational damage, additional compliance costs associated with corrected measures and/or financial loss. In addition, cyber security breaches of a Fund’s third party service providers or issuers in which a Fund invests may also subject a Fund to many of the same risks associated with direct cyber security breaches.

OTHER CAPITAL SECURITIES. Other capital securities encompass a group of instruments referred to in capital markets as “Hybrids,” “Tier I and Tier 2” and “TRUPS.” These securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. The deferral of interest payments, even for an extended period of time, is generally not an event of default, and the ability of the holders of such instruments to accelerate payment is generally more limited than with other debt securities.

OTHER INVESTMENT COMPANIES. Certain Funds are permitted to invest in other Hartford Funds and/or investment companies sponsored by other fund families (including investment companies that may not be registered under the 1940 Act) such as holding company depository receipts (“HOLDRs”) and ETFs. The Funds of Funds are permitted to invest in one or more other Hartford Funds (the Underlying Funds) and/or unaffiliated money market funds and ETFs as part of their principal investment strategies. Securities in certain countries are currently accessible to the Funds only through such investments. Investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment by the Funds of a portion of the expenses, including advisory fees, of such other investment companies. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies or ETFs to meet their investment objective.

These investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. Generally, a Fund, other than a Fund of Funds or the Duration-Hedged Strategic Income Fund with respect to the Underlying Funds, will not purchase securities of an investment company if, as a result: (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company.

PREFERRED STOCK RISK. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to debt securities. The value of convertible preferred stocks varies in response to many factors, including, for example, the value of the underlying equity securities, general market and economic conditions and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

PRIVATE PLACEMENT RISK. Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause a Fund difficulty in satisfying redemption requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine a Fund’s exposure to private placement investments, which could cause the Fund to invest to a greater extent than permitted in illiquid investments and subject the Fund to increased risks. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on a Fund’s performance.

Some privately placed companies in which a Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. There is no assurance that the marketing efforts of any particular company will be successful or that its business will succeed. In addition, timely or accurate information may at times not be readily available about the business, financial condition and results of operations of the privately held companies in which a Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.

Private Investments in Public Equity (PIPEs). PIPEs are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. PIPE transactions will generally result in a Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Fund's ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under

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the Securities Act of 1933 (the “Securities Act”), or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund's investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

QUANTITATIVE INVESTING RISK. Certain Funds may use quantitative analysis techniques to manage all or a portion of the Fund’s portfolio. The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies).  The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.

REAL ESTATE RELATED SECURITIES RISKS. The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values, including the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. Further, the real estate industry is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

In addition to the risks facing real estate related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in real estate investment trusts (“REITs”), which pool investor money to invest in real estate and real estate related holdings, involve unique risks. Like registered investment companies such as the Funds, REITs are not taxed on income distributed to shareholders so long as they comply with several requirements of the Code. Investing in REITs involves certain risks.  REITS may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code, the risks of financing projects, heavy cash flow dependency, default by borrowers, and self-liquidation.  In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area or a single type of property. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses. REITS are also subject to interest rate risks.

RECENT FIXED INCOME MARKET EVENTS. The fixed income markets have experienced a period of extreme volatility that has negatively impacted a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing reduced liquidity, increased price volatility, credit downgrades and increased likelihood of default. Domestic and international equity markets have also been experiencing heightened volatility and turmoil that has particularly affected issuers with exposure to the real estate, mortgage and credit markets. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and their yields to decline. These events as well as continuing market upheavals may have an adverse effect on the Funds and may result in increased shareholder redemptions.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through the end of 2012. In 2012, the Senior Preferred Stock Purchase Agreement was further amended to,

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among other things, accelerate the wind-down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has broad authority to promote the orderly administration of FNMA’s and FHLMC’s affairs, including the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, and the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has indicated that it has no present intention to repudiate or to transfer any guaranty obligations, holders of FNMA or FHLMC mortgage-backed securities would be adversely affected in the event that the FHFA exercised either of these powers granted to it under the Reform Act. In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

In addition, following the recent global financial crisis, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As the Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. A reverse repurchase agreement is a term used to describe the opposite side of a repurchase transaction. The party that purchases and later resells a security is said to perform a repurchase; the other party, that sells and later repurchases a security is said to perform a reverse repurchase. Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company’s Board of Directors has delegated to the sub-adviser the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest.  Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan.  If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor.  As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.  The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.

RESTRICTED SECURITIES. A Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

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Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted securities. Where registration is required for restricted securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security. A Fund may purchase securities that may have restrictions on transfer or resale (including Rule 144A securities and Regulation S securities). Depending upon the circumstances, a Fund may only be able to sell these securities in the United States if an exemption from registration under the federal and state securities laws is available or may only be able to sell these securities outside of the United States (such as on a foreign exchange). These securities may either be determined to be liquid or illiquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See also “Private Placement Risk” above.

RULE 144A SECURITIES RISK. A Fund may invest in “Rule 144A” securities (or equivalent securities issued pursuant to Regulation S of the Securities Act), which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security.

SECURITIES TRUSTS. Certain Funds may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples include TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such Fund.

Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.

SHORT SALES RISK. Certain Funds may make short sales of securities, either as a hedge against potential declines in the value of a security or to realize appreciation when a security the Fund does not own declines in value. When a Fund engages in a short sale it sells a security it does not own at the then-current market price and then borrows the security (typically from a broker or other institution)to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender (that is, it “covers” the short sale). While the Fund is borrowing the security, it will generally pay a fee to the lending broker and reimburse the broker for any dividends or other income paid on the security. Short sales, therefore, involve the risk that the Fund will incur a loss if it must buy a security at a higher price than the price at which the Fund sold the security short. A Fund may not always be able to borrow the security at a particular time or at an acceptable price, which may make it difficult or impossible for the Fund to effect its investment strategy.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. As such, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A Fund would realize a gain on a short sale if the security declines in price between the date of the short sale and the date the Fund replaces the security. Further, the amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay to the lender in connection with the short sale. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and thus, could be unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Until a Fund replaces a security sold short, it is required to maintain a segregated account of cash or liquid assets to cover its short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless

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they are replaced with similar securities. The Fund must also maintain sufficient liquid assets (less any additional collateral held by the broker/lender) to cover the short sale obligation. This may limit the Fund's investment flexibility and its ability to meet redemption requests or other current obligations.

A Fund may take a short position in a security at the same time that other accounts managed by the Fund’s sub-adviser take a long position in the same security, or take a long position in a security at the same time that other accounts managed by the Fund’s sub-adviser take a short position in the same security. In addition, a Fund may from time to time take a long or short position in a particular equity security while simultaneously taking the opposite position with respect to an ETF that includes such particular equity security as a constituent. ETFs are baskets of securities that, like stocks, trade on exchanges such as the NYSE MKT LLC and the New York Stock Exchange. These and other transactions undertaken on behalf of other accounts managed by a Fund’s sub-adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a particular Fund.

Certain regulators in various countries throughout the world, including the United States, may from time to time impose limits or prohibitions on short sales of certain companies (e.g., financial institutions). These prohibitions, which may be temporary, could inhibit the ability of a Fund to sell securities short as part of its investment strategy.

A Fund employs a form of leverage when it invests the proceeds it receives from selling securities short. The use of leverage may increase a Fund’s exposure to the equity investments in its portfolio and magnify any change (positive or negative) in the Fund’s net asset value, which could increase the volatility of the Fund’s returns. A Fund’s use of leverage may not be successful and could cause the Fund to underperform the market or other funds. The Long/Short Global Equity Fund and Global All-Asset Fund may use short sales for “hedging” purposes, that is, to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the short sale outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the short sale will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund cannot guarantee that the use of leverage will produce a higher return on an investment or that its leveraging strategy will be successful, and the use of short sales may result in the underperformance of the Fund relative to broad market indices.

SMALL CAPITALIZATION SECURITIES. Certain Funds may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable than securities of larger or more well-established companies. Historically, small market capitalization securities and securities of recently organized companies are subject to increased price volatility due to: (i) less certain growth prospects; (ii) lower degrees of liquidity in the markets for such securities; (iii) thin trading that could result in the securities being sold at a discount or in small lots over an extended period of time; (iv) limited product lines, markets or financial resources; (v) dependence on a few key management personnel; (vi) increased sensitivity to changes in interest rates, borrowing costs and earnings; (vii) difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies; (viii) greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and (ix) greater difficulty borrowing money to continue or expand operations. When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.

SOVEREIGN DEBT. In addition to the risks associated with investment in debt securities and foreign securities generally, investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, or otherwise meet its obligations, in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay, and there are no bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Further, if a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may

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happen in the future. In addition, the financial markets have recently seen an increase in volatility and adverse trends due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Ireland, Italy and Portugal. This has adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. Outside of the European Union, Iceland has also experienced adverse trends due to high debt levels and excessive lending.

A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities.  Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund’s ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. See also “Foreign Investments” above.

STRIPPED SECURITIES RISK. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment. The market for stripped securities may be limited, making it difficult for a Fund to sell its holdings at an acceptable price.

STRUCTURED SECURITIES. Structured securities and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate. Depending on the terms of the particular instrument and the nature of the underlying instrument, structured securities may be subject to equity market risk, commodity market risk, currency market risk or interest rate risk. Structured securities that do not involve any type of credit enhancement, are subject to credit risk that generally will be equivalent to that of the underlying instruments.  Credit enhanced securities will be subject to the credit risk associated with the provider of the enhancement. Certain Funds are permitted to invest in classes of structured securities that are either subordinated or unsubordinated with respect to the right to payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such securities may be deemed to be “investment companies” as defined in the 1940 Act; therefore, a Fund’s investment in structured securities may be limited by certain investment restrictions contained therein. Structured securities may be leveraged, increasing the volatility of each structured security’s value relative to the change in the reference measure. Structured securities may also be more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

TAXABLE INCOME RISK. Taxable income risk is the risk that a Fund that seeks to provide investors with tax-exempt income may invest in securities or other instruments that produce income subject to income tax, including the Alternative Minimum Tax. A Fund's investments in municipal securities rely on the opinion of the issuer's bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the IRS may determine that a bond issued as tax-exempt should in fact be taxable and the Fund's dividends with respect to that bond might be subject to federal income tax. In addition, income from tax-exempt municipal securities could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the IRS, state tax authorities, or a court, or the non-compliant conduct of a bond issuer.

TO BE ANNOUNCED (TBA) TRANSACTIONS RISK. TBA investments include when-issued and delayed delivery securities and forward commitments. A Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. A Fund may sell the securities before the settlement date if the sub-adviser deems it advisable. Distributions attributable to any gains realized on such a sale are taxable to shareholders. When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. A Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. A Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If a Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. A Fund may purchase or sell undrawn or delayed draw loans.

Short Sales of TBA Investments Risk. Certain Funds may also engage in shorting of TBAs. When a Fund enters into a short sale of a TBA investment it effectively agrees to sell at a future price and date a security it does not own. Although most TBA short

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sales transactions are closed before a Fund would be required to deliver the security, if the Fund does not close the position, such Fund may have to purchase the securities needed to settle the short sale at a higher price than anticipated, which would cause the Fund to lose money. A Fund may not always be able to purchase the securities required to settle a short sale at a particular time or at an attractive price. A Fund may incur increased transaction costs associated with selling TBA securities short. In addition, taking short positions in TBA securities results in a form of leverage, which could increase the volatility of the Fund’s returns.

USE AS UNDERLYING FUND RISK. A Fund may be an Underlying Fund of a mutual fund that pursues its investment goal by investing primarily in other mutual funds (“Fund of Funds structure”). A Fund of Funds structure could increase or decrease gains and could affect the timing, amount and character of distributions you receive from the Underlying Fund for investments you make directly in the Underlying Fund. An Underlying Fund may experience relatively large redemptions or investments as the fund that uses a Fund of Funds structure periodically reallocates or rebalances its assets. These transactions may cause the Underlying Fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. GOVERNMENT SECURITIES RISK. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Treasury Inflation-Protection Securities. Treasury inflation-protection securities ("TIPS") are U.S. Treasury securities designed to protect against inflation. The interest rate paid on TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal amount will be adjusted upwards, resulting in increased interest payments. If deflation occurs, the principal amount will be adjusted downwards, resulting in lower interest payments. The principal amount payable at maturity will be the greater of the adjusted principal amount and the original principal amount. While U.S. Treasury securities are generally considered to have relatively little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

VALUE INVESTING STYLE RISK. Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. A value stock may decrease in price or may not increase in price as anticipated by the sub-adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

VOLATILITY RISK. Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.

WARRANTS AND RIGHTS RISK. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a specific price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments. The market for warrants may be limited and it may be difficult for a Fund to sell a warrant promptly at an advantageous price.

ZERO COUPON SECURITIES. Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued and traded at a discount to their face value. The discount varies as the securities approach their maturity date (or the date on which interest payments are scheduled to begin). While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market rates than comparable securities that pay interest currently. Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.

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PORTFOLIO TURNOVER.

During the fiscal years ended October 31, 2015 and October 31, 2014, the portfolio turnover rate for each Fund was as follows:

Fund	Portfolio Turnover 10/31/15	Portfolio Turnover 10/31/14
Balanced Fund	22%	39%
Balanced Income Fund	39%	40%
Capital Appreciation Fund [1]	51%	111%
Checks and Balances Fund	7%	15%
Conservative Allocation Fund	15%	27%
Core Equity Fund	33%	60%
Dividend and Growth Fund	23%	23%
Duration-Hedged Strategic Income Fund	50%	27% [2]
Emerging Markets Equity Fund	151%	106%
Emerging Markets Local Debt Fund	122%	144%
Equity Income Fund	20%	13%
Floating Rate Fund	30%	75%
Floating Rate High Income Fund	55%	100%
Global All-Asset Fund	63%	75%
Global Alpha Fund	296%	386%
Global Capital Appreciation Fund	93%	144%
Global Equity Income Fund [3]	19%	90%
Global Real Asset Fund	134%	162%
Growth Allocation Fund [4]	14%	103%
Growth Opportunities Fund	93%	136%
Healthcare Fund	25%	28%
High Yield Fund	40%	54%
Inflation Plus Fund	155%	108%
International Equity Fund [5]	125%	69%
International Growth Fund	121%	84%
International Opportunities Fund	78%	104%
International Small Company Fund	55%	66%
International Value Fund	23%	31%
Long/Short Global Equity Fund [6]	413%	32% [7]
MidCap Fund	29%	34%
MidCap Value Fund	33%	43%
Moderate Allocation Fund	16%	28%
Multi-Asset Income Fund	86%	26% [8]
Municipal Income Fund	21% [9]	N/A [10]
Municipal Opportunities Fund	21%	29%
Municipal Real Return Fund	26%	31%
Municipal Short Duration Fund	6% [9]	N/A [10]
Quality Bond Fund	20%	27%
Real Total Return Fund	176%	305% [2]
Short Duration Fund	31%	50%
Small Cap Core Fund	112%	116%
Small Cap Growth Fund	96%	61%
Small Company Fund	70%	92%
Strategic Income Fund	66%	71%
Total Return Bond Fund	57%	84%
Unconstrained Bond Fund	67%	62%
Value Opportunities Fund	55%	74%
World Bond Fund	99%	140%

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1. The portfolio turnover rate for the Fund is significantly lower in 2015 than 2014 due to a reallocation of Fund assets among the portfolio managers.

2 From November 29, 2013 (commencement of operations) through October 31, 2014

3. The portfolio turnover rate for the Fund is significantly lower in 2015 than 2014 due to a change in investment strategy in 2014.

4. The portfolio turnover rate for the Fund is significantly lower in 2015 than 2014 due to HFMC taking over the daily investment of the assets of the Fund in 2014.

5. The portfolio turnover rate for the Fund is significantly higher in 2015 than 2014 due to a change of portfolio management in 2015.

6. The portfolio turnover rate for the Fund is significantly higher in 2015 than 2014 due to the Fund having a limited operating history in 2014.

7 From August 29, 2014 (commencement of operations) through October 31, 2014

8 From April 30, 2014 (commencement of operations) through October 31, 2014

9 From May 29, 2015 (commencement of operations) through October 31, 2015

10 The portfolio turnover over rate is not shown because the Fund commenced operations after October 31, 2014.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund will publicly disclose its complete month-end portfolio holdings, except certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except that (a) the Funds of Funds will publicly disclose their complete month-end portfolio holdings of Underlying Funds (and the percentage invested in each) no earlier than 15 calendar days after the end of each month; and (b) Global All-Asset Fund and Global Real Asset Fund, each of which has a wholly owned subsidiary, each will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Funds of Funds) also will publicly disclose on its web site the largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except:  (a) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income issuers and equity holdings (and the percentage invested in each holding); (b) Long/Short Global Equity Fund will publicly disclose its largest ten long and largest ten short positions; and (c)  Global All-Asset Fund and Global Real Asset Fund will each determine its largest ten holdings as if such Fund directly held the securities of its subsidiary.

The Funds may disclose portfolio holdings on a more frequent basis if (1) public disclosure of such holdings is made and both the Fund’s Chief Compliance Officer (“CCO”) and the Funds’ Chief Legal Officer approve the disclosure in accordance with the Fund’s disclosure policy; or (2) the nonpublic disclosure is made to a third party that (i) has been approved by the CCO and at least one other Fund officer, based on a finding that the applicable Fund has a legitimate business purpose for the arrangement or practice and that it is in the interest of Fund shareholders, and (ii) is subject to an agreement with the appropriate confidentiality and/or non-trading provisions as determined by the CCO.  This requirement does not apply to portfolio holdings disclosure to the Funds’ service providers such as the custodian, transfer agent, sub-transfer agent, administrator, sub-administrator, independent registered public accounting firm, counsel, financial printer, proxy voting agent, lenders, and other entities that provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing (together, “Service Providers”), provided that the Service Provider is otherwise subject to the duty of confidentiality, imposed by law and/or contract.   The portfolio holdings information may be provided to the Service Providers as soon as the information is available.

In addition to Service Providers, a Fund’s investment manager or sub-adviser may disclose the Fund’s portfolio holdings to third-party vendors that provide analytical systems services to the Fund’s investment manager or sub-adviser on behalf of the Fund and to certain third party industry information vendors, institutional investment consultants, and asset allocation service providers.  With respect to each of these entities, portfolio holdings information will be released only in accordance with the Fund’s disclosure policy.

From time to time, a Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.

The “Hartford Funds” consist of the series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.  One or more of the Hartford Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:

Bloomberg LP

Brown Brothers Harriman & Co.

Class Action Claims Management

Cognizant Technology Solutions

Confluence Technologies

Copal Partners (UK) Limited

FactSet Research Systems Inc.

Glass Lewis & Company

Lipper Inc.

Markit WSO Corporation

Merrill Lynch, Pierce, Fenner & Smith Incorporated

MSCI, Inc.

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State Street Investment Management Solutions

Syntel Inc.

Synthesis Technology

Wolters Kluwer Financial Service

Portfolio holdings are disclosed at various times to Lipper Inc. (on a monthly basis with a lag time of two days) in order to fulfill its obligations to the Hartford Funds.  Portfolio holdings are disclosed on a daily basis to Bloomberg LP, Brown Brothers Harriman & Co., Copal Partners (UK) Limited, FactSet Research Systems Inc., Glass Lewis & Company, Markit WSO Corporation (for certain Hartford Funds), MSCI, Inc., State Street Investment Management Solutions and Syntel Inc.  Portfolio holdings are disclosed to Class Action Claims Management, Synthesis Technology and Wolters Kluwer Financial Services on a monthly basis, with lag times of one day, two days, five days, and two days, respectively.  Portfolio holdings are disclosed to Confluence Technologies, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Synthesis Technology on a quarterly basis, with lag times of three, two and twelve business days, respectively. Portfolio holdings are disclosed to Cognizant Technology Solutions as needed, with no delay.  When purchasing and selling portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Hartford Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information.

Additionally, each Fund, the Fund’s investment manager, the Fund’s distributor (collectively, “Hartford”) or the sub-adviser may provide oral or written information (“portfolio commentary”) about a Fund, including, but not limited to, how the Fund’s investments are divided among (i) various sectors, industries and countries; (ii) value and growth investments and small, mid and large-cap investments; (iii) stocks, bonds, currencies and cash; and, as applicable, (iv) types of bonds, bond maturities, bond coupons and bond credit quality ratings.  This portfolio commentary may also include information on factors that contributed to Fund performance, including these relative weightings.  Hartford or the sub-adviser may also provide oral or written information (“statistical information”) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information.  This portfolio commentary and statistical information about a Fund may be based on the Fund’s most recent quarter-end portfolio, month-end or on some other interim period.  Portfolio commentary and statistical information may be available on the Hartford Funds’ website or may be provided to members of the press, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers, or current or potential shareholders in a Fund or their representatives.  The content and nature of the information provided to each of these persons may differ.

In no event will Hartford or the sub-adviser or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings.

The CCO is responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Funds’ investment manager, investment sub-adviser, principal underwriter, or any affiliated person of a Fund, its investment manager, investment sub-adviser, or its principal underwriter, on the other.  Every violation of the portfolio holdings disclosure policy must be reported to the Funds’ CCO.

The CCO is responsible for maintaining records under the Policy and will provide periodic reporting to the Board.

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FUND MANAGEMENT

The Board of Directors and officers of the Companies, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below. Each Company’s Board of Directors (i) provides broad supervision over the affairs of the Company and the Funds and (ii) elects officers who are responsible for the day-to-day operations of the Funds and the execution of policies formulated by the Boards of Directors. The first table below provides information about those directors who are deemed not to be “interested persons” of the Companies, as that term is defined in the 1940 Act (i.e., “non-interested directors”), and the second table below provides information about the Companies’ “interested” directors and the Companies’ officers.

NON-INTERESTED DIRECTORS

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

HILARY E. ACKERMANN (1956) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present.	68	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present).

LYNN S. BIRDSONG (1946) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	68	None

CHRISTINE DETRICK (1958) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Enterprises (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Partner/Senior Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	68	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Enterprises (a real estate company) (November 2014 to present).

DUANE E. HILL (1945) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2001(1) Since 2002(2)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	68	None

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NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

SANDRA S. JAFFEE (1941) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2005	Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York and Fairfield County, Connecticut (January 2012 to present). Ms. Jaffee served as Chairwoman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present) .	68	None

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NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

WILLIAM P. JOHNSTON (1944) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	68	None

PHILLIP O. PETERSON (1944) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2002(1) Since 2000(2)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	68	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

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NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

LEMMA W. SENBET (1946) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	68	None
(1)	For The Hartford Mutual Funds, Inc.
(2)	For The Hartford Mutual Funds II, Inc.
*	Term of Office: Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age.

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OFFICERS AND INTERESTED DIRECTORS

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR **	OTHER DIRECTORSHIPS HELD BY DIRECTOR

JAMES E. DAVEY** (1964) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

				68	N/A

ANDREW S. DECKER (1963) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	AML Compliance Officer	Since 2015	Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

MICHAEL FLOOK (1965) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A

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NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR **	OTHER DIRECTORSHIPS HELD BY DIRECTOR

WALTER F. GARGER (1965) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

Joseph G. Melcher (1973) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

Laura S. Quade (1969) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President	Since 2012	Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

ALICE A. PELLEGRINO (1960) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Secretary	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

(1)	For The Hartford Mutual Funds, Inc.
(2)	For The Hartford Mutual Funds II, Inc.
*	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
**	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

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All directors and officers of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. also hold corresponding positions with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

BOARD OF DIRECTORS. Each Company has a Board of Directors. The same directors serve on the Board of each Company. The Board is responsible for oversight of the Funds. The Board elects officers who are responsible for the day–to-day operations of the Funds. The Board oversees the investment manager and the other principal service providers of the Funds. The Board currently holds six regularly scheduled meetings throughout each year. In addition, the Board may hold special meetings at other times either in person or by telephone. As described in more detail below, the Board has established five standing committees that assist the Board in fulfilling its oversight responsibilities: the Audit Committee, Compliance Committee, Contracts Committee, Investment Committee and Nominating and Governance Committee (collectively, the “Committees”).

The Board is chaired by an Independent Director. The Independent Chairman (i) presides at Board meetings and participates in the preparation of agendas for the meetings, (ii) acts as a liaison with the Funds’ officers, investment manager and other directors between meetings and (iii) coordinates Board activities and functions with the Chairmen of the Committees. The Independent Chairman may also perform such other functions as may be requested by the Board from time to time. The Board has determined that the Board’s leadership and committee structure is appropriate because it provides a foundation for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment. In addition, the committee structure permits an efficient allocation of responsibility among the Directors.

The Board oversees risk as part of its general oversight of the Funds and risk is addressed as part of various Board and Committee activities. The Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Funds’ officers and service providers, which are responsible for the day to day operations of the Funds, apply risk management in conducting their activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds, and that it is not possible to develop processes and controls to eliminate all risks and their possible effects. The Audit Committee plays a lead role in receiving reports from management regarding risk assessment and management. In particular, the investment manager has established an internal committee focused on risk assessment and risk management related to the operations of the Funds and the investment manager, and the chairperson of that committee reports to the Audit Committee on a semi-annual basis (or more frequently if appropriate). Other committees also review matters relating to risk. The Compliance Committee assists the Board in overseeing the activities of the Funds’ CCO, and the CCO provides an annual report to the Compliance Committee and the Board regarding material compliance matters. The Compliance Committee and the Board receive and consider other reports from the CCO throughout the year. The Investment Committee assists the Board in overseeing investment matters. The Investment Committee receives reports from the investment manager relating to investment performance, including information regarding investment risk. The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and valuation risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

STANDING COMMITTEES. Each Board of Directors has established an Audit Committee, a Compliance Committee, a Contracts Committee, an Investment Committee and a Nominating and Governance Committee (formerly known as the Nominating Committee). The Companies do not have standing compensation committees. However, each Nominating and Governance Committee is responsible for making recommendations to the applicable Board regarding the compensation of the non-interested members of the Board. Each Board has adopted written charters for the Audit Committee and the Nominating and Governance Committee.

Each Audit Committee currently consists of the following non-interested directors: Hilary E. Ackermann, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson. Each Audit Committee (i) oversees the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) assists the applicable Board of Directors in its oversight of the qualifications, independence and performance of the Funds’ independent registered public accounting firm; the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof; and the performance of the Fund’s internal audit function; and (iii) acts as a liaison between the Funds’ independent registered public accounting firm and the respective full board. The Funds’ independent registered accounting firm reports directly to each Audit Committee, and each Audit Committee regularly reports to its applicable Board of Directors.

Management is responsible for maintaining appropriate systems for accounting. Each Company's independent registered public accounting firm is responsible for conducting a proper audit of the Company's financial statements and is ultimately accountable to the applicable Audit Committee. The Audit Committees have the ultimate authority and responsibility to select (subject to ratification by the non-interested directors and Company shareholders, as required) and evaluate the applicable Company's independent registered public accounting firm, to determine the compensation of the Company's independent registered public accounting firm and, when appropriate, to replace the Company's independent registered public accounting firm.

Each Compliance Committee currently consists of Hilary E. Ackermann, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson. Each Compliance Committee assists the applicable Board in its oversight of the implementation by the Funds of policies and procedures that are reasonably designed to prevent the Funds from violating the Federal securities laws.

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Each Contracts Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann, Lynn S. Birdsong, Christine Detrick, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet. Each Contracts Committee assists the applicable Board in its consideration and review of fund contracts and the consideration of strategy-related matters.

Each Investment Committee currently consists of Lynn S. Birdsong, Christine Detrick, Duane E. Hill and Lemma W. Senbet. Each Investment Committee assists the applicable Board in its oversight of the Funds’ investment performance and related matters.

Each Nominating and Governance Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann, Lynn S. Birdsong, Christine Detrick, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet. Each Nominating and Governance Committee: (i) screens and selects candidates to the applicable Board of Directors and (ii) periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the Board of Directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors. Each Nominating and Governance Committee is also authorized to consider and make recommendations to the Board regarding governance policies, including, but not limited to, any retirement policy for non-interested directors. Each Nominating and Governance Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee’s criteria.

During the fiscal year ended October 31, 2015, the above referenced committees of each of the Companies met the following number of times: Audit Committee — 5 times, Investment Committee — 6 times, Nominating and Governance Committee — 4 times, Contracts Committee — 1 time and Compliance Committee — 4 times.

DIRECTOR QUALIFICATIONS. The governing documents for the Companies do not set forth any specific qualifications to serve as a Director. The Charter for the Nominating and Governance Committee sets forth criteria that the Committee should consider as minimum requirements for consideration as an independent director, including: 15 years of business or academic experience in a management, administrative or other oversight capacity; a college degree or business experience equivalent to a college degree; an ability to invest in the Funds; a person of high ethical standards; and a person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of Fund shareholders.

Each Board has concluded, based on each director’s experience, qualifications, attributes and /or skills, on an individual basis and in combination with those of other directors, that each director is qualified to serve as a director for the Funds. Among the attributes and skills common to all directors are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment. Where applicable, the Boards have considered the actual service of each director in concluding that the director should continue to serve. Each director’s ability to perform his or her duties effectively has been attained through the director’s education and work experience, as well as service as a director for the Funds and/or other entities. Set forth below is a brief description of the specific experience of each director. Additional details regarding the background of each director is included in the chart earlier in this section.

Hilary E. Ackermann. Ms. Ackermann has served as a director of the Funds since September 2014. Ms. Ackermann has over twenty-five years of credit, financial and risk management experience, including serving as Chief Risk Officer at Goldman Sachs Bank USA.

Lynn S. Birdsong. Mr. Birdsong has served as a director of the Funds since 2003. He has served as Co-Chairman of the Investment Committee since 2005 and Chairman of the Investment Committee since September 2014. Mr. Birdsong served in senior executive and portfolio management positions for investment management firms for more than twenty-five years. He has served as a director of other mutual funds for more than ten years.

Christine Detrick. Ms. Detrick has over thirty years of experience leading and advising financial services companies and investors. She previously served as a director, head of the Americas financial services practice and senior advisor at a management consulting firm, and as a director of a private mid-sized financial services company.

Duane E. Hill. Mr. Hill has served as a director of the Funds since 2001. He has served as the Chairman of the Nominating and Governance Committee since 2003. Mr. Hill has more than thirty-five years experience in senior executive positions in the banking, venture capital and private equity industries.

Sandra S. Jaffee. Ms. Jaffee has served as a director of the Funds since 2005. She has served as Chairman of the Compliance Committee since 2015. Ms. Jaffee has more than thirty-five years of experience as a senior executive in the financial services and technology area, including serving as Chairwoman and CEO of a leading provider of compliance/regulatory technology to financial institutions and as president and CEO of the global securities services division of a major financial services company.

William P. Johnston. Mr. Johnston has served as a director of the Funds since 2005.  He has served as Chairman of the Board of Directors of the Funds since 2015.  He served as Chairman of the Compliance Committee from 2005 to 2015 and has served as the Chairman of the Contracts Committee since 2015.  Mr. Johnston has more than forty years of experience in senior leadership positions in the health care, investment banking and legal professions.  He currently serves as an operating executive to a global private equity and other alternative asset investment firm and serves on other boards.  He previously served as managing director and head of investment banking, CEO and vice chairman for an investment bank.

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Phillip O. Peterson. Mr. Peterson has served as a director of the Funds (and their predecessors) since 2000. He has served as the Chairman of the Audit Committee since 2002. Mr. Peterson was a partner of a major accounting firm, providing services to the investment management industry. He has served as an independent president of a mutual fund complex, and he serves on another mutual fund board.

Lemma W. Senbet. Dr. Senbet has served as a director of the Funds (and their predecessors) since 2000. For more than thirty years, Dr. Senbet has served as a professor of finance, including serving as the Director of Center for Financial Policy and as the chair of the finance department at a major university. He has served the finance profession in various capacities, including as a director or officer of finance associations.

James E. Davey. Mr. Davey has served as a director of the Funds since 2012 and President and Chief Executive Officer of the Funds since 2010. Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Senior Managing Director, Manager and Chairman of the Board of HFD. Mr. Davey also serves as Senior Managing Director, Chairman of the Board and Manager for HFMC. Mr. Davey joined The Hartford in 2002.

The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2015 (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.

NON-INTERESTED DIRECTORS

NAME OF DIRECTOR	Funds	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Hilary E. Ackermann	None	None	None

Lynn S. Birdsong	Global Capital Appreciation Fund	Over $100,000	Over $100,000
	Emerging Markets Equity Fund	$50,001–$100,000
	Capital Appreciation Fund	Over $100,000
	Dividend and Growth Fund	Over $100,000
	Value Opportunities Fund	$10,001–$50,000
	International Opportunities Fund	$10,001–$50,000
	Equity Income Fund	Over $100,000
	MidCap Fund	Over $100,000
	Global All-Asset Fund	Over $100,000
	Growth Opportunities Fund	$50,001–$100,000
	World Bond Fund	$50,001–$100,000

Christine Detrick	None	None	None

Duane E. Hill	Capital Appreciation Fund	Over $100,000	Over $100,000
	Floating Rate Fund	$50,001–$100,000

Sandra S. Jaffee	Capital Appreciation Fund	$50,001–$100,000	$50,001–$100,000

William P. Johnston	Global Capital Appreciation Fund	Over $100,000	Over $100,000
	World Bond Fund	Over $100,000
	Dividend and Growth Fund	Over $100,000
	Equity Income Fund	Over $100,000
	International Opportunities Fund	Over $100,000
	Global All-Asset Fund	Over $100,000
	MidCap Value Fund	Over $100,000

Phillip O. Peterson	Healthcare Fund	Over $100,000	Over $100,000
	Capital Appreciation Fund	$50,001–$100,000
	Global Capital Appreciation Fund	$50,001–$100,000

Lemma W. Senbet	Healthcare Fund	$50,001–$100,000	Over $100,000
	Growth Opportunities Fund	$10,001–$50,000
	Dividend and Growth Fund	$10,001–$50,000
	Small Company Fund	$10,001–$50,000

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NAME OF DIRECTOR	Funds	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
	Global Capital Appreciation Fund	$10,001–$50,000
	Value Opportunities Fund	$50,001–$100,000
	Municipal Real Return Fund	$1–$10,000

INTERESTED DIRECTORS

NAME OF DIRECTOR	FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
James E. Davey	Municipal Opportunities Fund	Over $100,000	Over $100,000
	Equity Income Fund	Over $100,000
	Healthcare Fund	Over $100,000
	Small Company Fund	Over $100,000
	MidCap Fund	Over $100,000
	International Opportunities Fund	Over $100,000
	International Small Company Fund	Over $100,000
	Core Equity Fund	Over $100,000
	International Value Fund	Over $100,000

COMPENSATION OF OFFICERS AND DIRECTORS. The Funds pay a portion of the chief compliance officer’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by Hartford Funds or its affiliates. The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended October 31, 2015 and certain other information.

Name of Person, Position	Aggregate Compensation From The Hartford Mutual Funds, Inc.	Aggregate Compensation From The Hartford Mutual Funds II, Inc.	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid To Directors*
Hilary E. Ackermann, Director	$ 143,706	$ 15,885	$0	$0	$ 207,828
Lynn S. Birdsong, Director	$ 170,442	$ 18,677	$0	$0	$ 247,224
Christine Detrick, Director**	$0	$0	$0	$0	$0
Dr. Robert M. Gavin, Director***	$ 204,444	$ 23,180	$0	$0	$ 300,215
Duane E. Hill, Director	$ 184,551	$ 20,696	$0	$0	$ 268,256
Sandra S. Jaffee, Director	$ 169,059	$ 19,391	$0	$0	$ 244,803
William P. Johnston, Director	$ 191,104	$ 20,674	$0	$0	$ 276,082
Phillip O. Peterson, Director	$ 177,338	$ 19,820	$0	$0	$ 257,466
Lemma W. Senbet, Director	$ 151,048	$ 16,538	$0	$0	$ 218,189

* As of October 31, 2015, five registered investment companies in the fund complex paid compensation to the Directors.

** Ms. Detrick became a Director of the Board after October 31, 2015.

*** Dr. Gavin retired as a Director of the Board effective August 16, 2015.

The sales load for Class A shares of the Funds is waived for present and former officers, directors and employees of the Companies, HFMC, The Hartford, the sub-adviser, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds. Present and former

66

officers, directors and employees of the Companies, HFMC, The Hartford, the sub-adviser, the transfer agent and their affiliates are also permitted to purchase Class I shares of the Funds.

Each Company’s Articles of Incorporation provide that the Company to the full extent permitted by Maryland General Corporate Law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

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CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

As of January 31, 2016, to the knowledge of each Company’s management, the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund. As of January 31, 2016, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of any class of a Fund .

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
THE HARTFORD BALANCED FUND
ASCENSUS TRUST COMPANY FBO BURDA CONSTRUCTION CORP PS PLAN 5 FARGO ND					18.22%
ASCENSUS TRUST COMPANY FBO BURNING TREE VENTURES INC 401K FARGO ND					9.76%
DATA SURETY CORP ALBUQUERQUE NM						27.67%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	41.92%	18.44%	7.23%
FIIOC FBO MGP INGREDIENTS NON-UNION COVINGTON KY									12.56%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO	5.56%	8.81%	13.41%	10.47%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO									5.75%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT							99.19%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT						9.45%
JOE LEO TRUSTEE FBO SCANLAN & LEO LTD PSP 401K C/O FASCORE LLC GREENWOOD VLG CO					14.12%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			5.14%			8.97%
MATRIX TRUST COMPANY CUST FBO CAJUN CUTTERS INC DENVER CO					9.48%
MID ATLANTIC TRUST COMPANY FBO MARK C VALENTINE PROFIT SHARING PLA PITTSBURGH PA					6.19%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			6.50%	26.68%		15.31%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			6.68%	14.52%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	7.20%		6.58%
PERSHING LLC JERSEY CITY NJ	5.49%	9.32%	11.49%		6.63%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			7.22%	16.14%
RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF ATLANTA GA						15.04%
ROBERT E CHURCH FBO ADVANCED PNEUMATICS CO INC 401K PSP FREDERICKSBRG VA						11.85%

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Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
SAXON & CO PHILADELPHIA PA									13.66%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA									38.30%
UBS WM USA WEEHAWKEN NJ				16.89%
WELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN BOSTON MA									17.90%
THE HARTFORD BALANCED INCOME FUND
ASCENSUS TRUST COMPANY FBO EDCO DEFERRED COMPENSATION PLAN FARGO ND								75.86%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA			6.27%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	54.66%	52.97%	7.53%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO	7.49%	5.95%	21.85%	20.56%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO							12.09%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					60.99%	54.17%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA				10.38%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA					26.36%	14.56%
MID ATLANTIC TRUST COMPANY FBO FMB BANKING CORPORATION ESOP W/ 401 PITTSBURGH PA								19.76%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL		5.26%	9.81%	14.12%		5.19%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			9.16%	12.99%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	6.57%		7.14%	6.50%			35.16%		10.38%
PERSHING LLC JERSEY CITY NJ	6.64%	11.44%	8.75%	10.99%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST ANGLETON TX							29.37%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			13.44%	7.52%
RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF ATLANTA GA						5.77%
UBS WM USA WEEHAWKEN NJ				9.62%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT							8.41%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRUST RADNOR PA									41.49%

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Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
THE HARTFORD CAPITAL APPRECIATION FUND
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA		5.79%	5.63%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	44.05%	28.97%	5.24%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO	6.57%	17.28%	14.73%	13.99%
HARTFORD CHECKS AND BALANCES FUND RADNOR PA#									59.92%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT								100%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT							16.69%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					55.87%	36.98%	49.18%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA				7.08%
MATRIX TRUST CO CUST FBO TWIN CITY PIPE TRADES PENSION PHOENIX AZ						29.48%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			10.33%	9.26%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			11.87%	8.28%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	6.06%	6.38%	6.44%						12.36%
PERSHING LLC JERSEY CITY NJ	6.61%	9.04%	8.23%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			10.43%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA					5.48%
UBS WM USA WEEHAWKEN NJ			5.77%	11.48%
WELLS FARGO BANK VARIOUS RETIREMENT PLANS CHARLOTTE NC							17.26%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRUST RADNOR PA									8.56%
THE HARTFORD CHECKS AND BALANCES FUND
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA		8.80%	5.23%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	60.45%	33.31%	13.15%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO		10.40%	11.76%	10.43%

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Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT						16.71%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					64.17%	53.68%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			7.95%	11.04%		16.61%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL				6.90%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ				11.82%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	5.67%	12.25%	8.47%
PERSHING LLC JERSEY CITY NJ	7.56%	11.43%	12.28%	9.63%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			12.70%	12.32%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA							94.86%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE				21.61%
THE HARTFORD CONSERVATIVE ALLOCATION FUND
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA	5.53%	14.01%	7.79%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS WEEHAWKEN NJ				18.42%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	44.22%	24.49%	9.49%
ELAINE M MARTINELLI TOD WOLCOTT CT				12.12%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO	5.61%	9.21%	14.18%	13.21%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT						40.92%	16.74%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					89.12%	46.27%	79.38%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		6.11%	7.09%	29.38%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL				6.27%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ				10.98%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	6.42%	15.57%	6.88%
PERSHING LLC JERSEY CITY NJ	6.68%	8.05%	7.51%	5.04%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			11.20%

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Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
HARTFORD CORE EQUITY FUND
GREAT-WEST TRUST COMPANY LLC TRUSTEE F RECORDKEEPING FOR VARIOUS BENEFIT GREENWOOD VLG CO								15.77%
THE HARTFORD GROWTH ALLOCATION FUND RADNOR PA#									48.39%
HARTFORD MODERATE ALLOCATION FUND RADNOR PA#									31.41%
LINCOLN RETIREMENT SERVICES COMPANY FBO HARRIS CTY BOARD OF ED 403B FORT WAYNE IN					7.03%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	10.56%	10.12%		14.97%
MATRIX TRUST CO FBO TWIN CITY PIPE TADES PENSION DENVER CO								28.44%
MATRIX TRUST COMPANY TRUSTEE FBO NORTH, INC. EMPLOYEE SAVINGS PLAN DENVER CO								7.12%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			10.34%	19.98%	18.69%	14.06%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			11.87%	10.53%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	7.81%	6.70%	7.47%	5.80%			11.66%		5.55%
NATIONAL SURGICAL HEALTHCARE 401K PLAN COMM EST DWS TRUST COMPANY SALEM NH						8.67%
PERSHING LLC JERSEY CITY NJ	10.80%	7.77%	5.83%	6.99%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TRUSTEE/CUSTODY PALO ALTO RESEARCH CENTER PALO ALTO CA						7.19%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			10.98%	7.56%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA					31.31%	22.98%
UBS WM USA WEEHAWKEN NJ				9.33%
GREAT-WEST TRUST COMPANY LLC TRUSTEE F RECORDKEEPING FOR VARIOUS BENEFIT P GREENWOOD VLG CO								15.77%
THE HARTFORD GROWTH ALLOCATION FUND RADNOR PA#									48.39%
HARTFORD MODERATE ALLOCATION FUND RADNOR PA#									31.41%
LINCOLN RETIREMENT SERVICES COMPANY FBO HARRIS CTY BOARD OF ED 403B FORT WAYNE IN					7.03%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	10.56%	10.12%		14.97%
MATRIX TRUST CO FBO TWIN CITY PIPE TADES PENSION DENVER CO								28.44%
THE HARTFORD DIVIDEND AND GROWTH FUND
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS			7.74%

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Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
SAN FRANCISCO CA
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS WEEHAWKEN NJ				8.83%		8.37%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	67.10%	57.16%	12.09%	68.22%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO			11.07%
HARTFORD CHECKS AND BALANCES FUND RADNOR PA#									47.59%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT								100%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					54.87%	21.12%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			5.18%
MAC & CO FBO PROFIT SHARING ALL EQUITY PITTSBURGH PA							15.54%
MAC & CO FBO PROFIT SHARING- BALANCED PITTSBURGH PA							6.61%
MAC & CO PROFIT SHARING BALANCED TOWARD PITTSBURGH PA							19.58%
MAC & CO FBO PROFIT SHARING-GROWTH FOCUS PITTSBURGH PA							14.42%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL						28.23%	28.17%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ			6.58%				7.35%		6.90%
PERSHING LLC JERSEY CITY NJ			9.39%	5.15%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			15.59%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA					11.18%	9.79%
TIAA-CREF TRUST CO CUST/TTEE FBO RETIREMENT PLANS SAINT LOUIS MO						5.43%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRUST RADNOR PA									21.47%
HARTFORD DURATION HEDGED STRATEGIC INCOME FUND
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO	24.68%		27.50%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT***	14.58%		21.31%	93.64%	100%	100%	100%		100%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	51.50%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ			7.12%	5.15%

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Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
PERSHING LLC JERSEY CITY NJ			26.46%
HARTFORD EMERGING MARKETS EQUITY FUND
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TRUSTEE RADNOR PA									10.63%
COATES FAMILY LLC SCOTTSDALE AZ	6.13%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	55.47%		7.00%
GOLDMAN SACHS & CO SALT LAKE CITY UT									25.31%
HARTFORD LIFE & ANNUITY HARTFORD CT			44.03%	63.60%	90.61%	98.55%	100%		6.15%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT									14.63%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL					6.16%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ				17.12%
PERSHING LLC JERSEY CITY NJ				7.69%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRUST RADNOR PA*									43.28%
THE HARTFORD EMERGING MARKETS LOCAL DEBT FUND
ASCENSUS TRUST COMPANY FBO CJ LYONS LLC 401K FARGO ND					19.18%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS WEEHAWKEN NJ				8.14%					15.10%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	45.35%		28.09%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO	6.81%		8.46%	7.60%
GOLDMAN SACHS & CO SALT LAKE CITY UT									57.76%
HARTFORD LIFE & ANNUITY HARTFORD CT					36.21%	21.67%	100%
JAMES W VALONE WAYLAND MA				12.91%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	8.91%			14.10%
MCWOOD & CO RALEIGH NC									17.30%
MG TRUST COMPANY CUST FBO CRISIS ASSISTANCE RESPONSE EMERGENC DENVER CO						5.20%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			10.47%	11.44%	44.61%	44.66%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ				6.60%

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Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	9.09%			9.26%					9.46%
PERSHING LLC JERSEY CITY NJ	14.89%		5.48%	7.60%
RBC CAPITAL MARKETS, LLC MINNEAPOLIS MN				5.73%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO			6.04%
UBS WM USA WEEHAWKEN NJ			7.56%	9.16%		28.47%
THE HARTFORD EQUITY INCOME FUND
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA			6.57%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS WEEHAWKEN NJ							5.54%
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TRUSTEE RADNOR PA									6.39%
DCGT AS TRUSTEE AND/OR CUSTODY FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA							5.33%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	68.71%	63.96%	7.38%
FIIOC FBO JIM KOONS MANAGEMENT COVINGTON KY							9.94%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO		6.92%	14.78%	37.74%
THE HARTFORD GROWTH ALLOCATION FUND RADNOR PA#									20.93%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT						12.25%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					57.17%	25.96%
HARTFORD MODERATE ALLOCATION FUND RADNOR PA#									12.41%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			6.26%	8.68%
MATRIX TRUST CO AS CUST FBO PRENT EMPLOYEES' PROFIT SHARING TRUST PHOENIX AZ						6.23%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			9.98%	6.02%	5.46%	17.16%	12.71%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			8.03%	9.58%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ			7.30%	8.97%		5.91%	16.32%	88.89%
PERSHING LLC JERSEY CITY NJ		6.19%	8.10%	9.12%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			15.98%	7.86%
SEI PRIVATE TRUST COMPANY C/O ID 839 EDWARD JONES TRUST CO									6.55%

75

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
OAKS PA
STATE STREET BANK & TRUST COMPANY QUINCY MA								10.75%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRUST RADNOR PA									25.93%
THE HARTFORD FLOATING RATE FUND
ASCENSUS TRUST COMPANY FBO DANIEL, MEDLEY & KIRBY, PC 401(K) FARGO ND							10.37%
ASCENSUS TRUST COMPANY FBO RAWLS & MCNELIS, PC 401(K) PLAN FARGO ND							7.44%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS WEEHAWKEN NJ				12.88%					71.25%
COMMUNITY BANK NA CUST FBO CLIENTS OF BPA-HARBRIDGE RET PL UTICA NY						9.90%
DWS TRUST CO FBO ROCKLAND TRUST CO SALEM NH						10.04%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	18.61%	17.43%
FIIOC FBO CLIPPARD INSTRUMENT LABS INC COVINGTON KY						12.91%
FIRST CLEARING LLC SAINT LOUIS MO					5.55%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO	6.22%	10.74%	18.01%	11.68%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	6.08%	7.14%	5.85%
MARIL & CO FBO NJ C/O BMO HARRIS BANK NA ATTN MF GREEN BAY WI							10.75%
MID ATLANTIC TRUST COMPANY FBO ELDER GAFFEY & PAINE P C 401 K PITTSBURGH PA							8.00%
MITRA & CO FBO NJ C/O BMO HARRIS BANK NA ATTN MF GREEN BAY WI							17.32%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL		12.33%	12.38%	15.56%	9.83%	34.09%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ	8.19%		15.51%	16.67%	18.45%
MORI & CO KANSAS CITY MO									20.22%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	14.22%	14.06%	6.14%	6.95%
PERSHING LLC JERSEY CITY NJ	10.80%	16.55%	7.58%	7.82%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	6.53%		7.47%
RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF ATLANTA GA					7.03%
TD AMERITRADE TRUST COMPANY DENVER CO							6.57%
UBS WM USA			8.33%	11.10%

76

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
WEEHAWKEN NJ
THE HARTFORD FLOATING RATE HIGH INCOME FUND
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA	10.65%		7.41%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS WEEHAWKEN NJ				7.39%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	34.71%		18.23%		32.32%
FIIOC FBO AZRAEL FRANZ SCHWAB COVINGTON KY						45.42%
FIIOC FBO GEORGE WASHINGTON MEMORIAL COVINGTON KY						6.19%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO			5.14%						67.14%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT							38.34%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	8.72%		11.12%	16.12%	5.61%
MG TRUST COMPANY CUST FBO ZEELAND PUBLIC SCHOOLS 403 B PLAN DENVER CO							25.95%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL					43.47%	44.43%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			8.09%	23.05%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	5.49%		7.45%	14.27%			35.72%		32.25%
PERSHING LLC JERSEY CITY NJ	10.10%		13.13%	7.10%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	5.47%		14.15%	6.63%
UBS WM USA WEEHAWKEN NJ	7.40%		7.64%	18.62%
THE HARTFORD GLOBAL ALL-ASSET FUND
ASCENSUS TRUST COMPANY FBO S SQUARED 401K FARGO ND					7.86%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	51.25%		5.38%
FIICO FBO HARRISON BETTIS STAFF COVINGTON KY						6.13%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO			9.22%	8.17%
HARTFORD CONSERVATIVE ALLOCATION RADNOR PA#									8.26%
THE HARTFORD GROWTH ALLOCATION FUND RADNOR PA#									32.74%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT							100%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					45.61%	19.38%

77

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
HARTFORD MODERATE ALLOCATION FUND RADNOR PA#									30.42%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			8.72%	7.84%
MARIL & CO FBO C/O BMO HARRIS BANK NA ATTN MF GREEN BAY WI									5.00%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			16.99%	37.89%		54.07%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			11.57%	14.18%	5.17%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ									18.99%
PAI TRUST COMPANY, INC JOSEPH L. SUPPA & SONS, INC. 401(K) DE PERE WI					7.52%
PERSHING LLC JERSEY CITY NJ	8.12%		8.81%	6.10%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			11.14%
UBS WM USA WEEHAWKEN NJ				10.22%
THE HARTFORD GLOBAL ALPHA FUND
HARTFORD LIFE & ANNUITY INS CO HARTFORD CT				67.33%					23.92%
HARTFORD LIFE AND ANNUITY HARTFORD CT**	90.67%		92.44%	5.82%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT					100%	100%	100%		57.25%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA				9.14%
UBS WM USA WEEHAWKEN NJ				17.30%
WELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN BOSTON MA									18.21%
HARTFORD GLOBAL CAPITAL APPRECIATION FUND
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA		7.55%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS WEEHAWKEN NJ				5.20%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	40.15%	21.83%
FIIOC OXFORD NETWORKS 401(K) PS PLAN COVINGTON KY							25.33%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO		9.88%	10.89%	15.07%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT							22.23%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT						11.00%

78

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					50.97%	19.88%
LAZARI ASSET MANAGEMENT INC TOLUCA LAKE CA							7.80%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			5.81%	16.89%
MID ATLANTIC TRUST COMPANY FBO LYNCH RETIREMENT INVESTMENT 401 K PROFIT SHARING PLAN & TRUST PITTSBURGH PA							12.94%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			6.28%	9.21%		34.78%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			9.58%	16.06%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	5.60%	6.26%	7.03%						54.13%
PERSHING LLC JERSEY CITY NJ	6.30%	9.18%	11.30%	9.58%			17.21%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TRUSTEE/CUSTODY SISC BAKERSFIELD CA					7.62%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			10.71%	6.00%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA						11.19%			42.28%
UBS WM USA WEEHAWKEN NJ				7.50%
HARTFORD GLOBAL EQUITY INCOME FUND
ASCENSUS TRUST COMPANY FBO AGROVALLEY INC 401K PLAN FARGO ND						7.49%
ASCENSUS TRUST COMPANY FBO KENNETH E MACKENZIE ESQUIRE 401K FARGO ND					15.81%
ASCENSUS TRUST COMPANY FBO LISA GUTTUSO KLENK MD 401K FARGO ND					18.52%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA		7.16%	8.78%
DEMASI LLC MICHAEL V DEMASI TRUSTEE IND (K) OVIEDO FL						22.96%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	67.84%	31.72%	15.13%		18.60%
FIIOC FBO GARY ROME AUTO GROUP 401(K) PROFIT SHARING PLAN COVINGTON KY						21.70%
FIIOC FBO INDUSTRIAL VIBRATION CONSULTANTS, COVINGTON KY						15.85%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO		11.66%	8.44%	15.56%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT							6.60%

79

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA				9.17%
MATRIX TRUST COMPANY CUST FBO LAKE SAWYER CHRISTIAN CHURCH 403(B) DENVER CO					21.67%
MATRIX TRUST COMPANY CUST FBO SENECA VALLEY SCHOOL DISTRICT 403B DENVER CO						13.55%
MID ATLANTIC TRUST COMPANY FBO MECHANICAL REPS INC 401 K PROFIT PITTSBURGH PA					13.84%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			6.28%	28.27%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			5.15%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	5.84%		5.43%
PERSHING LLC JERSEY CITY NJ		9.03%	10.51%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			8.86%	33.26%
STATE STREET BANK & TRUST COMPANY QUINCY MA							93.40%
VERA G DEMASI PA PORT ST LUCIE FL						16.05%
WELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN BOSTON MA									96.06%
THE HARTFORD GLOBAL REAL ASSET FUND
ASCENSUS TRUST COMPANY FBO CHARLES D KING IND K FARGO ND					7.15%
ASCENSUS TRUST COMPANY FBO GEO IMAGING TECHNOLOGIES LLC 401K FARGO ND					16.60%
ASCENSUS TRUST COMPANY FBO KENNETH E MACKENZIE ESQUIRE 401K FARGO ND					12.58%
ASCENSUS TRUST COMPANY FBO STEPHANIE CROWLEY INDIVIDUAL K FARGO ND					5.63%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS WEEHAWKEN NJ									8.40%
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TRUSTEE RADNOR PA									10.18%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	52.15%		8.66%		14.61%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO			13.53%	11.46%
FRONTIER TRUST COMPANY FBO MOBIUS HEALTHCARE CONSULTING 401 K FARGO ND					28.94%
GREAT-WEST TRUST COMPANY LLC TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO							8.66%

80

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			7.21%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			8.77%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ	5.29%		16.40%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ			6.82%	23.53%			89.52%		12.08%
PERSHING LLC JERSEY CITY NJ	6.53%		9.85%	5.51%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL AVON MN						85.89%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			8.24%
SAXON & CO PHILADELPHIA PA				12.27%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO				18.96%
STRAFE & CO FBO M D ANDERSON FOUNDATION NEWARK DE				8.01%
VANGUARD FIDUCIARY TRUST CO FBO VARIOUS RETIREMENT PLANS VALLEY FORGE PA									5.01%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRUST RADNOR PA*									38.88%
THE HARTFORD GROWTH ALLOCATION FUND
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	32.86%	20.10%	6.34%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO		6.61%	10.08%	7.57%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT						9.11%	48.54%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					87.83%	77.89%	46.91%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			10.00%	22.20%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL				19.41%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ				18.78%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	8.51%	13.19%	7.45%	11.02%
PERSHING LLC JERSEY CITY NJ	5.54%	8.86%	5.26%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			9.87%
UBS WM USA WEEHAWKEN NJ				6.45%

81

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
THE HARTFORD GROWTH OPPORTUNITIES FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS WEEHAWKEN NJ									22.01%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	22.93%	22.40%		18.41%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO		8.05%	14.06%	8.47%
GREAT-WEST TRUST COMPANY LLC TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO								6.86%
THE HARTFORD GROWTH ALLOCATION FUND RADNOR PA#									23.81%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					42.93%	65.29%
HARTFORD MODERATE ALLOCATION FUND RADNOR PA#									10.02%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.59%		17.04%	40.58%
MERCER TRUST CO TTEE FBO EDWARD D JONES & CO DEFFDCOMP NORWOOD MA							93.75%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL		8.29%	20.13%	14.71%	8.94%	10.12%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			8.34%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	6.42%	9.49%						91.88%	15.11%
PERSHING LLC JERSEY CITY NJ	5.27%	6.57%	5.33%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			7.28%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA					10.42%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRUST RADNOR PA									6.44%
THE HARTFORD HEALTHCARE FUND
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA			5.26%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	39.12%	23.52%	14.65%
FIIOC FBO MGP INGREDIENTS NON-UNION COVINGTON KY									5.02%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO			7.61%	9.45%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					44.33%	50.54%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	6.24%	5.63%	11.54%	35.76%

82

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
SAN DIEGO CA
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA					6.87%	5.07%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			7.16%	5.77%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	14.77%		5.87%	11.00%			13.74%		19.53%
PERSHING LLC JERSEY CITY NJ	8.62%	18.87%	11.86%	17.37%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			16.63%	7.66%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA							6.48%
STATE STREET BANK & TRUST COMPANY QUINCY MA							47.67%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA					31.68%	21.18%
TD AMERITRADE TRUST COMPANY C/O HOUSE DENVER CO							7.35%
WELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN BOSTON MA									53.58%
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS CHARLOTTE NC									10.75%
THE HARTFORD HIGH YIELD FUND
ASCENSUS TRUST COMPANY FBO VILLAGE CERAMICS INC PROFIT SHARING FARGO ND					11.94%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA			6.55%
CHEM-NUT INC TRUSTEE FBO CHEM-NUT INC 401K PSP GREENWOOD VILLAGE CO							9.39%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	49.84%	26.45%	6.44%
FIIOC FBO WEASTEC INC RETIREMENT COVINGTON KY						12.54%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO		11.67%	13.93%	24.22%
GREAT-WEST TRUST COMPANY LLC TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO							52.88%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT						7.92%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					22.98%	38.55%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.77%		19.75%	11.30%
LUKE DAHLHEIMER FBO DAHLHEIMER BEVERAGE LLC 401 K MONTICELLO MN							22.88%

83

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA					22.13%
MICHAEL GUOKAS FBO SUNCOAST DENTAL CENTER PA 401K PSP NAPLES FL							8.10%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ				5.48%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	5.31%	10.31%	5.95%	10.21%
PERSHING LLC JERSEY CITY NJ	7.98%	13.64%	12.20%	15.86%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			5.48%
RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF ATLANTA GA						7.19%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA					5.98%
UBS WM USA WEEHAWKEN NJ				13.80%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRUST RADNOR PA									97.90%
THE HARTFORD INFLATION PLUS FUND
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TRUSTEE RADNOR PA									23.07%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	28.88%	13.62%	9.49%
FIIOC FBO KEESAL YOUNG & LOGAN 401K PLAN COVINGTON KY							5.07%
FIIOC FBO TIMBERLANE DENTAL ASSOCIATES COVINGTON KY							14.89%
FIIOC FBO UNIVERSITY EMERGENCY MEDICINE COVINGTON KY							5.71%
FIIOC FBO WEILER CORPORATION COVINGTON KY							10.85%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO	7.62%	23.12%	13.16%	13.86%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					81.66%	44.42%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			5.47%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL		11.82%	11.73%	16.19%		10.24%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			10.52%	27.69%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	7.94%	6.91%	8.49%			9.90%	20.99%
PERSHING LLC JERSEY CITY NJ	10.88%	15.27%	8.68%	7.52%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS			7.78%

84

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
ST PETERSBURG FL
RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF ATLANTA GA						5.39%
UBS WM USA WEEHAWKEN NJ			6.58%	18.18%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRUST RADNOR PA									39.42%
HARTFORD INTERNATIONAL EQUITY FUND
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA			5.93%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	48.88%	16.30%	11.40%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO			6.33%	8.22%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT**	8.34%	72.18%		22.94%	82.63%	89.99%	100%		100%
KURT HARRIS TRUSTEE FBO KURT HARRIS ATTORNEY AT LAW DU QUOIN IL					7.14%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			6.10%	7.02%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	6.13%
PERSHING LLC JERSEY CITY NJ	6.79%		12.85%	5.26%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			10.04%	48.75%
THE HARTFORD INTERNATIONAL GROWTH FUND
ASCENSUS TRUST COMPANY FBO ALTERNATE SOLUTIONS HEALTHCARE SYST FARGO ND						6.92%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA			5.98%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS WEEHAWKEN NJ				6.51%			8.93%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO&	55.16%	37.62%	5.30%
FIIOC FBO ANDERSON & VREELAND 401K COVINGTON KY						12.12%
FIIOC FBO LOJACK CORPORATION 401K COVINGTON KY							23.41%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO		5.28%	10.38%	12.14%
KEYBANK NA UNIVERSITY CIRCLE INC CUST PRI USD CLEVELAND OH									6.66%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA				7.68%

85

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
MID ATLANTIC TRUST COMPANY FBO OEC FREIGHT 401(K) PROFIT SHARING P PITTSBURGH PA					12.25%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL				21.57%	44.81%	65.95%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	5.51%	5.13%	17.01%	19.50%			13.00%		14.50%
PERSHING LLC JERSEY CITY NJ		5.65%	7.31%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TRUSTEE/CUSTODY PL URBANDALE IA							20.26%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			5.07%	5.22%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA							20.24%
STATE STREET BANK AND TRUST CO CUST FBO THE FIRST NATIONAL BANK SYCAMORE OH					5.43%
UBS WM USA WEEHAWKEN NJ				15.42%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRUST RADNOR PA									71.19%
THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	70.02%	32.61%	13.60%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO		5.11%	14.03%	13.32%
GREAT WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENE GREENWOOD VILLAGE CO							5.43%
GREAT-WEST TRUST COMPANY LLC TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO								5.44%
THE HARTFORD GROWTH ALLOCATION FUND RADNOR PA#									12.31%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					44.90%	7.35%
HARTFORD MODERATE ALLOCATION FUND RADNOR PA#									7.05%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA								82.66%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA					8.74%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			6.89%	9.65%	9.27%	10.02%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			6.24%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ		7.06%	6.54%	12.16%		23.90%	53.78%		33.82%
PERSHING LLC JERSEY CITY NJ	6.08%	10.13%	9.55%	10.71%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS			6.05%	6.06%

86

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
ST PETERSBURG FL
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA					16.34%	19.81%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE				25.69%
TIAA-CREF TRUST CO CUSTODY/TRUSTEE FBO RETIREMENT PLANS FOR WHICH SAINT LOUIS MO							6.77%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRUST RADNOR PA									20.31%
THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS WEEHAWKEN NJ				29.62%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	28.20%	10.47%
FIIOC FBO DEMAND MEDIA INC. 401K PLAN COVINGTON KY							5.14%
FIIOC FBO WEST HERR EMPLOYEES COVINGTON KY							19.47%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO		5.86%	6.33%	5.91%
THE HARTFORD GROWTH ALLOCATION FUND RADNOR PA#									23.62%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					89.84%	68.87%
HARTFORD MODERATE ALLOCATION FUND RADNOR PA#									13.64%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA							19.39%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			8.61%
MAC & CO PITTSBURGH PA									7.53%
MID ATLANTIC TRUST COMPANY FBO VANTAGE PARTNERS LLC 401 K PROFIT PITTSBURGH PA							17.51%
MITRA & CO FBO C/O BMO HARRIS BANK NA GREEN BAY WI									15.07%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			16.78%	9.15%		24.33%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			5.29%	5.44%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	7.61%	6.98%		10.97%			15.34%		8.29%
PAI TRUST COMPANY INC WILLIAM A CLARK DE PERE WI							6.11%
PERSHING LLC JERSEY CITY NJ	7.05%	8.67%	6.04%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			6.55%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE				12.21%

87

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
TD AMERITRADE TRUST COMPANY C/O HOUSE DENVER CO							10.21%
UBS WM USA WEEHAWKEN NJ			7.65%	12.02%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRUST RADNOR PA									13.74%
THE HARTFORD INTERNATIONAL VALUE FD
HARTFORD LONG/SHORT GLOBAL EQUITY FUND
ASCENSUS TRUST COMPANY FBO ALAN OPTICAL LTD 401(K) PLAN FARGO ND						6.78%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA			9.85%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS WEEHAWKEN NJ	80.81%								19.43%
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TRUSTEE RADNOR PA									8.33%
DCGT AS TRUSTEE AND/OR CUSTODY FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA					14.15%	16.56%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	7.50%
FIICO FBO COMMERCIAL CONSTRUCTION CONSULTING COVINGTON KY						5.12%
FIIOC FBO DAVID L ADAMS ASSOCIATES COVINGTON KY						14.19%
FIIOC FBO HANSEN CONSTRUCTION INC COVINGTON KY						5.74%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO			9.07%
GOLDMAN SACHS & CO SALT LAKE CITY UT									16.11%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA					9.15%
MID ATLANTIC TRUST COMPANY FBO MOORINGS PARK INSTITUTE INC TAX PITTSBURGH PA							66.29%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			12.85%		10.11%	24.37%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			10.29%	30.93%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ									14.70%
PAI TRUST COMPANY, INC. NETPLUS MARKETING, INC. DE PERE WI					36.93%
PAI TRUST COMPANY, INC. RONALD J. PUCCI D/B/A R.J. PUCCI PR DE PERE WI							29.23%
PERSHING LLC JERSEY CITY NJ			10.07%	10.69%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS			17.22%	5.50%

88

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
ST PETERSBURG FL
SEI PRIVATE TRUST COMPANY C/O STATE STREET BANK OAKS PA									21.32%
STATE STREET BANK & TRUST COMPANY QUINCY MA						9.38%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA						11.82%
THE COMMUNITY FOUNDATION FOR GREATER ATLANTA, INC ATLANTA GA									6.19%
THE HARTFORD MIDCAP FUND
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA			6.07%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS WEEHAWKEN NJ				11.78%		8.11%
DCGT AS TRUSTEE AND/OR CUSTODY FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA					7.99%		7.67%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	45.46%	47.62%	5.95%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO	5.79%	8.47%	15.30%	21.74%
THE HARTFORD GROWTH ALLOCATION FUND RADNOR PA#									7.19%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT						7.78%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					32.37%	6.84%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA				5.30%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA					6.73%	7.11%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL						12.54%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			6.34%	25.43%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	6.42%	5.46%	6.04%				34.81%	27.91%	47.47%
PERSHING LLC JERSEY CITY NJ	6.66%	8.98%	6.99%	5.04%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	7.72%		23.45%	6.68%
TIAA-CREF TRUST CO CUSTODY/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER SAINT LOUIS MO							16.91%
UBS WM USA WEEHAWKEN NJ				11.40%
VANGUARD FIDUCIARY TRUST CO FBO VARIOUS RETIREMENT PLANS VALLEY FORGE PA								68.88%

89

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS CHARLOTTE NC							7.18%
THE HARTFORD MIDCAP VALUE FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS WEEHAWKEN NJ							8.00%
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TRUSTEE RADNOR PA									12.11%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	54.96%	31.14%	11.80%
FIIOC FBO ACADEMY MORTGAGE COPORATION PROFIT COVINGTON KY							5.09%
FIIOC FBO MAN-DELL FOOD STORES INC PSP COVINGTON KY						8.25%
FIIOC FBO WYATT TECHNOLOGY CORP 401K PSP COVINGTON KY							9.89%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO		7.93%	10.76%	13.40%
GREAT-WEST TRUST COMPANY LLC TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO									10.91%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					67.90%	38.61%
JAMES N MORDY VILLANOVA PA				11.20%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			5.29%	20.12%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA					6.57%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			5.47%		8.56%	11.29%	36.86%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			5.19%	8.26%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	6.93%	9.58%	6.63%			6.83%			6.44%
PERSHING LLC JERSEY CITY NJ			7.30%	8.12%			8.22%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			12.27%	14.10%
RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF ATLANTA GA						18.74%
STATE STREET BANK & TRUST COMPANY QUINCY MA							10.54%
T. ROWE PRICE RETIREMENT PLAN SVCS FBO RETIREMENT PLAN CLIENTS OWINGS MILLS MD									8.76%
UBS WM USA WEEHAWKEN NJ				9.35%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRUST RADNOR PA									53.30%
HARTFORD MODERATE ALLOCATION FUND

90

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA		8.91%	6.03%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	45.64%	26.06%	7.70%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO		10.94%	9.69%	9.41%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT						15.36%	30.75%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					86.65%	70.79%	68.03%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			8.49%	22.82%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL				10.92%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			6.52%	13.57%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	7.85%	14.00%	8.38%	20.17%
PERSHING LLC JERSEY CITY NJ	5.25%	8.32%	8.15%	7.13%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			9.42%	7.78%
HARTFORD MULTI-ASSET INCOME FUND
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO			20.75%
HARTFORD LIFE & ANNUITY HARTFORD CT**	35.44%		43.42%	72.73%	100%	100%	100%		26.00%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT**									74.00%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			10.84%	16.88%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	29.35%			5.98%
PERSHING LLC JERSEY CITY NJ	29.27%
UBS WM USA WEEHAWKEN NJ			5.69%
Hartford municipal income fund
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	30.40%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT**	64.80%		99.92%
WELLINGTON FINANCE & TREASURY LLC BOSTON MA***				99.63%
THE HARTFORD MUNICIPAL OPPORTUNITIES FUND
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	26.84%	27.86%	5.38%

91

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO	8.23%	26.13%	18.61%	13.10%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.35%			5.46%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL	5.29%	18.49%	15.63%	32.82%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ	11.00%		15.16%	10.61%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	11.84%
PERSHING LLC JERSEY CITY NJ	8.16%		8.71%	10.35%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	5.34%		10.63%
UBS WM USA WEEHAWKEN NJ	7.25%		7.52%	11.65%
THE HARTFORD MUNICIPAL REAL RETURN FUND
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	50.96%	47.89%	10.74%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO	5.19%		10.99%	9.48%					5.19%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL	8.27%		25.14%	9.35%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			14.03%	20.47%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ		13.29%		28.54%
PERSHING LLC JERSEY CITY NJ	7.49%	12.70%	8.62%
UBS WM USA WEEHAWKEN NJ			7.15%	14.84%
HARTFORD MUNICIPAL SHORT DURATION FUND
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	54.22%		14.24%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT**	37.68%		60.92%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.83%		5.50%
RBC CAPITAL MARKETS, LLC MINNEAPOLIS MN			16.96%
WELLINGTON FINANCE & TREASURY LLC BOSTON MA***				98.90%
THE HARTFORD QUALITY BOND FUND
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	50.77%		11.12%
HARTFORD CONSERVATIVE ALLOCATION RADNOR PA#									20.02%
THE HARTFORD GROWTH ALLOCATION FUND RADNOR PA#*									29.61%

92

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT					98.33%	100%	100%
HARTFORD MODERATE ALLOCATION FUND RADNOR PA#*									50.35%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	8.50%		12.63%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ			26.38%	90.14%
PERSHING LLC JERSEY CITY NJ	17.80%		22.79%
RBC CAPITAL MARKETS, LLC MINNEAPOLIS MN			6.95%
SHARI D CALDERWOOD OXFORD CT			5.80%
HARTFORD REAL TOTAL RETURN FUND
THE HARTFORD GROWTH ALLOCATION FUND RADNOR PA#									17.51%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT	12.93%		44.76%	47.89%	99.99%	87.47%	99.99%
HARTFORD MODERATE ALLOCATION FUND RADNOR PA#									17.48%
JANNEY MONTGOMERY SCOTT LLC PHILADELPHIA PA			6.40%	13.25%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA				7.73%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	6.49%
PERSHING LLC JERSEY CITY NJ	9.24%		10.32%	26.69%
ROBERT HAYDEN PC EDMOND OK						12.52%
STATE STREET BANK AND TRUST C/F RANDY G BECK IRA RANDOLPH NE			6.73%
STATE STREET BANK AND TRUST C/F TODD ADEN IRA OTHENBURG NE			11.54%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO	49.60%
WILFRED E WASINGER TOD SALINAS CA			5.44%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRUST RADNOR PA*									59.78%
THE HARTFORD SHORT DURATION FUND
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA		5.53%
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TRUSTEE RADNOR PA									9.24%
DAVID FRANK ANDERSON INDIVIDUAL 401 FARGO ND					8.38%
DELZELL BROTHERS, INC 401(K) PLAN FARGO ND					8.39%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	38.45%	38.43%	11.85%

93

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO		8.79%	16.39%	13.53%
FRONTIER TRUST COMPANY FBO WINICKI LAW FIRM INDIVIDUAL 401K PL FARGO ND					25.41%
GROUP INSURANCE SERVICES, INC. CHATTANOOGA TN									5.11%
THE HARTFORD CONSERVATIVE ALLOCATION FUND RADNOR PA#									27.81%
THE HARTFORD GROWTH ALLOCATION FUND RADNOR PA#									29.95%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT							98.93%
HARTFORD MODERATE ALLOCATION FUND RADNOR PA#									22.22%
KENT CO CONSULTING INC 401K AND PROFIT SHARING PLAN COLUMBIA SC						7.05%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		6.18%		15.82%
MICHAEL JAWAHIR TRUSTEE AVIATION INTERNATIONAL RESOURCES DE SOTO MO						7.50%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL	6.19%		8.55%	31.04%	22.65%	28.04%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			5.95%	10.73%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ			7.92%	6.21%					5.62%
PERSHING LLC JERSEY CITY NJ	5.10%	10.35%	9.14%	8.60%		13.31%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			9.67%	6.99%
RESERVA INTERNATIONAL INDIVIDUAL 40 FARGO ND					8.28%
WILLIAM J MILLER DEFINED BENEFIT PENSION PLAN ACCT OF ACCT OF WILLIAM J MILLER CLAFLIN KS					7.87%	29.60%
THE HARTFORD SMALL CAP GROWTH FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS WEEHAWKEN NJ				8.25%		16.50%	9.07%		6.17%
DWS TRUST CO TRUSTEE FUSION ALLIANCE LLC 401K P/S PLAN SALEM NH					7.76%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	8.81%	6.11%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO		10.51%	8.79%	8.16%
GREAT-WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENEFIT PLANS GREENWOOD VLG CO							6.73%

94

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
GREAT-WEST TRUST COMPANY LLC TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO					5.32%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA							6.96%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			7.44%	6.48%
MATRIX TRUST CO CUST FBO LOMA LINDA UNIV HEALTH 401A PHOENIX AZ							6.48%
MERCER TRUST CO CUST FBO IBEW LOCAL NO 38 NORWOOD MA						5.14%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			5.47%		19.76%	20.28%	8.27%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			6.87%	19.23%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	12.78%		9.65%	6.67%		9.48%	11.52%		45.42%
PERSHING LLC JERSEY CITY NJ	6.65%	6.35%	8.94%	34.52%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TRUSTEE/CUSTODY AAA NORTHEAST RETIREMENT PLAN PROVIDENCE RI								98.28%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL JACKSONVILLE TX					8.28%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			9.26%
RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF ATLANTA GA						5.09%
STATE STREET BANK & TRUST COMPANY QUINCY MA							17.74%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA					6.05%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO		5.58%
T. ROWE PRICE RETIREMENT PLAN SVCS FBO RETIREMENT PLAN CLIENTS OWINGS MILLS MD							5.47%
UBS WM USA WEEHAWKEN NJ			18.89%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRUST RADNOR PA									8.35%
THE HARTFORD SMALL COMPANY FUND
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA			6.95%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS WEEHAWKEN NJ	5.48%					8.84%	65.77%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	42.44%	27.82%	6.84%

95

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO	5.41%	9.45%	12.76%	60.35%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					67.12%	46.91%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA								99.91%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			5.56%	6.24%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL							8.33%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			8.84%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	17.24%	7.73%	5.67%	6.38%	6.01%		6.26%		78.86%
PERSHING LLC JERSEY CITY NJ		7.62%	8.82%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			7.24%	5.68%
UBS WM USA WEEHAWKEN NJ				7.54%
WELLS FARGO BANK WEST NA FBO VARIOUS FASCORP RECORDKEPT PLN GREENWOOD VLG CO						8.87%
THE HARTFORD SMALL CAP CORE FUND
ASCENSUS TRUST COMPANY FBO ADVANCED STRUCTURAL TECHNOLOGIES FARGO ND					6.05%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA	5.24%
DWS TRUST COMPANY FBO MIDWEST BANK GROUP INC IRA SALEM NH					29.16%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	24.27%	28.31%
FIIOC FBO P.C. MECHANICAL INC. 401K PS PLAN COVINGTON KY					6.05%
FIIOC FBO QMEDTRIX SYSTEMS INC COVINGTON KY						36.21%
FIIOC FBO TEALIUM INC. 401(K) PLAN COVINGTON KY					5.72%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO	7.48%	9.56%	15.68%	23.97%
THE HARTFORD GROWTH ALLOCATION FUND RADNOR PA#*									62.72%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT							23.66%
HARTFORD MODERATE ALLOCATION FUND RADNOR PA#									32.51%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	7.74%		7.13%			14.32%
MG TRUST COMPANY CUST FBO DENVER CO					16.39%

96

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL				17.17%	19.34%	39.66%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	6.38%	8.84%		5.92%			76.34%
PERSHING LLC JERSEY CITY NJ	6.91%	7.56%	12.50%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			12.42%
UBS WM USA WEEHAWKEN NJ				45.21%
THE HARTFORD STRATEGIC INCOME FUND
ASCENSUS TRUST COMPANY FBO CAROL A ANDERSON 401K FARGO ND						9.05%
ASCENSUS TRUST COMPANY FBO CJ LYONS LLC 401K FARGO ND					8.22%
ASCENSUS TRUST COMPANY FBO LISA K RADER 401K PLAN FARGO ND						8.87%
ASCENSUS TRUST COMPANY FBO MARK A. CONGDON CFS, INC. 401(K) FARGO ND						9.67%
ASCENSUS TRUST COMPANY FBO RESERVA INTERNATIONAL INDIVIDUAL FARGO ND					19.39%
ASCENSUS TRUST COMPANY FBO WATER EDUCATION FOUNDATION INC PE FARGO ND							61.11%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS WEEHAWKEN NJ				8.27%
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TRUSTEE RADNOR PA									10.84%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	38.44%	19.07%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO	5.60%	11.88%	16.02%	23.31%
HARTFORD CONSERVATIVE ALLOCATION RADNOR PA#									8.84%
HARTFORD DURATION-HEDGED STRATEGIC INCOME FUND RADNOR PA#									6.95%
THE HARTFORD GROWTH ALLOCATION FUND RADNOR PA#									16.87%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT						44.22%	38.89%	100%
HARTFORD MODERATE ALLOCATION FUND RADNOR PA#									28.37%
JIMMIE L BALDONADO NANCY E SCHUTZ AND STEVEN D SCOVILLE TRUSTEES THE HOME AGENCY INC 401K PSP FBO JANET K HAAS GOTHENBURG NE					5.67%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		9.00%	10.30%	8.35%	6.35%	6.63%
MATRIX TRUST COMPANY CUST. FBO CITY OF ABERDEEN (WA) 457(B) PLAN					10.20%

97

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
DENVER CO
MG TRUST COMPANY CUST. FBO SHENANDOAH COUNTY PUB SCH (VA) 403B DENVER CO					7.97%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			5.10%	13.03%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	5.77%	12.78%	10.67%	9.17%
PERSHING LLC JERSEY CITY NJ	16.11%	19.46%	13.02%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			12.21%	7.53%
ROBERT HAYDEN PC EDMOND OK						21.57%
ROUTE 50 MEMORIAL HOSPITAL 401K PLAN FARGO ND					5.59%
UBS WM USA WEEHAWKEN NJ			5.08%	14.75%
UMB BANK NA CUST FBO: PLAN MEMBER CARPINTERIA CA					28.22%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRUST RADNOR PA									28.01%
THE HARTFORD TOTAL RETURN BOND FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS WEEHAWKEN NJ									12.38%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	73.29%	50.01%	17.06%		5.50%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO		8.26%	7.61%	10.95%
HARTFORD CHECKS AND BALANCES FUND RADNOR PA#*									59.71%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT								100%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT							8.96%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					53.46%	73.22%	26.04%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			5.35%	6.85%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ		7.64%	8.53%				57.83%		9.71%
PERSHING LLC JERSEY CITY NJ		7.38%	8.31%	18.41%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			12.33%	38.27%
SAXON & CO PHILADELPHIA PA									6.74%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA						6.01%
UBS WM USA WEEHAWKEN NJ				11.28%

98

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
THE HARTFORD UNCONSTRAINED BOND FUND
BB&T SECURITIES IRA C/F DAVID ALBERT DEBOLT CHARLESTON WV				8.91%
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TRUSTEE RADNOR PA									25.45%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	53.40%	37.69%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO	5.85%		13.33%	31.08%
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT					46.57%	25.26%	100%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			6.73%	15.04%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			6.84%		13.22%	64.14%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			14.55%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ		14.90%	9.68%	9.76%
PAI TRUST COMPANY INC OA TAX PARTNERS, LTD 401(K) P/S PLAN DE PERE WI					40.21%
PERSHING LLC JERSEY CITY NJ	9.08%	7.16%	6.79%	10.42%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		14.25%	7.99%	8.07%
RBC CAPITAL MARKETS, LLC MINNEAPOLIS MN				10.01%
ROBERT HAYDEN PC EDMOND OK						10.13%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRUST RADNOR PA									74.55%
THE HARTFORD VALUE OPPORTUNITIES FUND
ASCENSUS TRUST COMPANY FBO MIBAR COMPUTER SERVICES 401 K PLAN FARGO ND					11.68%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	53.04%	31.68%	6.17%
EMJAY CORPORATION CUSTODIAN FBO PLANS OF GREAT WEST FINANCIAL GREENWOOD VLG CO							61.63%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO		10.57%	5.71%	15.04%
GREAT-WEST TRUST COMPANY LLC TRUSTEE F DECATUR MEMORIAL HOSPITAL DCP GREENWOOD VLG CO					9.60%
GREAT-WEST TRUST COMPANY LLC TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO							11.29%
HARTFORD LIFE & ANNUITY									7.88%

99

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
HARTFORD CT
HARTFORD LIFE INSURANCE COMPANY HARTFORD CT							6.15%		5.94%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					20.13%	47.04%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA			8.20%
MG TRUST COMPANY CUST FBO CHILD GUIDANCE RESOURCE CENTERS INC DENVER CO									10.44%
MG TRUST COMPANY TRUSTEE AMERICAN OFFICE DENVER CO									75.14%
MID ATLANTIC TRUST COMPANY FBO KILMER INSURANCE GROUP INC T/A KOCMAN INSURANCE GROUP 401 K PLAN PITTSBURGH PA							5.96%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			14.76%	23.80%		30.74%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			7.96%	17.56%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ		6.56%	8.56%	13.98%
PERSHING LLC JERSEY CITY NJ			7.10%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			8.52%
TRITEC COMPANIES TRUSTEE FBO TRITEC COMPANIES 401K GREENWOOD VLG CO					13.92%
UBS WM USA WEEHAWKEN NJ				6.24%
THE HARTFORD WORLD BOND FUND
ASCENSUS TRUST COMPANY FBO KENNETH E MACKENZIE ESQUIRE 401K FARGO ND					6.53%
ASCENSUS TRUST COMPANY FBO WHIT DAVIS LUMBER COMPANY 401(K) PS FARGO ND								49.68%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA			5.05%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS WEEHAWKEN NJ	27.91%			14.35%		66.83%			21.59%
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TRUSTEE RADNOR PA									7.52%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	17.88%		5.99%		8.70%
FIIOC FBO EMPLOYEE 401K PLAN COVINGTON KY							40.65%
FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAINT LOUIS MO			12.19%	8.25%
GREAT-WEST TRUST COMPANY LLC TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO								15.77%

100

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
THE HARTFORD GROWTH ALLOCATION FUND RADNOR PA#									5.75%
HARTFORD LIFE & ANNUITY HARTFORD CT							18.81%
HARTFORD MODERATE ALLOCATION FUND RADNOR PA#									11.81%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	7.17%		6.43%	5.53%
MATRIX TRUST COMPANY CUSTODY FBO GILBERT A. GIRTZ 401K SAVINGS PLAN DENVER CO					15.96%
MATRIX TRUST COMPANY CUSTODY FBO USA CYCLING, INC 403(B) RETIREMENT DENVER CO					6.48%
MATRIX TRUST COMPANY TRUSTEE CSA/MICHOICE SCHOOLS 401K P/S PLAN DENVER CO					15.63%
MATRIX TRUST COMPANY TRUSTEE JACK A. DEKKINGA, MD 401K PS PLAN DENVER CO					8.74%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			14.45%	10.30%	11.11%	18.05%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			12.49%	10.88%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ	15.57%		9.64%						30.08%
PERSHING LLC JERSEY CITY NJ	7.48%		9.16%	25.32%			22.19%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			12.30%	5.38%
STATE STREET BANK & TRUST COMPANY MML FBO ITS CLIENTS BOSTON MA								27.26%
UBS WM USA WEEHAWKEN NJ			6.65%	7.44%	9.26%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRUST RADNOR PA									5.77%

# A Fund of Funds will vote proxies with regard to shares it holds in the Fund in accordance with its proxy voting policy.

* May be deemed to control the Fund because it owned beneficially more than 25% of the outstanding shares of the Fund

** The Hartford or one of its subsidiaries may be deemed to control the following Funds due to its beneficial ownership of 25% or more of the outstanding shares of such Fund: Duration-Hedged Strategic Income Fund, Global Alpha Fund, International Equity Fund, Municipal Income Fund and Multi-Asset Income Fund.

*** Wellington Finance & Treasury LLC, a Delaware limited liability company whose principal office is located at 280 Congress Street, Boston, Massachusetts 02210 (“Wellington F&T”), has made an investment in each of Hartford Municipal Income Fund and Hartford Municipal Short Duration Fund. Wellington F&T and Wellington Management, sub-adviser to Hartford Municipal Income Fund and Hartford Municipal Short Duration Fund, are directly or indirectly owned by Wellington Management Group LLP, a Massachusetts limited liability partnership. For so long as Wellington F&T has a greater than 25% interest in Hartford Municipal Income Fund and Hartford Municipal Short Duration Fund, Wellington Management may be deemed be a "control person" of Hartford Municipal Income Fund and Hartford Municipal Short Duration Fund for purposes of the 1940 Act.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund. A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders.

101

INVESTMENT MANAGEMENT ARRANGEMENTS

Each Company, on behalf of the relevant Funds, has entered into an investment management agreement with HFMC. Each investment management agreement provides that HFMC, subject to the supervision and approval of the applicable Company’s Board of Directors, is responsible for the management of each Fund. In addition, HFMC or its affiliate(s) provides administrative services to both Companies and their Funds, including personnel, services, equipment and facilities and office space for proper operation of the Companies and the Funds. Although HFMC, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly.

With respect to each Fund, except the Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, HFMC has entered into an investment sub-advisory agreement with Wellington Management. Under the investment sub-advisory agreements, Wellington Management, subject to the general supervision of the applicable Company’s Board of Directors and HFMC, is responsible for (among other things) the investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund. HFMC does not employ the services of a sub-adviser in its management of Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund.

HFMC administers the asset allocation program for Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund.

As provided by the investment management agreements, each Fund pays HFMC an investment management fee (except Checks and Balances Fund, which pays no management fee) that is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund’s average daily net assets. With respect to each of the Funds except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, HFMC (not any Fund) pays the sub-advisory fees to the sub-adviser.

MANAGEMENT FEES

Each Fund pays a monthly management fee to HFMC based on a stated percentage of the Fund’s average daily net asset value as follows:

Duration-Hedged Strategic Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.1000%
Next $500 million	0.0900%
Next $1.5 billion	0.0850%
Next $2.5 billion	0.0800%
Next $2.5 billion	0.0750%
Next $2.5 billion	0.0700%
Amount Over $10 billion	0.0650%

Emerging Markets Equity Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	1.1000%
Next $250 million	1.0500%
Next $500 million	1.0000%
Amount Over $1 billion	0.9700%

Emerging Markets Local Debt Fund (effective November 1, 2016)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8500%
Next $250 million	0.8000%
Next $500 million	0.7700%
Amount Over $1 billion	0.7600%

Emerging Markets Local Debt Fund (prior to November 1, 2016)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	1.0000%
Next $250 million	0.9500%
Next $4.5 billion	0.9000%
Next $5 billion	0.8975%
Amount Over $10 billion	0.8950%

Global All-Asset Fund (effective November 1, 2016)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8000%
Next $250 million	0.7500%
Next $500 million	0.7000%
Next $1.5 billion	0.6800%
Next $2.5 billion	0.6600%
Amount Over $5 billion	0.6500%

Global All-Asset Fund (prior to November 1, 2016)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.9500%
Next $250 million	0.9000%
Next $500 million	0.8000%
Next $1.5 billion	0.7300%
Next $2.5 billion	0.7000%
Next $5 billion	0.6600%
Amount Over $10 billion	0.6550%

102

Global Alpha Fund*

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	1.1000%
Next $500 million	1.0900%
Next $1.5 billion	1.0800%
Next $2.5 billion	1.0700%
Amount Over $5 billion	1.0600%

Global Capital Appreciation Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%
Next $500 million	0.7500%
Next $4 billion	0.7000%
Next $5 billion	0.6800%
Amount Over $10 billion	0.6750%

Global Equity Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.7000%
Next $4 billion	0.6900%
Next $5 billion	0.6850%
Amount Over $10 billion	0.6700%

Global Real Asset Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8450%
Next $500 million	0.8100%
Next $1.5 billion	0.7800%
Next $2.5 billion	0.7500%
Amount Over $5 billion	0.7100%

Healthcare Fund and International Small Company Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.9000%
Next $500 million	0.8500%
Next $4 billion	0.8000%
Next $5 billion	0.7975%
Amount Over $10 billion	0.7950%

International Equity Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7000%
Next $500 million	0.6500%
Next $1.5 billion	0.6400%
Next $2.5 billion	0.6300%
Amount Over $5 billion	0.6250%

Small Cap Growth Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $100 million	0.9000%
Next $150 million	0.8000%
Next $250 million	0.7000%
Next $4.5 billion	0.6500%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

* Global Alpha Fund has a management fee rate that adjusts up or down based upon the Fund’s performance relative to the cumulative investment record of its benchmark index (the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index) over the performance measurement period. See “Global Alpha Fund Performance Adjustment” below.

103

International Growth Fund and International Value Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%
Next $500 million	0.8000%
Next $4 billion	0.7500%
Next $5 billion	0.7475%
Amount Over $10 billion	0.7450%

Small Company Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8500%
Next $250 million	0.8000%
Next $500 million	0.7500%
Next $500 million	0.7000%
Next $3.5 billion	0.6500%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

MidCap Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%
Next $500 million	0.7500%
Next $4 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

Value Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7000%
Next $500 million	0.6000%
Next $1.5 billion	0.5900%
Next $2.5 billion	0.5850%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5750%

MidCap Value Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5950%
Next $5 billion	0.5900%
Amount Over $10 billion	0.5850%

Growth Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8000%
Next $4.75 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

Capital Appreciation Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8000%
Next $500 million	0.7000%
Next $4 billion	0.6500%
Next $5 billion	0.6475%
Amount Over $10 billion	0.6450%

104

Multi-Asset Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7500%
Next $250 million	0.7000%
Next $500 million	0.6800%
Next $1.5 billion	0.6600%
Next $2.5 billion	0.6500%
Next $5 billion	0.6400%
Amount Over $10 billion	0.6350%

Equity Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7500%
Next $250 million	0.7000%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5900%
Amount Over $5 billion	0.5875%

Small Cap Core Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.7000%
Next $2 billion	0.6500%
Next $2 billion	0.6400%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

Core Equity Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4500%
Next $500 million	0.3500%
Next $1.5 billion	0.3300%
Next $2.5 billion	0.3250%
Amount Over $5 billion	0.3225%

International Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6400%
Next $2.5 billion	0.6350%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6250%

Dividend and Growth Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5950%
Next $5 billion	0.5900%
Amount Over $10 billion	0.5850%

Balanced Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7000%
Next $250 million	0.6300%
Next $500 million	0.6000%
Next $1.5 billion	0.5700%
Next $2.5 billion	0.5500%
Next $5 billion	0.5300%
Amount Over $10 billion	0.5250%

105

Floating Rate High Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7000%
Next $2 billion	0.6500%
Next $2.5 billion	0.6400%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

World Bond Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7000%
Next $250 million	0.6500%
Next $4.5 billion	0.6000%
Next $5 billion	0.5750%
Amount Over $10 billion	0.5725%

Balanced Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6900%
Next $500 million	0.6250%
Next $4 billion	0.5750%
Next $5 billion	0.5725%
Amount Over $10 billion	0.5700%

Floating Rate Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6500%
Next $2 billion	0.6000%
Next $2.5 billion	0.5900%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%

High Yield Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6500%
Next $500 million	0.6000%
Next $1.5 billion	0.5950%
Next $2.5 billion	0.5900%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%

Long/Short Global Equity Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	1.4000%
Next $1 billion	1.3900%
Amount Over $2 billion	1.3800%

Real Total Return Fund (effective June 30, 2016)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.9000%
Next $250 million	0.8800%
Next $500 million	0.8500%
Next $1.5 billion	0.8300%
Amount Over $2.5 billion	0.8200%

Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.3500%
Next $500 million	0.3000%
Next $1.5 billion	0.2900%
Next $2.5 billion	0.2850%
Amount Over $5 billion	0.2800%

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Unconstrained Bond Fund and Strategic Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5500%
Next $500 million	0.5000%
Next $1.5 billion	0.4750%
Next $2.5 billion	0.4650%
Next $5 billion	0.4550%
Amount Over $10 billion	0.4450%

Total Return Bond Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4300%
Next $500 million	0.3800%
Next $4 billion	0.3700%
Next $5 billion	0.3600%
Amount Over $10 billion	0.3500%

Inflation Plus Fund and Quality Bond Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5000%
Next $500 million	0.4500%
Next $1.5 billion	0.4450%
Next $2.5 billion	0.4400%
Next $5 billion	0.4300%
Amount Over $10 billion	0.4200%

Short Duration Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4500%
Next $500 million	0.4000%
Next $1.5 billion	0.3950%
Next $2.5 billion	0.3900%
Next $5 billion	0.3800%
Amount Over $10 billion	0.3700%

Growth Allocation Fund, Conservative Allocation Fund and Moderate Allocation Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.1000%
Next $500 million	0.0950%
Next $1.5 billion	0.0900%
Next $2.5 billion	0.0800%
Next $2.5 billion	0.0700%
Next $2.5 billion	0.0600%
Amount Over $10 billion	0.0500%

Global Alpha Fund Performance Adjustment. Under the performance-based fee structure, the management fee paid to HFMC by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate (1.10%) of the management fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.50% (positive or negative over an annual period) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period is the previous 36 months.

The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The management fee is paid monthly in arrears. If it is necessary to calculate the management fee for a period that is less than a month due to the termination of the investment management agreement, (i) the Base Fee Rate will be based upon the Fund’s average daily net asset value over that month ending on the last business day on which the Fund’s investment management agreement is in effect; and (ii) the amount of the Performance Adjustment to the Base Fee Rate will be based upon the Fund’s average daily net asset value over the 36-month period ending on the last business day on which the investment management agreement is in effect.

The Performance Adjustment may result in an increase or decrease in the management fee paid by the Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment (positive or negative) is applied if the Fund’s investment performance is equal to the cumulative investment record of the Fund’s benchmark index plus 1.15% during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment equivalent to 25% of the amount by which the Fund outperforms or underperforms its

107

benchmark index plus 1.15%. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase HFMC’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease HFMC’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. Under extreme circumstances involving underperformance when the Fund’s assets are rapidly declining, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, HFMC would reimburse the Fund.

The investment performance of the Fund’s Class A Shares (excluding the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After HFMC determines whether the Fund’s performance was above or below its benchmark index plus 1.15% by comparing the investment performance of the Fund’s Class A Shares (excluding the upfront sales load) against the cumulative investment record of the Fund’s benchmark index, HFMC applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

The Fund’s Board may determine that a class of shares of the Fund other than Class A Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law.

The Board may from time to time determine that another securities index for the Fund is a more appropriate benchmark index for purposes of evaluating the performance of the Fund. In that event, the Board may approve the substitution of a successor index for the Fund’s benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund’s performance compared to its former benchmark index. Any change to the Fund’s benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the “Staff”) that any changes to a Fund’s benchmark index used for purposes of calculating a Performance Adjustment will require shareholder approval. If there is a change in the Staff’s position, the Fund intends to notify shareholders of such change in position at such time as the Board may determine that a change in the Fund’s benchmark index is appropriate.

Under certain circumstances, the Board may, without the prior approval of Fund shareholders, implement changes to the performance fee structure of the Fund as discussed above, subject to applicable law.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to HFMC since it will depend on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

If the average daily net assets of the Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum annual Performance Adjustment will be equivalent to 0.50% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.50%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for the Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if the Fund had not increased its net assets during the performance measurement period.

Suppose, for example, that the Performance Adjustment was being computed after the assets of the Fund had been declining. Assume its monthly Base Fee Rate was 1/12th of 1.10% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

The Base Fee Rate would be computed as follows:

$200 million x 1.10%/12 = $183,333

If the Fund outperformed or underperformed its benchmark index by an amount that triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

$500 million x 0.50%/12 = $208,333, which is approximately 1/12th of 1.25% of $200 million.

If the Fund had outperformed its benchmark index, the total management fee rate for that month would be $391,666, which is approximately 1/12th of 2.35% of $200 million.

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If the Fund had underperformed its benchmark index, the total management fee rate for that month would be -$25,000, which is approximately 1/12th of -0.15% of $200 million, and would require a $25,000 reimbursement from HFMC.

Therefore, the total management fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 2.35% in the case of outperformance, or approximately 1/12th of -0.15% in the case of underperformance. This demonstrates that under extreme circumstances involving underperformance when the Fund’s assets are rapidly decreasing, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, HFMC would reimburse the Fund.

By contrast, the maximum Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of the Fund had been increasing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

The Base Fee Rate would be computed as follows:

$800 million x 1.10%/12 = $733,333

If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

$500 million x 0.50%/12 = $208,333, which is approximately 1/12th of 0.31% of $800 million.

If the Fund had outperformed its benchmark index, the total management fee rate for that month would be $941,666, which is approximately 1/12th of 1.41% of $800 million.

If the Fund had underperformed its benchmark index, the total management fee rate for that month would be $525,000, which is approximately 1/12th of 0.79% of $800 million.

Therefore, the total management fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 1.41% in the case of outperformance, or approximately 1/12th of 0.79% in the case of underperformance.

The Base Fee Rate for the Fund and the Fund’s benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:

		Base Fee Rate(1) (%)
Fund Name	Benchmark Index	(annual rate)
The Hartford Global Alpha Fund	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.10

(1)	HFMC pays Wellington Management, the Fund’s sub-adviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between HFMC and Wellington Management, on behalf of the Fund. The sub-advisory fee paid by HFMC to Wellington Management consists of a base fee rate of 0.70% (at initial asset levels) that adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period. The performance adjustment that applies to the sub-advisory fee matches that which applies to the management fee, meaning that the entire amount of the Performance Adjustment is passed through to the sub-adviser.

The following hypothetical example illustrates the application of the Performance Adjustment for the Fund. The example assumes that the average daily net assets of the Fund remain constant during a 36-month performance measurement period.

The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.50% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index plus 1.15% by 2.00% over the same period. The Performance Adjustment is equivalent to 25% of the difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index + 1.15%.

Example 1: Fund Outperforms Its Benchmark Index +1.15% By 0.40%

If the Fund has outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index plus 1.15% by 0.40% during the preceding 36 months, the Fund would calculate the management fee as follows:

Total Management Fee Rate

Base Fee Rate	Performance Adjustment Rate	for that Month (assuming constant assets)
1/12th of 1.10%	1/12th of 0.10%	1/12th of 1.20%

Example 2: Fund Performance Tracks Its Benchmark Index + 1.15%

If the Fund performance has tracked the performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index plus 1.15% during the preceding 36 months, the Fund would calculate the management fee as follows:

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		Total Management Fee Rate

Base Fee Rate	Performance Adjustment Rate	for that Month
1/12th of 1.10%	0.00	1/12th of 1.10%

Example 3: Fund Underperforms Its Benchmark Index +1.15% By 0.40%

If the Fund has underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index plus 1.15% by 0.40% during the preceding 36 months, the Fund would calculate the management fee as follows:

Total Management Fee Rate

Base Fee Rate	Performance Adjustment Rate	for that Month (assuming constant assets)
1/12th of 1.10%	1/12th of -0.10%	1/12th of 1.00%

Under the terms of the current Sub-Advisory Agreement between HFMC and Wellington Management, on behalf of the Global Alpha Fund, HFMC pays Wellington Management a fee equal to 0.70% of the Fund’s average daily net assets at initial asset levels (plus or minus the amount of the Performance Adjustment). This means that the sub-advisory fee rate for fees paid by HFMC to Wellington Management will adjust up or down in line with the management fee rate for fees paid by the Fund to HFMC based on the Fund’s Class A Shares’ (waiving the upfront sales load) performance compared to the investment record of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

ADVISORY FEE PAYMENT HISTORY

The following charts show, for each of the last three fiscal years, (i) the amount of advisory fees paid by each Fund to its investment adviser and (ii) the aggregate amount of sub-advisory fees, if any, paid by the investment adviser, with respect to each Fund, to any sub-advisers with which the investment adviser is not affiliated (“Unaffiliated Managers ”) . The fees paid to Unaffiliated Managers are shown both in dollars and as a percentage of the Fund’s average daily net assets that they managed during the applicable period. Prior to January 1, 2013, Hartford Investment Financial Services, LLC (HIFSCO) (now known as Hartford Funds Distributors, LLC) served as the Funds’ investment adviser. Therefore, investment advisory fees paid prior to January 1, 2013 reflect payments made to HIFSCO.

110

Fund Name	Gross Fees Payable to the Investment Adviser 2015	Investment Advisory Fee Waiver 2015	Net Fees Paid to Investment Adviser 2015	Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2015	% Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2015
Balanced Fund	$ 5,091,934	$ -	$ 5,091,934	$ 1,143,396	0.15%
Balanced Income Fund	$ 34,890,568	$ -	$ 34,890,568	$ 8,824,281	0.14%
Capital Appreciation Fund	$ 73,924,970	$ -	$ 73,924,970	$ 28,121,109	0.25%
Checks and Balances Fund	$ -	$ -	$ -	$ -	-
Conservative Allocation Fund	$ 276,662	$ -	$ 276,662	$ 55,335	0.03%
Core Equity Fund	$ 1,364,672	$ -	$ 1,364,672	$ 371,111	0.14%
Dividend and Growth Fund	$ 48,115,857	$ -	$ 48,115,857	$ 13,825,867	0.17%
Duration-Hedged Strategic Income Fund	$ 13,918	$ -	$ 13,918	$ 2,783	0.02%
Emerging Markets Equity Fund	$2,225,566	$ -	$2,225,566	$1,267,238	0.66%
Emerging Markets Local Debt Fund	$ 2,807,038	$ -	$ 2,807,038	$ 1,482,549	0.52%
Equity Income Fund	$ 23,133,999	$ -	$ 23,133,999	$ 7,078,298	0.19%
Floating Rate Fund	$ 31,839,749	$ -	$ 31,839,749	$ 8,760,911	0.16%
Floating Rate High Income Fund	$ 3,308,934	$ -	$ 3,308,934	$ 1,168,857	0.25%
Global All-Asset Fund	$ 3,986,984	$ -	$ 3,986,984	$ 1,778,939	0.43%
Global Alpha Fund	$ 139,534	$ -	$ 139,534	$ 49,551	0.20%
Global Capital Appreciation Fund	$ 10,775,698	$ -	$ 10,775,698	$ 5,183,618	0.37%
Global Equity Income Fund	$ 2,205,386	$ -	$ 2,205,386	$ 995,261	0.34%
Global Real Asset Fund	$ 3,371,819	$ 527,792	$ 2,844,027	$ 1,359,539	0.38%
Growth Allocation Fund	$ 1,135,598	$ 132,844	$ 1,002,754	$ -
Growth Opportunities Fund	$ 30,674,577	$ -	$ 30,674,577	$ 11,734,984	0.27%
Healthcare Fund	$ 11,732,544	$ -	$ 11,732,544	$ 4,468,100	0.33%
High Yield Fund	$ 2,500,936	$ -	$ 2,500,936	$ 1,157,546	0.30%
Inflation Plus Fund	$ 4,291,825	$ -	$ 4,291,825	$ 821,065	0.09%
International Equity Fund	$ 286,172	$ -	$ 286,172	$ 143,039	0.43%
International Growth Fund	$ 1,757,313	$ -	$ 1,757,313	$ 641,847	0.31%
International Opportunities Fund	$ 10,411,356	$ -	$ 10,411,356	$ 4,382,525	0.29%
International Small Company Fund	$ 2,730,587	$ -	$ 2,730,587	$ 971,828	0.32%
International Value Fund	$ 8,079,320	$ -	$ 8,079,320	$ 3,406,685	0.35%

111

Long/Short Global Equity Fund	$ 279,024	$ -	$ 279,024	$ 199,299	1.00%
MidCap Fund	$ 34,035,549	$ -	$ 34,035,549	$ 11,923,515	0.25%
MidCap Value Fund	$ 3,735,556	$ -	$ 3,735,556	$ 1,595,488	0.32%
Moderate Allocation Fund	$ 924,465	$ -	$ 924,465	$ 172,397	0.03%
Multi-Asset Income Fund	$ 1,050,310	$ -	$ 1,050,310	$ 332,120	0.24%
Municipal Income Fund*	$ 15,050	$ -	$ 15,050	$ 5,078	0.05%
Municipal Opportunities Fund	$ 2,002,679	$ 222,381	$ 1,780,298	$ 560,375	0.13%
Municipal Real Return Fund	$ 768,535	$ 66,863	$ 701,672	$ 207,127	0.12%
Municipal Short Duration Fund*	$ 15,926	$ -	$ 15,926	$ 4,737	0.04%
Quality Bond Fund	$ 150,289	$ -	$ 150,289	$ 36,069	0.12%
Real Total Return Fund	$ 1,345,829	$ -	$ 1,345,829	$ 751,455	0.67%
Short Duration Fund	$ 3,289,717.19	$ -	$ 3,289,717	$ 912,081	0.12%
Small Cap Core Fund	$ 557,309	$ -	$ 557,309	$ 273,625	0.37%
Small Cap Growth Fund	$ 7,056,946	$ -	$ 7,056,946	$ 2,588,040	0.26%
Small Company Fund	$ 7,446,224	$ -	$ 7,446,224	$ 3,435,064	0.36%
Strategic Income Fund	$ 2,147,365	$ -	$ 2,147,365	$ 857,085	0.22%
Total Return Bond Fund	$ 7,185,124	$ -	$ 7,185,124	$ 1,835,225	0.10%
Unconstrained Bond Fund	$ 584,483	$ -	$ 584,483	$ 246,166	0.23%
Value Opportunities Fund	$ 2,182,611	$ -	$ 2,182,611	$ 904,528	0.29%
World Bond Fund	$ 20,867,662	$ -	$ 20,867,662	$ 7,497,107	0.22%

* The information presented above is from May 29, 2015 (commencement of operations) through October 31, 2015.

112

Fund Name	Gross Fees Payable to the Investment Adviser 2014	Investment Advisory Fee Waiver 2014	Net Fees Paid to Investment Adviser 2014	Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2014	% Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2014
Balanced Fund	$ 4,660,805	$ -	$ 4,660,805	$ 1,057,165	0.15%
Balanced Income Fund	$ 26,639,117	$ -	$ 26,639,117	$ 6,820,499	0.15%
Capital Appreciation Fund	$ 79,162,752	$ -	$ 79,162,752	$ 30,150,263	0.25%
Checks and Balances Fund	$ -	$ -	$ -	$ -
Conservative Allocation Fund	$ 330,483	$ -	$ 330,483	$ 66,095	0.03%
Core Equity Fund	$ 1,019,811	$ -	$ 1,019,811	$ 377,438	0.28%
Dividend and Growth Fund	$ 47,901,535	$ -	$ 47,901,535	$ 13,680,635	0.17%
Duration-Hedged Strategic Income Fund*	$ 8,410		$ 8,410	$ 1,682	0.02%
Emerging Markets Equity Fund	$ 2,834,272	$ 83,499	$ 2,750,773	$ 1,605,842	0.68%
Emerging Markets Local Debt Fund	$ 2,926,579	$ 85,710	$ 2,840,869	$ 1,479,184	0.50%
Equity Income Fund	$ 22,238,623	$ -	$ 22,238,623	$ 6,801,972	0.19%
Floating Rate Fund	$ 41,251,506	$ -	$ 41,251,506	$ 10,171,531	0.15%
Floating Rate High Income Fund	$ 3,512,767	$ -	$ 3,512,767	$ 1,060,166	0.21%
Global All-Asset Fund	$ 5,183,515	$ 102,360	$ 5,081,155	$ 2,341,776	0.42%
Global Alpha Fund	$ 321,655	$ -	$ 321,655	$ 204,690	0.70%
Global Capital Appreciation Fund	$ 9,810,337	$ 334,016	$ 9,476,321	$ 4,630,512	0.39%
Global Equity Income Fund	$ 1,263,903	$ -	$ 1,263,903	$ 598,130	0.37%
Global Real Asset Fund	$ 5,180,544	$ 578,604	$ 4,601,940	$ 2,180,505	0.45%
Growth Allocation Fund	$ 1,195,323	$ 60,157	$ 1,135,166	$ 130,537	0.01%
Growth Opportunities Fund	$ 23,136,831	$ -	$ 23,136,831	$ 8,827,818	0.27%
Healthcare Fund	$ 7,317,659	$ -	$ 7,317,659	$ 2,844,467	0.34%
High Yield Fund	$ 2,978,519	$ -	$ 2,978,519	$ 1,312,035	0.29%
Inflation Plus Fund	$ 5,576,963	$ -	$ 5,576,963	$ 888,651	0.07%
International Equity Fund	$ 275,106	$ -	$ 275,106	$ 143,667	0.47%
International Growth Fund	$ 1,160,539	$ -	$ 1,160,539	$ 459,136	0.34%
International Opportunities Fund	$ 10,477,060	$ -	$ 10,477,060	$ 4,356,839	0.28%
International Small Company Fund	$ 2,935,698	$ -	$ 2,935,698	$ 1,034,517	0.32%
International Value Fund	$ 2,394,365	$ -	$ 2,394,365	$ 1,065,312	0.37%
Long/Short Global Equity Fund**	$ 37,006	$ -	$ 37,006	$ 26,433	0.16%
MidCap Fund	$ 29,403,623	$ -	$ 29,403,623	$ 10,269,126	0.25%
MidCap Value Fund	$ 3,499,833	$ -	$ 3,499,833	$ 1,489,283	0.32%
Moderate Allocation Fund	$ 1,021,791	$ -	$ 1,021,791	$ 191,853	0.02%
Multi-Asset Income Fund***	$ 436,398	$ -	$ 436,398	$ 96,008	0.08%
Municipal Opportunities Fund	$ 1,814,797	$ 164,986	$ 1,649,811	$ 467,684	0.14%

113

Fund Name	Gross Fees Payable to the Investment Adviser 2014	Investment Advisory Fee Waiver 2014	Net Fees Paid to Investment Adviser 2014	Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2014	% Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2014
Municipal Real Return Fund	$ 908,894	$ -	$ 908,894	$ 250,435	0.14%
Quality Bond Fund	$ 130,181	$ 4,251	$ 125,930	$ 31,244	0.12%
Real Total Return Fund*	$ 1,335,732	$ -	$ 1,335,732	$ 745,785	0.61%
Short Duration Fund	$ 3,205,273	$ -	$ 3,205,273	$ 764,835	0.10%
Small Cap Core Fund	$ 540,669	$ -	$ 540,669	$ 266,270	0.37%
Small Cap Growth Fund	$ 4,475,225	$ -	$ 4,475,225	$ 1,724,742	0.29%
Small Company Fund	$ 7,227,985	$ -	$ 7,227,985	$ 3,283,548	0.36%
Strategic Income Fund	$ 2,707,432	$ -	$ 2,707,432	$ 965,210	0.20%
Total Return Bond Fund	$ 8,336,258	$ 777,907	$ 7,558,351	$ 1,645,117	0.10%
Unconstrained Bond Fund	$ 653,014	$ -	$ 653,014	$ 236,969	0.20%
Value Opportunities Fund	$ 1,975,193	$ -	$ 1,975,193	$ 815,433	0.29%
World Bond Fund	$ 14,291,482	$ 661,391	$ 13,630,091	$ 5,195,738	0.22%

* The information presented above is from November 29, 2013 (commencement of operations) through October 31, 2014.

** The information presented above is from August 29, 2014 (commencement of operations) through October 31, 2014.

*** The information presented above is from April 30, 2014 (commencement of operations) through October 31, 2014.

Fund Name	Gross Fees Payable to the Investment Adviser 2013	Investment Advisory Fee Waiver 2013	Net Fees Paid to Investment Adviser 2013	Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2013	% Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2013
Balanced Fund	$ 4,149,881	$ -	$ 4,149,881	$ 954,923	0.16%
Balanced Income Fund	$ 18,102,948	$ -	$ 18,102,948	$ 4,798,025	0.16%
Capital Appreciation Fund	$ 76,814,296	$ -	$ 76,814,296	$ 29,240,246	0.25%
Checks and Balances Fund	$ -	$ -	$ -	$ -	-
Conservative Allocation Fund	$ 388,317	$ -	$ 388,317	$ 77,082	0.03%
Core Equity Fund	$ 835,447	$ -	$ 835,447	$ 315,967	0.28%
Dividend and Growth Fund	$ 42,948,435	$ -	$ 42,948,435	$ 11,846,257	0.17%
Emerging Markets Equity Fund	$ 2,710,618	$ 225,896	$ 2,484,722	$ 1,535,976	0.68%
Emerging Markets Local Debt Fund	$ 2,098,859	$ 209,884	$ 1,888,975	$ 906,797	0.43%
Equity Income Fund	$ 15,117,173	$ -	$ 15,117,173	$ 4,627,979	0.19%
Floating Rate Fund	$ 38,943,795	$ -	$ 38,943,795	$ 9,158,905	0.14%
Floating Rate High Income Fund	$ 1,574,083	$ -	$ 1,574,083	$ 427,253	0.19%
Global All-Asset Fund	$ 5,872,174	$ 69,455	$ 5,802,719	$ 2,717,447	0.41%
Global Alpha Fund	$ 270,511	$ -	$ 270,511	$ 172,144	0.61%
Global Capital Appreciation Fund	$ 7,812,628	$ -	$ 7,812,628	$ 3,519,540	0.39%
Global Equity Income Fund	$ 703,536	$ -	$ 703,536	$ 351,769	0.45%
Global Real Asset	$ 5,143,208	$ 422,501	$ 4,720,707	$ 2,438,949	0.44%

114

Fund Name	Gross Fees Payable to the Investment Adviser 2013	Investment Advisory Fee Waiver 2013	Net Fees Paid to Investment Adviser 2013	Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2013	% Net Aggregate Subadvisory Fees Paid to Unaffiliated Managers 2013
Fund
Growth Allocation Fund	$ 1,133,345	$ -	$ 1,133,345	$ 214,170	0.02%
Growth Opportunities Fund	$ 15,960,691	$ -	$ 15,960,691	$ 6,059,899	0.27%
Healthcare Fund	$ 4,754,662	$ -	$ 4,754,662	$ 1,933,093	0.36%
High Yield Fund	$ 3,478,185	$ -	$ 3,478,185	$ 1,497,844	0.28%
Inflation Plus Fund	$ 9,155,366	$ -	$ 9,155,366	$ 1,313,391	0.07%
International Equity Fund	$ 249,582	$ -	$ 249,582	$ 130,337	0.47%
International Growth Fund	$ 1,010,615	$ -	$ 1,010,615	$ 406,666	0.34%
International Opportunities Fund	$ 8,357,363	$ -	$ 8,357,363	$ 3,283,248	0.27%
International Small Company Fund	$ 2,448,079	$ -	$ 2,448,079	$ 885,461	0.33%
International Value Fund	$ 193,230	$ -	$ 193,230	$ 90,932	0.40%
MidCap Fund	$ 24,222,068	$ -	$ 24,222,068	$ 8,418,685	0.25%
MidCap Value Fund	$ 2,820,545	$ -	$ 2,820,545	$ 1,165,735	0.31%
Moderate Allocation Fund	$ 1,038,682	$ -	$ 1,038,682	$ 195,238	0.02%
Municipal Opportunities Fund	$ 2,003,328	$ -	$ 2,003,328	$ 437,093	0.12%
Municipal Real Return Fund	$ 1,179,505	$ -	$ 1,179,505	$ 297,239	0.13%
Quality Bond Fund	$ 115,658	$ 11,566	$ 104,092	$ 27,758	0.11%
Short Duration Fund	$ 2,557,493	$ -	$ 2,557,493	$ 530,741	0.09%
Small Cap Core Fund	$ 518,508	$ -	$ 518,508	$ 257,382	0.37%
Small Cap Growth Fund	$ 2,624,546	$ -	$ 2,624,546	$ 1,024,164	0.31%
Small Company Fund	$ 6,040,075	$ -	$ 6,040,075	$ 2,691,683	0.36%
Strategic Income Fund	$ 3,513,091	$ -	$ 3,513,091	$ 1,194,334	0.18%
Total Return Bond Fund	$ 8,768,033	$ -	$ 8,768,033	$ 1,584,048	0.09%
Unconstrained Bond Fund	$ 808,062	$ -	$ 808,062	$ 268,864	0.18%
Value Opportunities Fund	$ 1,026,233	$ -	$ 1,026,233	$ 440,431	0.34%
World Bond Fund	$ 9,436,582	$ 1,510,274	$ 7,926,308	$ 3,496,341	0.23%

115

HFMC has contractually agreed to limit the expenses of certain classes of each of the following Funds by reimbursing expenses (exclusive of taxes, interest expenses, brokerage commissions, extraordinary expenses and, for each Fund except the Funds of Funds, acquired fund fees and expenses) to the extent necessary to maintain total annual fund operating expenses as follows:

FUND NAME	CLASS A	CLASSES B & C	CLASS I	CLASS R3	CLASS R4	CLASS R5	Class R6	CLASS Y
Balanced Fund	1.18%	N/A	0.93%	1.40%	1.10%	0.80%	N/A	N/A
Balanced Income Fund	0.99%	1.74%	0.74%	1.24%	0.94%	0.69%	0.64%	0.64%
Capital Appreciation Fund	1.29%	N/A	1.04%	1.40%	1.10%	0.80%	0.75%	N/A
Checks and Balances Fund	1.25%	2.00%	1.00%	1.40%	1.10%	0.80%	N/A	N/A
Conservative Allocation Fund	1.19%	1.94%	0.94%	1.44%	1.14%	0.84%	N/A	N/A
Core Equity Fund	0.79%	1.54%	0.54%	1.09%	0.79%	0.49%	0.45%	0.49%
Dividend and Growth Fund	1.25%	N/A	1.00%	1.35%	1.05%	0.75%	0.70%	N/A
Duration-Hedged Strategic Income Fund	1.15%	1.90%*	0.90%	1.45%	1.15%	0.85%	N/A	0.75%
Emerging Markets Equity Fund	1.75%	2.50%*	1.50%	1.95%	1.65%	1.35%	N/A	1.30%
Emerging Markets Local Debt Fund**	1.25%	2.00%*	1.00%	1.55%	1.25%	0.95%	N/A	0.90%
Equity Income Fund	1.25%	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%	0.85%
Floating Rate Fund	1.00%	1.75%	0.75%	1.25%	1.00%	0.70%	N/A	0.70%
Floating Rate High Income Fund	1.05%	1.80%*	0.80%	1.35%	1.05%	0.75%	N/A	0.75%
Global All-Asset Fund***,****	1.25%	2.00%*	1.00%	1.50%	1.20%	0.95%	N/A	0.90%
Global Alpha Fund	1.55%	2.30%*	1.30%	1.85%	1.55%	1.25%	N/A	1.20%
Global Capital Appreciation Fund	1.25%	2.00%	1.00%	1.35%	1.05%	0.95%	N/A	0.90%
Global Equity Income Fund	1.25%	2.00%	1.00%	1.45%	1.15%	0.85%	N/A	0.80%
Global Real Asset Fund	1.25%	2.00%*	1.00%	1.50%	1.20%	0.95%	N/A	0.90%
Growth Allocation Fund	1.50%	2.25%	1.25%	1.70%	1.40%	1.10%	N/A	N/A
Growth Opportunities Fund	1.36%	2.11%	1.11%	1.45%	1.15%	0.85%	0.85%	0.85%
Healthcare Fund	1.60%	2.35%	1.35%	1.65%	1.35%	1.05%	N/A	1.00%
High Yield Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.70%
Inflation Plus Fund	0.85%	1.60%	0.60%	1.20%	0.90%	0.60%	N/A	0.55%
International Equity Fund	1.19%	1.94%	0.89%	1.49%	1.19%	0.89%	N/A	0.79%
International Growth Fund	1.30%	2.05%	1.00%	1.60%	1.30%	1.00%	N/A	0.95%
International Opportunities Fund	1.30%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%	0.85%
International Small Company Fund	1.60%	2.35%	1.35%	1.65%	1.35%	1.05%	N/A	1.00%
International Value Fund	1.40%	2.15%*	1.15%	1.60%	1.30%	1.00%	N/A	0.95%
Long/Short Global Equity Fund***	1.90%	2.65%*	1.65%	N/A	N/A	N/A	N/A	1.50%
MidCap Fund	1.37%	N/A	1.12%	1.50%	1.20%	0.90%	0.85%	N/A
MidCap Value Fund	1.35%	2.10%	1.10%	1.55%	1.25%	0.95%	N/A	0.90%
Moderate Allocation Fund	1.40%	2.15%	1.15%	1.65%	1.35%	1.05%	N/A	N/A
Multi-Asset Income Fund	1.12%	1.87%*	0.87%	1.42%	1.12%	0.93%	N/A	0.83%
Municipal Income Fund	0.69%	1.44%*	0.44%	N/A	N/A	N/A	N/A	N/A
Municipal Opportunities Fund	0.69%	1.44%	0.44%	N/A	N/A	N/A	N/A	N/A
Municipal Real Return Fund	0.69%	1.44%	0.44%	N/A	N/A	N/A	N/A	0.44%
Municipal Short Duration Fund	0.69%	1.44%*	0.44%	N/A	N/A	N/A	N/A	N/A
Quality Bond Fund	0.95%	1.70%*	0.70%	1.25%	0.95%	0.65%	N/A	0.60%
Real Total Return Fund (effective June 30, 2016)*****	1.40%	2.15%*	1.15%	1.70%	1.40%	1.10%	N/A	1.05%
Short Duration Fund	0.85%	1.60%	0.60%	1.15%	0.85%	0.55%	N/A	0.55%
Small Cap Core Fund	1.30%	2.05%	1.05%	1.50%	1.20%	0.90%	N/A	0.85%
Small Cap Growth Fund	1.40%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%	0.95%
Small Company Fund	1.40%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.90%
Strategic Income Fund	0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.60%
Total Return Bond Fund	0.87%	1.62%	0.62%	1.17%	0.87%	0.57%	0.52%	0.52%
Unconstrained Bond Fund	0.99%	1.74%	0.74%	1.29%	0.99%	0.69%	N/A	0.69%
Value Opportunities Fund	1.35%	2.10%	1.10%	1.55%	1.25%	0.95%	N/A	0.90%
World Bond Fund	1.05%	1.80%*	0.80%	1.35%	1.05%	0.75%	0.70%	0.70%

* Fund does not offer Class B shares.

** HFMC has agreed to extend this contractual agreement until February 28, 2018, and it shall renew automatically for one-year terms thereafter unless HFMC provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc.

*** The contractual arrangement is also exclusive of dividend and interest expenses on short sales.

**** Effective November 1, 2016, HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.19% (Class A), 1.94% (Class C), 0.94% (Class I), 1.49% (Class R3), 1.19% (Class R4), 0.89% (Class R5), and 0.84% (Class Y). This contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless HFMC provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc.

***** The contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless HFMC provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc.

Each contractual arrangement, except as indicated in the table above, will remain in effect until February 28, 2017, and shall renew automatically for one-year terms unless HFMC provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the respective Company.

116

Pursuant to the investment management agreements and investment sub-advisory agreements, neither HFMC nor the sub-adviser is liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HFMC or the sub-adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement. The sub-adviser has agreed to indemnify HFMC to the fullest extent permitted by law against any and all loss, damage, judgment, fines, or awards paid in settlement and attorneys’ fees incurred by HFMC, which result in whole or in part from the sub-adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties as specifically set forth in the sub-advisory agreements.

HFMC, whose business address is 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087, was organized in 2012. Excluding the Funds of Funds, as of December 31, 2015, the Investment Manager had approximately $ 91.8 billion (or approximately $ 74 billion additionally excluding certain annuity products) in discretionary and non-discretionary assets under management.

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2015, Wellington Management had investment management authority with respect to approximately $ 926 billion in assets.

HFMC also provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of their respective Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company. The costs and expenses of such delegation are borne by HFMC, not by the Funds. In consideration of services rendered and expenses assumed pursuant to this agreement, each Fund pays HFMC a fee calculated at the following annual rate based on its average daily net assets shown below.

Emerging Markets Equity Fund, Emerging Markets Local Debt Fund, Global All-Asset Fund, Global Alpha Fund, Global Real Asset Fund, Long/Short Global Equity Fund, Real Total Return Fund and Unconstrained Bond Fund
Average Daily Net Assets	Annual Fee
First $5 billion	0.025%
Next $5 billion	0.020%
Amount Over $10 billion	0.015%

Balanced Income Fund, High Yield Fund, International Growth Fund, International Equity Fund, Multi-Asset Income Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund
Average Daily Net Assets	Annual Fee
First $5 billion	0.020%
Next $5 billion	0.015%
Amount Over $10 billion	0.010%

Balanced Fund, Capital Appreciation Fund, Floating Rate Fund, Floating Rate High Income Fund, Global Equity Income Fund, International Opportunities Fund, International Small Company Fund, International Value Fund, Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund
Average Daily Net Assets	Annual Fee
First $5 billion	0.018%
Next $5 billion	0.014%
Amount Over $10 billion	0.010%

Core Equity Fund, Municipal Real Return Fund and Small Cap Growth Fund
Average Daily Net Assets	Annual Fee
First $5 billion	0.016%
Next $5 billion	0.013%
Amount Over $10 billion	0.010%

117

Dividend and Growth Fund, Duration-Hedged Strategic Income Fund, Global Capital Appreciation Fund, Healthcare Fund, Inflation Plus Fund, MidCap Value Fund, Quality Bond Fund, Small Cap Core Fund, Small Company Fund and Value Opportunities Fund
Average Daily Net Assets	Annual Fee
First $5 billion	0.014%
Next $5 billion	0.012%
Amount Over $10 billion	0.010%

Checks and Balances Fund, Conservative Allocation Fund, Equity Income Fund, Growth Allocation Fund, Growth Opportunities Fund, MidCap Fund and Moderate Allocation Fund
Average Daily Net Assets	Annual Fee
First $5 billion	0.012%
Amount Over $5 billion	0.010%

Effective November 1, 2016, the fees paid pursuant to the fund accounting agreement noted above are changing. Effective November 1, 2016, in consideration of services rendered and expenses assumed pursuant to this agreement, each Fund will pay HFMC a fee calculated at the following annual rate based on its average daily net assets shown below.

Balanced Income Fund, Capital Appreciation Fund, Global Capital Appreciation Fund, Growth Opportunities Fund, Global All-Asset Fund, Multi-Asset Income Fund, Small Company Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund

Average Daily Net Assets	Annual Fee
First $3.5 billion	0.022%
Next $3.5 billion	0.018%
Amount Over $7 billion	0.015%

Balanced Fund, Core Equity Fund, Dividend and Growth Fund, Emerging Markets Equity Fund, Emerging Markets Local Debt Fund, Equity Income Fund, Floating Rate Fund, Floating Rate High Income Fund, Global Alpha Fund, Global Equity Income Fund, Global Real Asset Fund, Healthcare Fund, High Yield Fund, Inflation Plus Fund, International Equity Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, International Value Fund, Long/Short Global Equity Fund, MidCap Fund, MidCap Value Fund, Quality Bond Fund, Real Total Return Fund, Short Duration Fund, Small Cap Core Fund, Small Cap Growth Fund and Value Opportunities Fund
Average Daily Net Assets	Annual Fee
First $3.5 billion	0.018%
Next $3.5 billion	0.014%
Amount Over $7 billion	0.010%

Checks and Balances Fund, Conservative Allocation Fund, Duration-Hedged Strategic Income Fund, Growth Allocation Fund, Moderate Allocation Fund, Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund
Average Daily Net Assets	Annual Fee
First $3.5 billion	0.014%
Next $3.5 billion	0.012%
Amount Over $7 billion	0.010%

The following tables reflect the amounts paid for fund accounting services for the past three fiscal years. Prior to January 1, 2013, fund accounting services were provided by HLIC. Therefore, amounts paid prior to January 1, 2013, reflect amounts paid to HLIC.

FUND NAME	GROSS FEES	EXPENSE REIMBURSEMENT 2015	NET PAID
Balanced Fund	$ 137,292	$ -	$ 137,292
Balanced Income Fund	$ 1,177,304	$ -	$ 1,177,304
Capital Appreciation Fund	$ 1,724,332	$ -	$ 1,724,332
Checks and Balances Fund	$ 232,366	$ -	$ 232,366
Conservative Allocation Fund	$ 22,134	$ -	$ 22,134
Core Equity Fund	$ 42,638	$ -	$ 42,638
Dividend and Growth Fund	$ 1,050,696	$ -	$ 1,050,696
Duration-Hedged Strategic Income Fund	$ 1,949	$ -	$ 1,949
Emerging Markets Equity Fund	$ 48,242	$ -	$ 48,242
Emerging Markets Local Debt Fund	$ 70,658	$ -	$ 137,292
Equity Income Fund	$ 447,656	$ -	$ 447,656
Floating Rate Fund	$ 943,186	$ -	$ 943,186
Floating Rate High Income Fund	$ 85,144	$ -	$ 85,144
Global All-Asset Fund	$ 103,362	$ -	$ 103,362
Global Alpha Fund	$ 6,346	$ -	$ 6,346
Global Capital Appreciation Fund	$ 195,520	$ -	$ 195,520
Global Equity Income Fund	$ 52,931	$ -	$ 52,931
Global Real Asset Fund	$ 89,551	$ -	$ 89,551
Growth Allocation Fund	$ 106,275	$ -	$ 106,275
Growth Opportunities Fund	$ 521,549	$ -	$ 521,549
Healthcare Fund	$ 192,200	$ -	$ 192,200
High Yield Fund	$ 76,950	$ -	$ 76,950
Inflation Plus Fund	$ 125,751	$ -	$ 125,751
International Equity Fund	$ 6,692	$ -	$ 6,692
International Growth Fund	$ 41,348	$ -	$ 41,348
International Opportunities Fund	$ 275,953	$ -	$ 275,953
International Small Company Fund	$ 54,613	$ -	$ 54,613
International Value Fund	$ 176,917	$ -	$ 176,917
Long/Short Global Equity Fund	$ 4,982	$ -	$ 4,982
MidCap Fund	$ 566,332	$ -	$ 566,332
MidCap Value Fund	$ 69,852	$ -	$ 69,852
Moderate Allocation Fund	$ 80,939	$ -	$ 80,939
Multi-Asset Income Fund	$ 28,008	$ -	$ 28,008
Municipal Income Fund*	$ 774	$ -	$ 774
Municipal Opportunities Fund	$ 77,864	$ -	$ 77,864
Municipal Real Return Fund	$ 27,996	$ -	$ 27,996
Municipal Short Duration Fund*	$ 819	$ -	$ 819
Quality Bond Fund	$ 4,208	$ -	$ 4,208
Real Total Return Fund	$ 28,038	$ -	$ 28,038
Short Duration Fund	$ 151,982	$ -	$ 151,982
Small Cap Core Fund	$ 10,404	$ -	$ 10,404
Small Cap Growth Fund	$ 158,945	$ -	$ 158,945
Small Company Fund	$ 132,009	$ -	$ 132,009
Strategic Income Fund	$ 78,084	$ -	$ 78,084

118

FUND NAME	GROSS FEES	EXPENSE REIMBURSEMENT 2015	NET PAID
Total Return Bond Fund	$ 369,554	$ -	$ 369,554
Unconstrained Bond Fund	$ 26,567	$ -	$ 26,567
Value Opportunities Fund	$ 43,654	$ -	$ 43,654
World Bond Fund	$ 683,071	$ -	$ 683,071

* The information presented above is from May 29, 2015 (commencement of operations) through October 31, 2015.

FUND NAME	GROSS FEES	EXPENSE REIMBURSEMENT 2014	NET PAID
Balanced Fund	$ 124,884	$ -	$ 124,884
Balanced Income Fund	$ 925,516	$ -	$ 925,516
Capital Appreciation Fund	$ 1,806,194	$ -	$ 1,806,194
Checks and Balances Fund	$ 223,275	$ -	$ 223,275
Conservative Allocation Fund	$ 26,441	$ -	$ 26,441
Core Equity Fund	$ 21,758	$ -	$ 21,758
Dividend and Growth Fund	$ 1,046,406	$ -	$ 1,046,406
Duration-Hedged Strategic Income Fund*	$ 1,178	$ -	$ 1,178
Emerging Markets Equity Fund	$ 59,066	$ -	$ 59,066
Emerging Markets Local Debt Fund	$ 73,727	$ -	$ 73,727
Equity Income Fund	$ 429,472	$ -	$ 429,472
Floating Rate Fund	$ 1,171,704	$ -	$ 1,171,704
Floating Rate High Income Fund	$ 90,642	$ -	$ 90,642
Global All-Asset Fund	$ 139,259	$ -	$ 139,259
Global Alpha Fund	$ 7,310	$ -	$ 7,310
Global Capital Appreciation Fund	$ 172,073	$ -	$ 172,073
Global Equity Income Fund	$ 28,623	$ -	$ 28,623
Global Real Asset Fund	$ 122,466	$ -	$ 122,466
Growth Allocation Fund	$ 113,450	$ -	$ 113,450
Growth Opportunities Fund	$ 392,385	$ -	$ 392,385
Healthcare Fund	$ 116,420	$ -	$ 116,420
High Yield Fund	$ 91,639	$ -	$ 91,639
Inflation Plus Fund	$ 166,033	$ -	$ 166,033
International Equity Fund	$ 6,113	$ -	$ 6,113
International Growth Fund	$ 27,305	$ -	$ 27,305
International Opportunities Fund	$ 277,821	$ -	$ 277,821
International Small Company Fund	$ 58,720	$ -	$ 58,720
International Value Fund	$ 51,022	$ -	$ 51,022
Long/Short Global Equity Fund**	$ 661	$ -	$ 661
MidCap Fund	$ 486,968	$ -	$ 486,968
MidCap Value Fund	$ 65,342	$ -	$ 65,342
Moderate Allocation Fund	$ 92,624	$ -	$ 92,624
Multi-Asset Income Fund ***	$ 11,636	$ -	$ 11,636
Municipal Opportunities Fund	$ 59,399	$ -	$ 59,399
Municipal Real Return Fund	$ 29,088	$ -	$ 29,088
Quality Bond Fund	$ 3,645	$ -	$ 3,645
Real Total Return Fund*	$ 27,826	$ -	$ 27,826
Short Duration Fund	$ 147,751	$ -	$ 147,751
Small Cap Core Fund	$ 10,093	$ -	$ 10,093
Small Cap Growth Fund	$ 95,407	$ -	$ 95,407
Small Company Fund	$ 127,935	$ -	$ 127,935
Strategic Income Fund	$ 98,894	$ -	$ 98,894
Total Return Bond Fund	$ 329,921	$ -	$ 329,921
Unconstrained Bond Fund	$ 29,681	$ -	$ 29,681
Value Opportunities Fund	$ 38,668	$ -	$ 38,668
World Bond Fund	$ 463,843	$ -	$ 463,843

* The information presented above is from November 29, 2013 (commencement of operations) through October 31, 2014.

** The information presented above is from August 29, 2014 (commencement of operations) through October 31, 2014.

*** The information presented above is from April 30, 2014 (commencement of operations) through October 31, 2014.

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FUND NAME	GROSS FEES	EXPENSE REIMBURSEMENT 2013	NET PAID
Balanced Fund	$ 110,170	$ -	$ 110,170
Balanced Income Fund	$ 617,649	$ -	$ 617,649
Capital Appreciation Fund	$ 1,937,492	$ -	$ 1,937,492
Checks and Balances Fund	$ 211,765	$ -	$ 211,765
Conservative Allocation Fund	$ 31,068	$ -	$ 31,068
Core Equity Fund	$ 17,825	$ -	$ 17,825
Dividend and Growth Fund	$ 945,606	$ -	$ 945,606
Emerging Markets Equity Fund	$ 45,176	$ -	$ 45,176
Emerging Markets Local Debt Fund	$ 41,974	$ -	$ 41,974
Equity Income Fund	$ 285,107	$ -	$ 285,107
Floating Rate Fund	$ 1,277,476	$ -	$ 1,277,476
Floating Rate High Income Fund	$ 44,970	$ -	$ 44,970
Global All-Asset Fund	$ 163,979	$ -	$ 163,979
Global Alpha Fund	$ 6,148	$ -	$ 6,148
Global Capital Appreciation Fund	$ 125,799	$ -	$ 125,799
Global Equity Income Fund	$ 14,072	$ -	$ 14,072
Global Real Asset Fund	$ 138,057	$ -	$ 138,057
Growth Allocation Fund	$ 106,026	$ -	$ 106,026
Growth Opportunities Fund	$ 269,355	$ -	$ 269,355
Healthcare Fund	$ 74,372	$ -	$ 74,372
High Yield Fund	$ 107,750	$ -	$ 107,750
Inflation Plus Fund	$ 278,620	$ -	$ 278,620
International Equity Fund	$ 5,546	$ -	$ 5,546
International Growth Fund	$ 23,777	$ -	$ 23,777
International Opportunities Fund	$ 218,240	$ -	$ 218,240
International Small Company Fund	$ 48,966	$ -	$ 48,966
International Value Fund	$ 4,092	$ -	$ 4,092
MidCap Fund	$ 398,140	$ -	$ 398,140
MidCap Value Fund	$ 52,655	$ -	$ 52,655
Moderate Allocation Fund	$ 94,665	$ -	$ 94,665
Municipal Opportunities Fund	$ 65,569	$ -	$ 65,569
Municipal Real Return Fund	$ 37,748	$ -	$ 37,748
Quality Bond Fund	$ 3,239	$ -	$ 3,239
Short Duration Fund	$ 115,370	$ -	$ 115,370
Small Cap Core Fund	$ 9,679	$ -	$ 9,679
Small Cap Growth Fund	$ 52,035	$ -	$ 52,035
Small Company Fund	$ 105,760	$ -	$ 105,760
Strategic Income Fund	$ 130,517	$ -	$ 130,517
Total Return Bond Fund	$ 348,109	$ -	$ 348,109
Unconstrained Bond Fund	$ 29,382	$ -	$ 29,382
Value Opportunities Fund	$ 18,225	$ -	$ 18,225
World Bond Fund	$ 302,033	$ -	$ 302,033

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TRANSFER AGENT

HASCO, located at 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087, is the transfer agent for each Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of account. For its services, HASCO is paid a fee based on assets or number of accounts, depending on the class of shares.

Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Funds. BFDS is located at 2000 Crown Colony Drive, Quincy, MA 02169.

PORTFOLIO MANAGERS

HFMC manages the Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund. The portfolio managers for these Funds receive a salary and their compensation is not tied to the performance of any Fund.

OTHER ACCOUNTS SUB-ADVISED OR MANAGED BY HFMC PORTFOLIO MANAGERS

The following table lists the number and types of other accounts managed by the portfolio managers and assets under management in those accounts as of October 31, 2015:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in millions)	OTHER POOLED INVESTMENT VEHICLES	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)

Vernon Meyer	0 (a)	$ 0	0	$ 0	0	$ 0
Allison Mortensen	0(a)	$0	0	$0	0	$0

(a) In addition to the registered investment company accounts listed above, each portfolio manager manages more than one Hartford Fund (Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund). Assets under management in those Funds total approximately $ 1.95 billion, $ 165.34 million, $ 830.27 million and $ 613.77 million, respectively.

CONFLICTS OF INTEREST

Management of these Funds entails potential conflicts of interest because each Fund invests in affiliated Underlying Funds. Certain Underlying Funds may be more profitable or provide other benefits to HFMC and/or its affiliates than others, and HFMC may, therefore, have an incentive to allocate more of the Fund’s assets to Underlying Funds that are more profitable or provide other benefits. However, HFMC has adopted a conflict of interests policy to mitigate these risks and believes there are minimal conflicts of interest because of how the Funds are managed.

EQUITY SECURITIES BENEFICIALLY OWNED BY HFMC PORTFOLIO MANAGER

As of October 31, 2015, the portfolio managers did not own shares of the Funds.

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OTHER ACCOUNTS SUB-ADVISED OR MANAGED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

The following table lists the number and types of other accounts sub-advised or managed by Wellington Management portfolio managers and assets under management in those accounts as of October 31, 2015:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in millions)	OTHER POOLED INVESTMENT VEHICLES	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)

Kenneth L. Abrams	3 (1)	$ 3,700	7	$ 997.7	12 (1)	$ 2,213.1
Mario E. Abularach	10	$ 6,614.9	1	$ 39.9	7 (2)	$ 651.1
Steven C. Angeli	12	$ 3,090	19 (3)	$ 1,884.6	19 (3)	$ 1,666.3
Michael Bacevich	0 (a)	$ 0	0	$ 0	0	$ 0
Matthew G. Baker	1	$ 3,593.3	6	$ 1,977.3	7 (4)	$ 2,043.9
Jay Bhutani	3	$ 441.8	4	$ 422.9	0	$ 0
John A. Boselli	2	$ 1,738.6	7	$ 428.4	3	$ 641.1
Edward P. Bousa	5 (5)	$ 67,922.6	11	$ 3,361.1	20 (5)	$ 4,839.8
Robert D. Burn	0(b)	$0	0	$0	1	$77.6
Michael T. Carmen	14	$ 7,612.0	23 (6)	$ 2,468.7	12 (6)	$ 1,966.9
Frank D. Catrickes	5 (c)	$ 2,542.9	8 (7)	$ 612.4	3 (7)	$ 552.3
Mammen Chally	11 (d)	$ 6,476.0	4	$ 144.9	4	$ 530.9
Louis Chabrier	5	$2,263.0	48 (8)	$24,954.0	124 (8)	$50,564.8
David Chang	2	$ 120.4	18 (9)	$ 4,107.6	5 (9)	$ 499.0
Nicolas M. Choumenkovitch	9 (e)	$ 3,769.9	12 (10)	$ 3,210.0	29 (10)	$ 13,662.0
Brian Conroy	4	$ 37.2	7	$ 42.5	8	$ 188.5
Andrew M. Corry	6	$ 1,506.5	12 (11)	$ 1,746.1	6 (11)	$ 1,385.9
Robert L. Deresiewicz	6	$ 399.4	23(12)	$ 1,433.7	33 (12)	$ 938.6
David J. Elliott	4 (f)	$ 928.4	9 (13)	$ 398.2	6 (13)	$ 1,119.2
Scott M. Elliott	1 (g)	$ 2.4	14 (14)	$ 9,492.7	3	$ 474.7
Ann C. Gallo	8	$ 395.8	35 (16)	$ 3,714.7	55 (16)	$ 1,864.4
Michael F. Garrett	13	$ 29,608.0	11 (17)	$ 2,074.4	18 (17)	$ 8,395.0
Brian M. Garvey	1 (g)	$ 2.4	13 (18)	$ 9,461.3	3	$ 82.3
Campe Goodman	12 (h)	$ 8,563.6	16	$ 2,780.7	52 (19)	$ 26,129.4
Stephen A. Gorman	0	$ 0	7 (20)	$ 1,417.1	2	$ 243.2
Karen H. Grimes	7 (i)	$ 6,306.4	2	$ 101.4	3 (21)	$ 380.8
Timothy D. Haney	0 (j)	$ 0	1	$ 20.0	127	$ 27,208.5
Michael T. Henry	0	$ 0	11 (22)	$ 2,195.1	18 (22)	$ 6,832.6
Jean M. Hynes	4 (23)	$ 51,374.7	16 (23)	$ 4,695.8	8 (23)	$ 1,682.8
Christopher A. Jones	10	$ 1,722.3	17 (24)	$ 1,939.0	25 (24)	$ 3,485.7
Donald . Kilbride	14 (25)	$ 38,206.6	4	$ 238.0	20 (25)	$ 3,166.8
Brad W. Libby	0 (k)	$ 0	1	$ 19.9	3	$ 240.3
Ian R. Link	7 (l)	$ 3,588.7	8	$ 1,118.3	16(26)	$ 4,978.0
Mark T. Lynch	5	$ 548.1	18 (27)	$ 4,920.6	2	$ 85.7
Daniel Maguire	3	$ 458.2	5	$ 142.1	10 (28)	$ 748.1
David B. Marshak	15	$ 1,071.5	8	$ 188.6	10 (29)	$ 208.3
Joseph F. Marvan	14 (m)	$ 9,130.9	17	$ 3,234.0	59 (30)	$ 36,621.8
Kirk J. Mayer	8 (31)	$ 348.6	34 (31)	$ 1,155.0	61 (31)	$ 1,328.7
Richard P. Meagher	0	$ 0	13 (32)	$ 1,939.5	1 (32)	$ 196.5
James N. Mordy	12 (n)(33)	$ 15,896.7	4	$ 533.7	7 (33)	$ 1,322.5
Stephen Mortimer	14	$ 8,578.0	3	$ 187.9	7 (2)	$ 651.1
Evan J. Ouellette	0	$ 0	12 (34)	$ 2,098.0	17 (34)	$ 6,812.9
David W. Palmer	6 (o)(35)	$ 2,945.0	2	$ 98.0	1	$ 562.3
Saul J. Pannell	1 (p)	$ 2,373.6	3	$ 790.1	3 (36)	$ 552.3
Val Petrov	3	$ 321.8	5 (37)	$ 1,517.3	1	$ 3.0

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PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in millions)	OTHER POOLED INVESTMENT VEHICLES	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)
W. Michael Reckmeyer, III	10 (q)(38)	$ 32,051.5	0	$ 0	5	$ 1,401.6
Philip W. Ruedi	4	$ 2,839.6	3	$ 1,161.7	17	$ 2,709.6
James H. Shakin	6	$ 1,503.0	6 (39)	$ 1,081.1	8 (39)	$ 1,405.5
Scott I. St. John	13	$ 14,561.5	15	$ 4,192.4	87 (40)	$ 34,785.9
Timothy E. Smith	7	$ 6,597.4	4	$ 1,913.1	36	$ 10,691.9
John Soukas	6	$ 5,834.3	46 (41)	$ 21,365.0	83 (41)	$ 32,430.4
Michael E. Stack	7 (42)	$ 61,435.4	0	$ 0	43	$ 16.4
Kent M. Stahl	9 (r)	$ 14,861.3	2	$ 322.3	2	$ 228.2
Tara Connolly Stilwell	8 (s)	$ 3,816.2	12 (43)	$ 3,210.0	31 (43)	$ 13,910.7
Mark H. Sullivan	5	$ 2,120.6	40 (44)	$ 20,673.9	79 (44)	$ 32,032.1
Gregg R. Thomas	9 (r)	$ 14,861.3	2	$ 328.5	1 (45)	$ 228.2
Simon H. Thomas	2 (46)	$ 795.6	11	$ 724.3	6	$ 421.0
Donald S. Tunnell	2	$ 1,463.0	5 (47)	$ 138.7	3	$ 93.7
James W. Valone	2	$ 429.7	30 (48)	$ 13,019.6	29 (48)	$ 15,987.7
Mark A. Whitaker	5	$ 2,397.9	3	$ 1,161.7	17	$ 2,709.6
Lutz-Peter Wilke	0	$ 0	1	$ 5.0	0	$ 0

(a) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Floating Rate Fund and Floating Rate High Income Fund). Assets under management in those Funds total approximately $4.8 billion and $411.2 million, respectively.
(b) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Duration-Hedged Strategic Income Fund, Strategic Income Fund, Total Return Bond Fund and Unconstrained Bond Fund). Assets under management in those Funds total approximately $13.8 million, $437.0 million, $2.8 billion and $147.7 million, respectively.
(c) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation Fund and Global Capital Appreciation Fund). Assets under management in those Funds total approximately $10.8 billion and $1.4 billion, respectively.
(d) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Core Equity Fund, Small Company Fund and Small Cap Growth Fund). Assets under management in those Funds total approximately $555.4 million, $872.8 million and $1.0 billion, respectively.
(e) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Global Capital Appreciation Fund and International Opportunities Fund). Assets under management in those Funds total approximately $1.4 billion and $1.6 billion, respectively.
(f) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Emerging Markets Equity Fund, Multi-Asset Income Fund, Small Cap Growth Fund and Small Cap Core Fund). Assets under management in those Funds total approximately $181.4 million, $147.0 million, $1.0 billion and $71.5 million, respectively.
(g) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Global All-Asset Fund and Global Real Asset Fund). Assets under management in those Funds total approximately $408.4 million and $306.7 million, respectively.

(h) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Duration-Hedged Strategic Income Fund, Multi-Asset Income Fund, Strategic Income Fund, Total Return Bond Fund, and Unconstrained Bond Fund). Assets under management in those Funds total approximately $13.8 million, $147.0 million, $437.0 million, $2.8 billion, and $147.7 million, respectively.

(i) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Balanced Fund, Balanced Income Fund, and Equity Income Fund). Assets under management in those Funds total approximately $793.4 million, $6.7 billion and $3.6 billion, respectively.

(j) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund). Assets under management in those Funds total approximately $11.1 million, $486.8 million, $180.4 million and $12.6 million, respectively.
(k) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund). Assets under management in those Funds total approximately $11.1 million, $486.8 million, $180.4 million and $12.6 million, respectively.
(l) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Balanced Income Fund, Equity Income Fund, and Global Equity Income Fund). Assets under management in those Funds total approximately $6.7 billion, $3.6 billion, and $302.0 million, respectively.

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(m) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Duration-Hedged Strategic Income Fund, Inflation Plus Fund, Municipal Real Return Fund, Strategic Income Fund, Total Return Bond Fund, and Unconstrained Bond Fund). Assets under management in those Funds total approximately $13.8 million, $797.2 million, $180.4 million, $437.1 million, $2.8 billion, and $147.7 million, respectively.
(n) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (MidCap Value Fund and Value Opportunities Fund). Assets under management in those Funds total approximately $492.6 million and $286.5 million, respectively.
(o) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Global Capital Appreciation Fund and Value Opportunities Fund). Assets under management in those Funds total approximately $1.4 billion and $286.5 million, respectively.
(p) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation Fund and Global Capital Appreciation Fund). Assets under management in those Funds total approximately $10.8 billion and $1.4 billion, respectively.
(q) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Balanced Income Fund, Equity Income Fund and Global Equity Income Fund). Assets under management in those Funds total approximately $6.7 billion, $3.6 billion and $302.0 million, respectively.
(r) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation Fund, Global Capital Appreciation Fund, and International Equity Fund). Assets under management in those Funds total approximately $10.8 billion, $1.4 billion and $35.0 million, respectively.
(s) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (International Growth Fund and International Opportunities Fund). Assets under management in those Funds total approximately $239.5 million and $1.6 billion, respectively.
(1) The advisory fee for one of these registered investment companies and one of these other accounts is based upon performance. Assets under management in that registered investment company and that other account total approximately $3.4 billion and $20.8 million, respectively.
(2) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total approximately $115.2 million.
(3) The advisory fee for six of these other pooled investment vehicles and two of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and those other accounts total approximately $656.4 million and $528.1 million, respectively.
(4) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account totals approximately $211.5 million.
(5) The advisory fee for two of these registered investment company accounts and two of these other accounts is based upon performance. Assets under management in those registered investment company accounts and other accounts total approximately $59.7 billion and $1.0 billion, respectively.
(6) The advisory fee for five of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and that other account total approximately $655.9 million and $409.2 million, respectively.
(7) The advisory fee for two of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and that other account total approximately $110.9 million and $401.2 million, respectively.
(8) The advisory fee for eight of these other pooled investment vehicles and seventeen of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and those other accounts total approximately $10.2 billion and $6.8 billion, respectively.
(9) The advisory fee for two of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and that other account total approximately $284.6 million and $91.9 million, respectively.
(10) The advisory fee for one of these other pooled investment vehicles and five of these other accounts is based upon performance. Assets under management in that pooled investment vehicle and those other accounts total approximately $85.7 million and $6.5 billion.
(11) The advisory fee for one of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in that other pooled investment vehicle and that other account total approximately $169.9 million and $491.7 million, respectively.
(12) The advisory fee for three of these other pooled investment vehicles and two of these other accounts is based upon performance. Assets under management in those pooled investment vehicles and other accounts total approximately $178.7 million and $512.0 million, respectively.
(13) The advisory fee for two of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and that other account total approximately $0.1 million and $180.0 million, respectively .
(14) The advisory fee for six of these other pooled investment vehicles is based upon performance. Assets under management in those other pooled investment vehicles total approximately $4.9 billion .
(15) [RESERVED]
(16) The advisory fees for five of these other pooled investment vehicles and nine of these other accounts is based upon performance. Assets under management in those pooled investment vehicles and other accounts total approximately $833.7 million and $697.7 million, respectively.

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(17) The advisory fee for two of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in those other pooled investment vehicle and that other account total approximately $508.1 million and $523.6 million, respectively.

(18) The advisory fees for four of these other pooled investment vehicles is based upon performance. Assets under management in those other pooled investment vehicles total approximately $4.4 billion.

(19) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account totals approximately $492.7 million.

(20) The advisory fee for four of these other pooled investment vehicles is based upon performance. Assets under management in those other pooled investment vehicles total approximately $991.6 million.

(21) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total approximately $324.7 million.

(22) The advisory fee for two of these pooled investment vehicles and six of these other accounts is based upon performance. Assets under management in those pooled investment vehicles and those other accounts total approximately $549.5 million and $3.3 billion, respectively .

(23) The advisory fee for one of these registered investment company accounts, seven of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in that registered investment company account, those other pooled investment vehicles and other accounts total approximately $51.1 billion, $1.2 billion and $1.1 billion, respectively.

(24) The advisory fee for two of these other pooled investment vehicles and three of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and those other accounts total approximately $59.0 and $286.0 million, respectively .

(25) The advisory fee for one of these registered investment company accounts and three of these other accounts is based upon performance. Assets under management in that registered investment company account, that other pooled investment vehicle and that other account total approximately $26.0 billion and $395.6 million, respectively.

(26) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account totals approximately $319.7 million.

(27) The advisory fee for twelve of these other pooled investment vehicles is based upon performance. Assets under management in those other pooled investment vehicles total approximately $4,815.0 billion.

(28) The advisory fee for three of these other accounts is based upon performance. Assets under management in those other accounts total approximately $201.0 million.

(29) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total approximately $9.3 million.

(30) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account totals approximately $492.7 million.

(31) The advisory fee for one of these registered investment company accounts, two of these other pooled investment vehicles and eleven of these other accounts is based upon performance. Assets under management in that registered investment company account, those other pooled investment vehicle and those other accounts total approximately $1.6 million, $173.3 million and $631.4 million, respectively.

(32) The advisory fee for six of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and that other account total approximately $1.1 billion and $196.5 million, respectively.

(33) The advisory fee for two of these registered investment company accounts and one of these other accounts is based upon performance. Assets under management in those registered investment company accounts and that other account total approximately $12.8 billion and $25.6 million, respectively.

(34) The advisory fee for one of these other pooled investment vehicles and five of these other accounts is based upon performance. Assets under management in that other pooled investment vehicle and those other accounts total approximately $409.0 million and $3.3 billion, respectively.

(35) The advisory fee for one of these registered investment company accounts is based upon performance. Assets under management in that registered investment company account total approximately $637.8 million.

(36) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total approximately $401.2 million.

(37) The advisory fee for one of these other pooled investment vehicles is based upon performance. Assets under management in that other pooled investment vehicle total approximately $302.2 million.

(38) The advisory fee for three of these registered investment company accounts is based upon performance. Assets under management in those registered investment company accounts total approximately $28.5 billion.

(39) The advisory fee for one of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in that other pooled investment vehicle and that other account total approximately $169.9 million and $491.7 million, respectively.

(40) The advisory fee for two of these other accounts is based upon performance. Assets under management in those other accounts total approximately $680.4 million .

(41) The advisory fee for fourteen of these other pooled investment vehicles and fifteen of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and other accounts total approximately $11.3 billion and $4.8 billion, respectively.

(42) The advisory fee for three of these registered investment company accounts is based upon performance. Assets under management in those registered investment company accounts total approximately $57.2 billion.

(43) The advisory fee for one of these other pooled investment vehicles and five of these other accounts is based upon performance. Assets under management in that other pooled investment vehicle and those other accounts total approximately $85.7 million and $6.5 billion, respectively.

(44) The advisory fee for eight of these other pooled investment vehicles and twelve of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and other accounts total approximately $10.3 billion and $4.4 billion, respectively.

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(45) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total approximately $7.0 million.

(46) The advisory fees for one of these registered investment company accounts is based upon performance. Assets under management in that registered investment company account total approximately $713.0 million.

(47) The advisory fee for two of these other pooled investment vehicles is based upon performance. Assets under management in those other pooled investment vehicle total approximately $6.8 million.

(48) The advisory fee for four of these other pooled investment vehicles and seven of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and those other accounts total approximately $1.8 billion and $3.8 billion, respectively.

CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The portfolio managers listed in the prospectuses who are primarily responsible for the daily investment of the assets of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may engage in transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the investors in the other accounts may have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. The Investment Professionals may also manage accounts that pay performance allocations to Wellington Management or its affiliates (as indicated in the notes to the chart above entitled “Other Accounts Sub-Advised or Managed by Wellington Management Portfolio Managers). Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. For this reason, Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and HFMC on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended October 31, 2015.

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Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (“Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional managing a Hartford Fund, with the exception of Richard Meagher, Kent Stahl and Gregg Thomas, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Most Investment Professionals’ incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. The incentive paid to Scott I. St. John, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. The following individuals are Partners as of January 1, 2016:

Kenneth L. Abrams

Steven C. Angeli

Mario E. Abularach

Matthew G. Baker

John A. Boselli

Edward P. Bousa

Michael T. Carmen

Frank D. Catrickes

Louis Chabrier

Mammen Chally

David Chang

Nicolas M. Choumenkovitch

Andrew Corry

Robert L. Deresiewicz

David J. Elliott

Scott M. Elliott

Robert L. Evans

Ann C. Gallo

Michael Garrett

Brian M. Garvey

Campe Goodman

Stephen A. Gorman

Karen H. Grimes

Timothy D. Haney

Lucius T. Hill

Jean M. Hynes

Christopher A. Jones

Donald J. Kilbride

Ian R. Link

Mark T. Lynch

Dan Maguire

Joseph F. Marvan

Kirk J. Mayer

James N. Mordy

Stephen Mortimer

David Palmer

Saul J. Pannell

W. Michael Reckmeyer, III

Philip W. Ruedi

James H. Shakin

Timothy E. Smith

John Soukas

Scott I. St. John

Michael E. Stack

Kent M. Stahl

Tara Connolly Stilwell

Mark H. Sullivan

Gregg R. Thomas

Simon H. Thomas

Donald S. Tunnell

James W. Valone

Mark A. Whitaker

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Wellington Management’s incentive payments to the following Investment Professionals are based on comparisons of each Investment Professional’s performance relative to the following benchmark and/or relevant peer group as of October 31, 2015 which are used to measure one, three and five year performance, except where noted:

FUND*	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
Balanced Fund	S&P 500 Index (Grimes) Lipper Large Cap Core (Grimes) Barclays US Government/Credit (Stack)
Balanced Income Fund	Russell 1000 Value Index (Reckmeyer, Grimes and Link) Lipper Equity Income (Reckmeyer, Grimes and Link)
Capital Appreciation Fund	Russell 3000 Index (Pannell and Catrickes) Lipper Multicap Core (Pannell and Catrickes)
Core Equity Fund	S&P 500 Index Lipper Large Cap Core
Dividend and Growth Fund	S&P 500 Index Morningstar Large Cap Value(2)
Duration-Hedged Strategic Income Fund	Barclays Global Treasury 1-10 Unhedged (32%); Barclays Emerging Market USD Sovereign BBB+ and Lower (32%); Barclays High Yield 2% Issuer Capped (32%); Barclays 3 Month Treasury Bellwether Barclays Custom Mirror Futures Index (4%)
Emerging Markets Local Debt Fund	JP Morgan Government Bond Index - Emerging Markets Global Diversified (70%); JP Morgan Corporate Emerging Market Bond Index-Broad Diversified (30%); JP Morgan Government Bond Index – Emerging Markets Global Diversified Currency Return (30%)
Equity Income Fund	Russell 1000 Value Index Lipper Equity Income
Floating Rate Fund	Credit Suisse Leveraged Loan Index Lipper Loan Participation Funds
Floating Rate High Income Fund	Credit Suisse Leveraged Loan Index Lipper Loan Participation Funds
Global All-Asset Fund	MSCI All Country World Index (60%); Barclays Global Aggregate Bond Hedged USD Index (40%)
Global Alpha Fund	Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index
Global Capital Appreciation Fund(3), (4)	MSCI All Country World Index (All, except Stahl and Thomas) Lipper Global Multi-Cap Core (All, except Stahl and Thomas)
Global Equity Income Fund	MSCI All Country World Index Libber Global Equity Income
Global Real Asset Fund(5)

MSCI All Country World Commodity Producers (55%); Barclays US TIPS 1-10 Years Index (35%); Bloomberg Commodity Total Return (10%) (Elliott and Garvey)

MSCI All Country World Commodity Energy Sector Index (Bhutani)

Bloomberg Commodity Index Total Return (Chang)

Growth Opportunities Fund	Russell 3000 Growth Index Lipper Multicap Growth
Healthcare Fund	S&P Composite 1500 Health Care Index(6) Lipper Global Health/ Biotechnology
High Yield Fund	Barclays High Yield Corporate Lipper High Current Yield
Inflation Plus Fund	US TIPS 1-10 Index Lipper TIPS
International Growth Fund(7)	MSCI All Country World ex US Growth Index (Boselli) Lipper International Multi-Cap Growth (Boselli) MSCI All Country World ex USA Index (Stilwell)
International Opportunities Fund	MSCI All Country World ex US Index Lipper International Large Cap Core
International Small Company Fund	S&P Developed EPAC Small Cap
International Value Fund	MSCI EAFE Value Index Lipper International Multi-Cap Value
Long/Short Global Equity Fund	MSCI All Country World Small Cap Index (60%) Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (40%)
MidCap Fund	S&P MidCap 400 Index Lipper MidCap Core
MidCap Value Fund	Russell 2500 Value Index Lipper Mid Cap Value
Multi-Asset Income Fund

MSCI All Country World Index (30%); Bank of America Merrill Lynch Global High Yield Constrained Index (23.4%); JP Morgan Emerging Markets Bond Index Plus (23.3%); Credit Suisse Leveraged Loan Index (23.3%) (Meagher)

CSFB Leveraged Loan Index (33.34%); JP Morgan Emerging Markets Bond Index Plus (33.3%); Bank of America Merrill Lynch Global High Yield Constrained USD Hedged (33.3%) (Goodman)

MSCI All Country World (Elliott, D.)

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FUND*	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
Municipal Income Fund	Barclays US Municipal Bond Index
Municipal Opportunities Fund	Barclays Municipal Bond 1-15 Year Blend (1-17) (80%) and Barclays High Yield Municipal (20%) Municipal General to Intermediate Debt Splice Lipper
Municipal Real Return Fund	Barclays Municipal 1-15 Year Blend (1-17) (100%) and Barclays Inflation Swap 5 Year Zero Coupon USD (72% overlay)
Municipal Short Duration Fund	Barclays Municipal Bond Short 1-5 Year Index
Quality Bond Fund	Barclays U.S. Aggregate Bond Index (50%) and Barclays U.S. MBS Fixed Rate Index (50%)
Real Total Return Fund	Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index
Short Duration Fund	Barclays 1-3 Year Government/Credit Index (50%); Barclays 1-5 Year Credit Index (35%); Credit Suisse Leveraged Loan Index (15%) Lipper Short Investment Grade Debt
Small Company Fund	Russell 2000 Growth Index Lipper Small Cap Growth
Small Cap Core Fund(8)	Russell 2000 Index Lipper Small Cap Core
Small Cap Growth Fund	Russell 2000 Growth Index Lipper Small Cap Growth
Strategic Income Fund	Barclays Global Treasury 1-10 (unhedged) (33.33%); Barclays Emerging Markets USD Sovereign BBB+ and lower (33.33%); Barclays High Yield 2% Issuer Capped (33.33%) (80%) Lipper Multi-Sector Income (20%)
Total Return Bond Fund	Barclays US Aggregate Bond Index; Lipper Core Bond Funds
Unconstrained Bond Fund(9)	Barclays US Aggregate Bond Index (50%); Bank of America Merrill Lynch 3 Month T-Bill +100bps (50%); Lipper Alternative Credit Focus Index
Value Opportunities Fund	Russell 3000 Value Index Lipper Multicap Value
World Bond Fund	Barclays Global Aggregate Index ex JPY Index (50%); Citigroup World Government Bond Index non-JPY in USD Index (50%)

*	The Investment Professionals for Hartford Emerging Markets Equity Fund and Hartford International Equity Fund are not eligible to receive an incentive payment.
(1)	For Funds with multiple benchmarks/peer groups, allocations are weighted equally, unless otherwise noted.
(2)	Effective April 1, 2016, Morningstar Large Cap Value peer group replaced the Lipper Equity Income peer group.
(3)	The benchmark/peer groups are weighted 90%/10%, respectively.
(4)	Prior to March 1, 2014, the peer group for all managers, except Stahl and Thomas, was the Lipper Multi-Cap Core.
(5)	Prior to March 1, 2014, the benchmark for Messrs. Elliott and Garvey was 55% - MSCI All Country World Sector indices: (33%) Energy, (16.5%) Metals & Mining, (5.5%) Agricultural/Chemicals and Forest, Paper and Products); 35% - Barclays US TIPS 1 -10 year; 10% - GSCI Commodity Equal Sector Weight and the benchmark for Bhutani was MSCI All Country World Energy Index.
(6)	Effective April 1, 2016, the S&P Composite 1500 Health Care Index replaced the S&P North American Health Care Sector Index.
(7)	Prior to February 1, 2014, the benchmark for Mr. Boselli was MSCI EAFE Growth.
(8)	Prior to July 13, 2015, the benchmark was Russell 2500.
(9)	Effective March 1, 2015, the Barclay US Agg (50%), BofA ML 3-month TBill +100bps (50%) replaced the Barclays US Aggregate Bond Index.

EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

The dollar ranges of equity securities beneficially owned by Wellington Management managers in each Fund they manage are as follows for the fiscal year ended October 31, 2015:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Kenneth L. Abrams	Long/Short Global Equity Fund	Over $1,000,000

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PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Mario E. Abularach	Growth Opportunities Fund	None
Steven C. Angeli	Small Company Fund	$100,001 - $500,000
Michael Bacevich	Floating Rate Fund Floating Rate High Income Fund	$100,001 - $500,000 $100,001 - $500,000
Mathew Baker	Dividend and Growth Fund	None
Jay Bhutani	Global Real Asset Fund	None
John A. Boselli	International Growth Fund	$100,001 - $500,000
Edward P. Bousa	Dividend and Growth Fund	Over $1,000,000
Robert D. Burn	Duration-Hedged Strategic Income Fund Strategic Income Fund Total Return Bond Fund Unconstrained Bond Fund	None None $10,001 - $50,000 None
Michael T. Carmen	Global Capital Appreciation Growth Opportunities Fund	None Over $1,000,000
Frank D. Catrickes	Capital Appreciation Fund Global Capital Appreciation Fund	$100,001 - $500,000 $100,001 - $500,000
Louis Chabrier	Global Alpha Fund	None
Mammen Chally	Core Equity Fund Small Company Fund Small Cap Growth Fund	$500,001 - $1,000,000 None $100,001 - $500,000
David Chang	Global Real Asset	None
Nicolas M. Choumenkovitch	Global Capital Appreciation Fund International Opportunities Fund	$100,001 - $500,000 $100,001 - $500,000
Brian Conroy	Quality Bond Fund	$10,001 - $50,000
Andrew M. Corry	International Value Fund	$50,001 -$100,000
Robert L. Deresiewicz	Healthcare Fund	$10,001 - $50,000
David J. Elliott	Emerging Markets Equity Fund Multi-Asset Income Fund Small Cap Core Fund Small Cap Growth Fund	None None None None
Scott M. Elliott	Global All-Asset Fund Global Real Asset Fund	None None
Ann C. Gallo	Healthcare Fund	$100,001 - $500,000
Michael F. Garrett	Quality Bond Fund	$100,001 - $500,000
Brian M. Garvey	Global All-Asset Fund Global Real Asset Fund	None None
Campe Goodman	Duration-Hedged Strategic Income Fund Multi-Asset Income Fund Strategic Income Fund Total Return Bond Fund Unconstrained Bond Fund	None $10,001 - $50,000 $100,001 - $500,000 $10,001 - $50,000 $100,001 - $500,000
Stephen A. Gorman	Real Total Return Fund	None
Karen H. Grimes	Balanced Fund Balanced Income Fund Equity Income Fund	$100,001 - $500,000 None None
Timothy D. Haney	Municipal Income Fund Municipal Opportunities Fund Municipal Real Return Fund Municipal Short Duration Fund	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000 $50,001 -$100,000
Michael T. Henry	Emerging Markets Local Debt Fund	None
Jean M. Hynes	Healthcare Fund	Over $1,000,000
Christopher A. Jones	High Yield Fund	$100,001 - $500,000
Donald J. Kilbride	Dividend and Growth Fund	None
Brad W. Libby	Municipal Income Fund Municipal Opportunities Fund Municipal Real Return Fund	$1 - $10,000 $1 - $10,000 $1 - $10,000

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PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
	Municipal Short Duration Fund	$1 - $10,000
Ian R. Link	Balanced Income Fund Equity Income Fund Global Equity Income Fund	None $100,001 - $500,000 $100,001 - $500,000
Mark. T Lynch	Global All-Asset Fund	None
Daniel Maguire	International Small Company Fund	None
David B. Marshak	High Yield Fund	$10,001 - $50,000
Joseph F. Marvan	Duration-Hedged Strategic Income Fund Inflation Plus Fund Municipal Real Return Fund Strategic Income Fund Total Return Bond Fund Unconstrained Bond Fund	None None None None $100,001 - $500,000 None
Kirk J. Mayer	Healthcare Fund	$10,001 - $50,000
Richard P. Meagher	Multi-Asset Income Fund	$50,001 -$100,000
James N. Mordy	MidCap Value Fund Value Opportunities Fund	Over $1,000,000 $100,001 - $500,000
Stephen Mortimer	Growth Opportunities Fund	$500,001 - $1,000,000
Evan J. Ouellette	Emerging Markets Local Debt Fund	None
David W. Palmer	Global Capital Appreciation Fund Value Opportunities Fund	$50,001 -$100,000 $100,001 - $500,000
Saul J. Pannell	Capital Appreciation Fund Global Capital Appreciation Fund	Over $1,000,000 Over $1,000,000
Val Petrov	Quality Bond Fund	$100,001 - $500,000
W. Michael Reckmeyer, III	Balanced Income Fund Equity Income Fund Global Equity Income Fund	$100,001 - $500,000 $100,001 - $500,000 None
Philip W. Ruedi	MidCap Fund	$100,001 - $500,000
James H. Shakin	International Value Fund	$100,001 - $500,000
Scott I. St. John	Balanced Income Fund	$100,001 - $500,000
Timothy E. Smith	Short Duration Fund	$1 - $10,000
John Soukas	Global Alpha Fund	None
Michael E. Stack	Balanced Fund	$100,001 - $500,000
Kent M. Stahl	Capital Appreciation Fund Global Capital Appreciation Fund International Equity Fund	$100,001 - $500,000 Over $1,000,000 None
Tara Connolly Stilwell	International Growth Fund International Opportunities Fund	None $1 - $10,000
Mark H. Sullivan	Global Alpha Fund World Bond Fund	$100,001 - $500,000 $100,001 - $500,000
Gregg R. Thomas	Capital Appreciation Fund Global Capital Appreciation Fund International Equity Fund	$100,001 - $500,000 $100,001 - $500,000 $100,001 - $500,000
Simon H. Thomas	International Small Company Fund	$100,001 - $500,000
Donald S. Tunnell	Long/Short Global Equity Fund	$1 - $10,000
James W. Valone	Emerging Markets Local Debt Fund	$100,001 - $500,000
Mark A. Whitaker	MidCap Fund	$50,001 -$100,000
Lutz-Peter Wilke	Multi-Asset Income Fund	None

In addition to the portfolio managers listed above for Capital Appreciation Fund, Global Capital Appreciation Fund and International Equity Fund, the following portfolio managers also serve as portfolio managers for the Funds listed below.

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Capital Appreciation Fund
Additional Portfolio Managers	Compensation Benchmarks
David Palmer	Russell 3000 Value
Michael Carmen	Russell 3000 Growth
Nicolas Choumenkovitch	MSCI ACWI
Peter Higgins	Russell 3000
Don Kilbride	Russell 1000
W. Michael Reckmeyer, III	Russell 1000 Value
Philip Ruedi	Russell 3000

Global Capital Appreciation Fund
Additional Portfolio Managers	Compensation Benchmarks
Peter Higgins	MSCI All Country World
Peter Fisher	MSCI World
Greg Pool	MSCI World
Ian R. Link	MSCI World

International Equity Fund
Additional Portfolio Managers	Compensation Benchmarks
Matthew D. Hudson	MSCI All Country World ex USA Growth Index
Jamie Rice	MSCI Emerging Markets Index
James H. Shakin	MSCI EAFE
Tom S. Simon	N/A
Tara Connolly Stilwell	MSCI All Country World ex USA Index

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PORTFOLIO TRANSACTIONS AND BROKERAGE

The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities or, in the case of the Funds of Funds, transactions in shares of the Underlying Funds. Each Fund of Funds will not incur any commissions or sales charges when investing in Underlying Funds.

Subject to any policy established by each Company’s Board of Directors and HFMC, the sub-adviser is primarily responsible for the investment decisions of each applicable Fund (other than Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund) and the placing of its portfolio transactions. In placing brokerage orders, it is the policy of each Fund (or in the case of a Fund of Funds, with respect to purchases of investments other than the Underlying Funds) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While HFMC or the sub-adviser, as applicable, generally seeks reasonably competitive spreads or commissions, the Funds (in the case of a Fund of Funds, with respect to purchases of investments other than the Underlying Funds) do not necessarily pay the lowest possible spread or commission. HFMC may instruct the sub-adviser to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Funds.

HFMC or the sub-adviser, as applicable, generally deals directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, HFMC or the sub-adviser, as applicable, may effect certain “riskless principal” transactions through certain dealers in the over-the-counter market under which commissions are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

While the sub-adviser seeks to obtain the most favorable net results in effecting transactions in a Fund’s (other than a Fund of Funds) portfolio securities, broker-dealers who provide investment research to the sub-adviser may receive orders for transactions from the sub-adviser. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the sub-adviser may cause a Fund (or in the case of a Fund of Funds, an Underlying Fund) to pay a broker-dealer that provides brokerage and research services (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the Fund (other than a Fund of Funds) in excess of the amount that another broker-dealer would have charged in respect of that transaction. See “Soft Dollar Practices” below.

To the extent that accounts managed by the sub-adviser are simultaneously engaged in the purchase of the same security as a Fund, then, as authorized by the applicable Company’s Board of Directors, available securities may be allocated to the Fund (other than a Fund of Funds) and another client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by such Funds. In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue).

Accounts managed by the sub-adviser (or its affiliates) may hold securities also held by a Fund. Because of different investment objectives or other factors, a particular security may be purchased by the sub-adviser for one client when one or more other clients are selling the same security.

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For the fiscal years ended October 31, 2015, October 31, 2014 and October 31, 2013, the Funds paid the following brokerage commissions:

FUND NAME	2015	2014	2013
Balanced Fund	$ 178,326	$ 99,574	$ 89,437
Balanced Income Fund	$ 968,411	$ 706,004	$ 507,877
Capital Appreciation Fund	$ 13,130,669	$ 22,612,756	$ 25,686,433
Core Equity Fund	$ 114,823	$ 46,430	$ 38,339
Dividend and Growth Fund	$ 2,194,150	$ 2,148,267	$ 3,680,146
Duration-Hedged Strategic Income Fund	$ 1,435	$ 911 (1)	$ -(1)
Emerging Markets Equity Fund	$ 510,632	$ 615,202	$ 636,400
Emerging Markets Local Debt Fund	$ 1,553	$ 1,781	$ -
Equity Income Fund	$ 966,415	$ 671,001	$ 716,136
Floating Rate Fund	$ 362,340	$ 18,847	$ 98,909
Floating Rate High Income Fund	$ 31,528	$ 3,688	$ 6,537
Global All-Asset Fund	$ 376,636	$ 528,883	$ 334,241
Global Alpha Fund	$ 16,495	$ 34,506(2)	$ 26,370(2)
Global Capital Appreciation Fund	$ 2,236,707	$ 2,755,635	$ 2,304,001
Global Equity Income Fund	$ 103,930	$ 211,936	$ 121,336
Global Real Asset Fund	$ 313,637	$ 495,837	$ 608,520
Growth Allocation Fund	$ -	$ 34,122	$ 3,277
Growth Opportunities Fund	$ 5,575,356	$ 5,841,652	$ 4,369,099
Healthcare Fund	$ 1,140,123	$ 480,616	$ 403,173
Inflation Plus Fund	$ 11,854	$ 20,730	$ 13,646
International Equity Fund	$ 48,428	$ 40,216	$ 45,825
International Growth Fund	$ 369,660	$ 184,083	$ 191,433
International Opportunities Fund	$ 2,513,619	$ 2,914,920	$ 2,909,175
International Small Company Fund	$ 343,128	$ 361,395	$ 389,478
International Value Fund	$ 703,382	$ 546,812	$ 56,190
Long/Short Global Equity Fund	$ 89,049	$ 21,602(3)	$ -(3)
MidCap Fund	$ 2,031,864	$ 1,828,287	$ 1,987,624
MidCap Value Fund	$ 261,276	$ 329,780	$ 450,355
Multi-Asset Income Fund	$ 68,838	$ 39,788(4)	$ -(4)
Municipal Income Fund	$ 137 (5)	$ -(5)	$ -(5)
Municipal Opportunities Fund	$ 706	$ -	$ 755
Municipal Short Duration Fund	$ 105 (5)	$ -(5)	$ -(5)
Quality Bond Fund	$ 2,411	$ 3,741 (6)	$ -(6)
Real Total Return Fund	$ 543,263	$ 599,809 (1)	$ -(1)
Short Duration Fund	$ 30,220	$ 14,763	$ 6,194
Small Cap Core Fund	$ 71,372	$ 65,438	$ 109,809
Small Cap Growth Fund	$ 1,019,371	$ 468,493	$ 449,413
Small Company Fund	$ 1,777,403	$ 1,428,010	$ 1,634,749
Strategic Income Fund	$ 59,638	$ 89,987	$ 193,971
Total Return Bond Fund	$ 274,517	$ 245,019	$ 138,895
Unconstrained Bond Fund	$ 20,929	$ 28,160	$ 46,963
Value Opportunities Fund	$ 358,201	$ 480,944	$ 178,824
World Bond Fund	$ 704,036	$ 830,187	$ 468,390

(1)	Fund commenced operations on November 29, 2013.
(2)	Fund commenced operations on December 14, 2012.
(3)	Fund commenced operations on August 29, 2014.
(4)	Fund commenced operations on April 30, 2014.
(5)	Fund commenced operations on May 29, 2015.
(6)	Fund commenced operations on November 30, 2012.

134

Checks and Balances Fund, Conservative Allocation Fund, High Yield Bond Fund, Moderate Allocation Fund and Municipal Real Return Fund did not pay brokerage commissions during the last three fiscal years.

Commission rates are established by country and trade method used to execute a given order.  Changes in the amount of brokerage commissions paid by a Fund are due to these factors as well as the Fund’s asset growth, cash flows and changes in portfolio turnover.

Soft Dollar Practices. The sub-adviser is responsible for effecting securities transactions for all Funds, except Checks and Balances Fund, Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund . As noted above, to the extent consistent with Section 28(e) of the 1934 Act, the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Funds that it sub-advises . The sub-adviser may cause a Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Information so received is in addition to and not in lieu of the services that the sub-adviser is required to perform under the applicable investment sub-advisory agreement. In circumstances where two or more broker-dealers are equally capable of providing best execution, the sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. Neither the management fees nor the subadvisory fees paid by the Funds are reduced because the sub-adviser or its affiliates receive these services even though the sub-adviser or its affiliates might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-adviser or its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

The following table shows the dollar amount of brokerage commissions paid to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2015.

FUND NAME	COMMISSIONS PAID TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES	TOTAL AMOUNT OF TRANSACTIONS TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES
Balanced Fund*	$ 10,188	$ 21,403,474
Balanced Income Fund*	$ 55,032	$ 123,527,821
Capital Appreciation Fund*	$ 862,140	$ 1,542,184,610
Checks and Balances Fund	$0	$0
Conservative Allocation Fund	$ 0	$ 0
Core Equity Fund*	$ 12,370	$ 68,110,354
Dividend and Growth Fund*	$ 171,437	$ 298,953,522
Duration-Hedged Strategic Income Fund*	$ 0	$ 0
Emerging Markets Equity Fund*	$53,351	$69,488,083
Emerging Markets Local Debt Fund*	$ 0	$ 0
Equity Income Fund*	$ 83,103	$ 163,626,898
Floating Rate Fund*	$ 65,771	$ 66,954,661
Floating Rate High Income Fund*	$ 5,003	$ 5,599,864
Global All-Asset Fund*	$ 21,690	$ 32,291,599
Global Alpha Fund*	$ 0	$ 0
Global Capital Appreciation Fund*	$ 157,384	$ 234,071,202
Global Equity Income Fund*	$ 8,492	$ 10,870,691
Global Real Asset Fund*	$ 29,809	$ 59,030,462
Growth Allocation Fund	$ 0	$ 0
Growth Opportunities Fund*	$ 330,560	$ 738,789,049
Healthcare Fund*	$ 60,857	$ 113,012,975
High Yield Fund*	$ 0	$ 0
Inflation Plus Fund*	$ 0	$ 0
International Equity Fund*	$ 4,410	$ 8,157,563
International Growth Fund*	$ 35,100	$ 50,922,578
International Opportunities Fund*	$ 198,542	$ 217,154,441
International Small Company Fund*	$ 28,138	$ 35,876,619
International Value Fund*	$ 64,692	$ 112,339,858

135

FUND NAME	COMMISSIONS PAID TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES	TOTAL AMOUNT OF TRANSACTIONS TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES
Long/Short Global Equity Fund*	$ 8,558	$ 13,030,256
MidCap Fund*	$ 113,831	$ 223,954,552
MidCap Value Fund*	$ 6,106	$ 10,120,742
Moderate Allocation Fund	$ 0	$ 0
Multi-Asset Income Fund*	$ 3,691	$ 9,512,106
Municipal Income Fund*	$ 0	$ 0
Municipal Opportunities Fund*	$ 0	$ 0
Municipal Real Return Fund*	$ 0	$ 0
Municipal Short Duration Fund*	$ 0	$ 0
Quality Bond Fund*	$ 0	$ 0
Real Total Return Fund*	$ 11,539	$ 17,566,063
Short Duration Fund*	$ 0	$ 0
Small Cap Core Fund*	$ 7,731	$ 16,855,169
Small Cap Growth Fund*	$ 83,462	$ 182,391,771
Small Company Fund*	$ 109,433	$ 151,333,960
Strategic Income Fund*	$ 0	$ 0
Total Return Bond Fund*	$ 0	$ 0
Unconstrained Bond Fund*	$ 0	$ 0
Value Opportunities Fund*	$ 20,523	$ 29,314,825
World Bond Fund*	$ 0	$ 0

*	The commissions identified as being paid to brokers selected in recognition of research services include third party research services only, and are calculated by applying the sub-adviser’s firmwide percentage of commissions paid to the broker that would have been applied to the third party research services as a percentage of the sub-adviser’s total activity with that broker. This calculated percentage is then applied across all of the sub-adviser’s client accounts to provide a pro rata reporting of the estimated third party soft dollar commission amount. The sub-adviser also receives proprietary research services provided directly by firms. However, the amounts of commissions attributable to such research services are not readily ascertainable and are not included in the table.

The following table identifies the Funds’ regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the Funds have acquired during the fiscal year ended October 31, 2015 and the value of each Fund’s aggregate holdings of each such issuer as of October 31, 2015.

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
Balanced Fund
	Banc of America Securities LLC	$ 3,690,740
	Barclay Investments, Inc.	$ 722,618
	Citigroup Global Markets, Inc.	$ 10,674,838
	Credit Suisse Capital LLC	$ 1,295,559
	Goldman Sachs & Co..	$ 7,740,511
	JP Morgan Securities, Inc.	$ 17,480,890
	Morgan Stanley & Co., Inc.	$ 1,690,313

Balanced Income Fund
	Banc of America Securities LLC	$ 76,739,456
	Citigroup Global Markets, Inc.	$ 77,917,532
	Credit Suisse Capital LLC	$ 25,441,987
	Deutsche Bank Securities, Inc.	$ 8,971,572
	Goldman Sachs & Co..	$ 72,391,920
	JP Morgan Securities, Inc.	$ 195,782,553
	Morgan Stanley & Co., Inc.	$ 59,546,985
	RBS Securities, Inc.	$ 7,681,059
	State Street Global Markets LLC	$ 4,909,856

136

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
Capital Appreciation Fund
	Banc of America Securities LLC	$ 39,483,692
	Citigroup Global Markets, Inc.	$ 121,478,988
	Goldman Sachs & Co..	$ 12,913,688
	JP Morgan Securities, Inc.	$ 198,523,055

Checks and Balances Fund	N/A	N/A
Conservative Allocation Fund	N/A	N/A
Core Equity Fund
	Banc of America Securities LLC	$ 8,065,525
	Citigroup Global Markets, Inc.	$ 7,150,674
	JP Morgan Securities, Inc.	$ 12,211,676

Dividend and Growth Fund
	Banc of America Securities LLC	$ 100,593,768
	Citigroup Global Markets, Inc.	$ 85,679,201
	JP Morgan Securities, Inc.	$ 188,238,365

Duration-Hedged Strategic Income Fund	N/A	N/A
Emerging Markets Equity Fund	N/A	N/A

Emerging Markets Local Debt Fund	N/A	N/A

Equity Income Fund
	JP Morgan Securities, Inc.	$ 119,146,485

Floating Rate Fund
	Barclay Investments, Inc.	$ 7,266,612
	Credit Suisse Capital LLC	$ 14,953,955
	RBS Securities, Inc.	$ 7,224,300

Floating Rate High Income Fund
	Barclay Investments, Inc.	$ 984,852
	Credit Suisse Capital LLC	$ 1,900,242

Global All-Asset Fund
	Banc of America Securities LLC	$ 464,655
	Barclay Investments, Inc.	$ 290,137
	Citigroup Global Markets, Inc.	$ 656,756
	Credit Suisse Capital LLC	$ 801,544
	JP Morgan Securities, Inc.	$ 1,122,390
	Morgan Stanley & Co., Inc.	$ 167,635

Global Alpha Fund
	Barclay Investments, Inc.	$ 247,398
	JP Morgan Securities, Inc.	$ 165,493
	Morgan Stanley & Co., Inc.	$ 52,930

Global Capital Appreciation Fund	N/A	N/A

137

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
Global Equity Income Fund
	Deutsche Bank Securities, Inc.	$ 2,231,958
	JP Morgan Securities, Inc.	$ 5,262,075

Global Real Asset Fund	N/A	N/A

Growth Allocation Fund	N/A	N/A
Growth Opportunities Fund
	Banc of America Securities LLC	$ 57,914,425

Healthcare Fund	N/A	N/A

High Yield Fund
	Barclay Investments, Inc.	$ 2,688,380
	Credit Suisse Capital LLC	$ 1,393,511

Inflation Plus Fund
	Banc of America Securities LLC	$ 1,466,191
	JP Morgan Securities, Inc.	$ 1,495,852

International Equity Fund	N/A	N/A

International Growth Fund	N/A	N/A

International Opportunities Fund	N/A	N/A

International Small Company Fund	N/A	N/A

International Value Fund	N/A	N/A

Long/Short Global Equity Fund	N/A	N/A

MidCap Fund	N/A	N/A

MidCap Value Fund	N/A	N/A

Moderate Allocation Fund	N/A	N/A
Multi-Asset Income Fund
	Banc of America Securities LLC	$ 78,791
	Barclay Investments, Inc.	$ 802,970
	Citigroup Global Markets, Inc.	$ 73,675
	Goldman Sachs & Co..	$ 87,672
	JP Morgan Securities, Inc.	$ 640,310
	Morgan Stanley & Co., Inc.	$ 628,749

Municipal Income Fund	N/A	N/A

Municipal Opportunities Fund
	Goldman Sachs & Co..	$ 2,362,140

138

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE

Municipal Real Return Fund	N/A	N/A

Municipal Short Duration Fund
	JP Morgan Securities, Inc.	$ 736,155

Quality Bond Fund
	Banc of America Securities LLC	$ 124,729
	Morgan Stanley & Co., Inc.	$ 791,767

Real Total Return Fund
	Banc of America Securities LLC	$ 80,880

Short Duration Fund
	Banc of America Securities LLC	$ 13,452,349
	Barclay Investments, Inc.	$ 4,360,570
	Citigroup Global Markets, Inc.	$ 11,933,428
	Credit Suisse Capital LLC	$ 6,261,149
	Deutsche Bank Securities, Inc.	$ 1,991,656
	Goldman Sachs & Co..	$ 9,484,721
	JP Morgan Securities, Inc.	$ 13,952,138
	Morgan Stanley & Co., Inc.	$ 10,557,008

Small Cap Core Fund	N/A	N/A

Small Cap Growth Fund	N/A	N/A

Small Company Fund	N/A	N/A

Strategic Income Fund
	Banc of America Securities LLC	$ 1,240,044
	Barclay Investments, Inc.	$ 3,173,304
	Citigroup Global Markets, Inc.	$ 479,006
	Credit Suisse Capital LLC	$ 983,282
	Deutsche Bank Securities, Inc.	$ 272,756
	Goldman Sachs & Co..	$ 894,930
	JP Morgan Securities, Inc.	$ 5,102,926
	Morgan Stanley & Co., Inc.	$ 1,346,040

Total Return Bond Fund
	Banc of America Securities LLC	$ 30,620,069
	Barclay Investments, Inc.	$ 11,673,803
	Citigroup Global Markets, Inc.	$ 33,027,221
	Credit Suisse Capital LLC	$ 5,394,821
	Deutsche Bank Securities, Inc.	$ 3,196,778
	Goldman Sachs & Co..	$ 21,394,775
	JP Morgan Securities, Inc.	$ 50,635,687
	Morgan Stanley & Co., Inc.	$ 36,472,031
	RBS Securities, Inc.	$ 5,776,564
	UBS Securities LLC	$ 2,728,181

139

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE

Unconstrained Bond Fund
	Barclay Investments, Inc.	$ 723,401
	Citigroup Global Markets, Inc.	$ 266,009
	Goldman Sachs & Co..	$ 244,981
	JP Morgan Securities, Inc.	$ 2,575,456
	Morgan Stanley & Co., Inc.	$ 644,472
	RBS Securities, Inc.	$ 667,329
	UBS Securities LLC	$ 208,508

Value Opportunities Fund
	Citigroup Global Markets, Inc.	$ 8,946,916
	JP Morgan Securities, Inc.	$ 8,879,093

World Bond Fund
	Barclay Investments, Inc.	$ 2,439,380
	Citigroup Global Markets, Inc.	$ 3,293,387
	Credit Suisse Capital LLC	$ 912,823
	JP Morgan Securities, Inc.	$ 35,336,417
	Morgan Stanley & Co., Inc.	$ 25,221,318

140

FUND EXPENSES

EXPENSES OF THE FUNDS. Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence; (2) registration of the Fund under the 1940 Act; (3) auditing, accounting and legal expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of issue, sale, repurchase and redemption of Fund shares; (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws; (8) expenses of preparing and printing prospectuses and for distributing the same to shareholders and investors; (9) fees and expenses of registering and maintaining the registrations of the Fund and of the Fund’s principal underwriter, if any, as broker-dealer or agent under state securities laws; (10) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof; (11) expenses of reports to governmental officers and commissions; (12) insurance expenses; (13) fees, expenses and disbursements of custodians for all services to the Fund; (14) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (15) expenses for servicing shareholder accounts; (16) any direct charges to shareholders approved by the directors of the applicable company ; (17) compensation and expenses of directors of the applicable company, other than those who are also officers of HFMC or its affiliates; and (18) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto. In addition, each of Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Real Total Return Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund may incur unique expenses due to the nature of its investment strategy, which are paid only by those Funds, including: consultants’ and attorneys’ fees and expenses in connection with problem loans and troubled issuers and/or borrowers and transfer and assignment fees in conjunction with the buying and selling of loans.

Each Fund of Funds, as a shareholder of the Underlying Funds and unaffiliated money market funds, also indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds and unaffiliated money market funds in which it invests. The expense ratios of each Fund of Funds, as disclosed in the relevant prospectuses, may be higher or lower depending on the allocation of the funds’ assets among the Underlying Funds and/or unaffiliated money market funds and the actual expenses of the Underlying Funds and/or unaffiliated money market funds.

141

DISTRIBUTION ARRANGEMENTS

GENERAL

Hartford Funds Distributors, LLC (“HFD”) (formerly known as Hartford Investment Financial Services, LLC) serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by each Company’s Board of Directors. HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Except as discussed below under “Distribution Plans,” HFD bears all the expenses of providing services pursuant to the Underwriting Agreements, including expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of the Company, or (2) by the vote of a majority of the outstanding voting securities of a Fund. HFD is not obligated to sell any specific amount of shares of any Fund.

HFD is authorized by the Companies to receive purchase and redemption orders on behalf of the Funds. HFD has authorized one or more financial services institutions and/or qualified plan intermediaries (“Financial Intermediaries”) to receive purchase and redemption orders on behalf of the Funds, subject to the Funds’ policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, a Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary receives the order. Orders will be priced at that Fund’s next net asset value computed after the orders are received by a Financial Intermediary and accepted by the Fund. Each Fund’s net asset value is determined in the manner described in that Fund’s prospectus.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES. As stated in the prospectuses under Payments to Financial Intermediaries and Other Entities, HFMC and/or its affiliates make additional compensation payments out of their own assets and not as an expense to or out of the assets of the Funds to Financial Intermediaries to support the sale of the Hartford Funds’ shares (“Additional Payments”). These Additional Payments, which are in addition to commissions, Rule 12b-1 fees, Administrative Fees and Servicing Payments (as defined in the prospectuses), and which may be paid to such Financial Intermediary in its capacity as a Servicing Intermediary, may create an incentive for your Financial Intermediary to sell and recommend the Hartford Funds over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

In addition to the Financial Intermediaries listed in each Fund’s prospectus, listed below are all Financial Intermediaries that received Additional Payments with at least a $500 value in 2015 for items such as sponsorship of meetings, education seminars and travel and entertainment, whether or not an ongoing contractual relationship exists : 401k Advisors; ADP; AHP Financial Services, Inc. ; Allen & Company of Florida Inc.; Alliant Insurance Services; Ambassador Advisors, LLC; American Bankers Association; American Financial Services ; American Portfolios Financial Services; Ameriprise Financial Services; Antaeus Wealth Advisors, LLC ; Ascensus Retirement Services; Asset International, Inc.; Astorino Financial Group; Ausdal Financial Partners Inc.; Axa Advisors, LLC; B.C. Ziegler and Company; Barclays Capital Inc.; Baystate Wealth Management; BB&T Securities; Beaumont Financial Partners; BlackRock Investments, LLC; Blue Water Asset Management; BMO Harris Financial Advisors; Boston Private Wealth Partners; Bouchez-Page; Bridgeworth, LLC ; Bristol Financial Services Inc.; Brokers International Financial Services, LLC; Cadaret Grant & Co Inc.; Callan Associates Inc.; Cambridge Investment Research, Inc.; Capital Analysts, Inc.; Capital Asset Advisory Services LLC; Capitol Securities Management, Inc.; Carroll Financial Associates Inc.; Carter Advisory Services, Inc.; Cassaday & Co., Inc. ; Centaurus Financial Inc.; Cetera Advisors LLC; Cetera Advisor Networks LLC; CFO4LIFE L.P.; CG Financial Services; Charles Schwab & Company, Inc.; Citibank ; Citigroup Global Markets Inc.; Coastal Equities, Inc.; Commonwealth Financial Network; Comprehensive Asset Management and Servicing, Inc.; Convergent Wealth Advisors, LLC ; Credit Suisse Securities LLC; Crestwood Advisors LLC; Cuna Brokerage Services; Cuso Financial Services; D.A. Davidson & Company; DailyAccess Corporation; Davenport & Co. LLC; David A. Noyes & Co. ; Deutsche Bank Securities Inc.; Donegal Securities, Inc.; Eaton Vance Distributors, Inc.; Edward D. Jones & Co.; Emerson Equity, LLC; Empower Retirement ; EnRich Financial Partners; Envestnet Asset Management, Inc.; Epic Advisors, Inc.; Equity Services Inc.; Essex National Securities, Inc.; Evensky & Katz; Executive Monetary Management, Inc.; Federal Street Advisors, Inc.; Fidelity; Fiduciary Investment Advisors, LLC; Fifth Third Securities, Inc.; Financial Foundations, Inc.; First Allied Securities; First Command Financial Planning, Inc.; First Tennessee Brokerage, Inc.; Freedman Financial Associates, Inc. ; Frost Brokerage Services Inc.; FSC Securities Corporation; Garden State Securities, Inc.; Geneos Wealth Management, Inc.; Gordon Asset Management, LLC ; Great-West Life & Annuity Insurance Co.; Guggenheim Funds Distributors, Inc.; GWN Securities, Inc. ; H. Beck Inc.; H.D. Vest Investment Securities, Inc.; Harbor Financial Services, LLC ; Hartford Funds Distributors; Heim Young & Associates, Inc.; Hightower Securities, LLC; Hilliard Lyons; Hudock Moyer Wealth Resources LLC; IFC Holdings, Inc.; Independent Financial Group, LLC; Infinex Investment, Inc.; Integrity Wealth Management ; Invest Financial Corp.; Investment Centers of America; Investment Professionals, Inc.; Investors Portfolio Services LLC ; J.P. Morgan Securities, LLC; J. W. Cole Financial, Inc.; James T. Borello & Co.; Janney Montgomery Scott, Inc.; JHS Capital Advisors, Inc.; Kistler-Tiffany Advisors; KMS Financial Services, Inc.; Kovack Securities, Inc.; Kraematon Investment Advisors, Inc.; Ladenburg Thalmann Asset Management Inc.; Lane Bridgers Associates LLC; Lattice Strategies; Lazard Asset Management Canada, Inc.; Lenox Wealth Advisors, Inc.; Lincoln Financial Advisors Corp. ; Live Your Vision, LLC ; Lockton Companies, Inc. ; LPL Financial Corporation; M&T Securities Inc.; M Holdings Securities, Inc.; Mai Wealth Advisors LLC; Mainstay Capital Management; MassMutual Retirement Services; Massey, Quick & Co., LLC; Matrix Financial Solutions; McLaughlin

142

Ryder Investments Inc.; Means Wealth Management ; Mercer Investment Consulting, LLC .; Merrill Lynch; Metlife Securities Inc.; Mid Atlantic Capital Corporation; MML Financial Group ; Morgan Stanley Smith Barney; Mutual Securities Inc. ; National Financial Services, LLC ; National Planning Corporation; New York Life Investment Management LLC ; Newport Group Securities, Inc. ; Next Financial Group Inc.; NFP Securities, Inc.; Northwestern Mutual Investment Services; Oppenheimer & Co., Inc.; Paracle Advisors LLC; Paychex, Inc.; Pension Corporation of America; Pershing, LLC; Personal Financial Profiles, Inc.; Pinnacle Investments, LLC; Principal Financial Services Corp.; Princor Financial Services Corp.; Prosek Partners ; Prospera Financial Services; Prudential Investment Management Services LLC; PSA Financial Advisors, Inc. ; Purshe Kaplan Sterling Investments; Quest Capital Management, Inc.; RAV Financial Services, LLC ; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Capital Markets Corp.; Reliance Trust; Retirement Plan Advisory Group; Retirement Planning Specialists, Inc.; Rinet Company LLC ; Robert W. Baird & Co. Inc.; Rogan & Associates, Inc. ; Ropes Wealth Advisors ; Royal Alliance Associates, Inc.; SagePoint Financial, Inc.; Sageview Advisory Group; Santander Securities Corp.; SBK Financial, Inc.; Securian Financial Services Inc.; Securities America, Inc.; Securities Service Network, Inc.; Segal RogersCasey; Sentinel Securities, Inc.; Sequoia Financial Advisors, LLC; Sheridan Capital Management ; Sigma Financial Services ; Signator Investors Inc.; SII Investments Inc.; Sloy, Dahl & Holst, Inc.; Smith, Moore & Co., Inc.; Soltis Investment Advisors; Sontag Advisory, LLC; Sound Financial Planning Inc.; Spectrum Investment Advisors, Inc.; Stancorp Investment Advisers, Inc. ; Stephens Inc.; Sterne Agee Financial Services; Stifel, Nicolaus & Co., Inc.; Stockcross Financial Services, Inc.; Strategic Wealth Management, Inc.; Summit Brokerage Services Inc.; SunTrust Investment Services; SWBC Investment Services, LLC; T2 Asset Management, LLC; Tanglewood Legacy Advisors LLC; TD Ameritrade, Inc.; The Caring Advisors LLC; Transamerica Retirement Solutions ; UBS Financial Services, Inc.; United Planners Financial Services ; Voya Financial Advisors ; VSR Financial Services, Inc.; Waddell & Reed Inc.; Wayne Hummer Investments LLC ; Wealth Management Advisors Inc.; Wellington Management Company; Wells Fargo Advisors, LLC; West Virginia State Treasurer’s Office; WFG Investments, Inc. ; Woodbury Financial Services, Inc.; Wunderlich Securities, Inc. ; WWK Investments, Inc.

COMMISSIONS TO DEALERS

The aggregate dollar amount of commissions received by HFD for the sale of shares for the fiscal years ended October 31, 2015, October 31, 2014 and October 31, 2013 is as follows:

YEAR	FRONT-END SALES COMMISSIONS	CDSC	AMOUNT REALLOWED	AMOUNT RETAINED
2015 Class A	$ 82,200,598	$ 605,648	$ 70,371,458	$ 12,434,788
Class B	N/A	$ 88,989	N/A	$ 88,989
Class C	N/A	$ 1,090,494	N/A	$ 1,090,494
Class I	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	N/A	N/A
Class R3	N/A	N/A	N/A	N/A
Class R4	N/A	N/A	N/A	N/A
Class R5	N/A	N/A	N/A	N/A
Class R6*	N/A	N/A	N/A	N/A
2014 Class A	$ 71,917,566	$ 343,903	$ 61,460,906	$ 10,500,563
Class B	N/A	$ 430,139	N/A	$ 430,139
Class C	N/A	$ 919,371	N/A	$ 919,371
Class I	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	N/A	N/A
Class R3	N/A	N/A	N/A	N/A
Class R4	N/A	N/A	N/A	N/A
Class R5	N/A	N/A	N/A	N/A
2013 Class A	$ 75,853,170	$ 461,467	$ 65,050,169	$ 11,264,458
Class B	N/A	$ 973,348	N/A	$ 973,348
Class C	N/A	$ 1,180,335	N/A	$ 1,180,335
Class I	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	N/A	N/A
Class R3	N/A	N/A	N/A	N/A
Class R4	N/A	N/A	N/A	N/A
Class R5	N/A	N/A	N/A	N/A

*	Class R6 shares commenced operations after October 31, 2014.

143

CLASS A SHARES

Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:

Funds other than Duration-Hedged Strategic Income Fund, Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Multi-Asset Income Fund, Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund, Municipal Short Duration Fund, Quality Bond Fund, Short Duration Fund, Strategic Income Fund Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

Duration-Hedged Strategic Income Fund, Emerging Markets Local Debt Fund, High Yield Fund, Inflation Plus Fund, Multi-Asset Income Fund, Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund, Municipal Short Duration Fund, Quality Bond Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	4.50%	4.71%	3.75%
$50,000 or more but less than $100,000	4.00%	4.17%	3.50%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

Floating Rate Fund and Floating Rate High Income Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	3.00%	3.09%	2.50%
$50,000 or more but less than $100,000	2.50%	2.56%	2.00%
$100,000 or more but less than $250,000	2.25%	2.30%	1.75%
$250,000 or more but less than $500,000	1.75%	1.78%	1.25%
$500,000 or more but less than $1 million	1.25%	1.27%	1.00%
$1 million or more(1)	0%	0%	0%

(1)	Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there may be a contingent deferred sales charge (CDSC) of 1% assessed on any sales of shares made within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.

HFD may pay up to the entire amount of the sales commission to particular broker-dealers.  In addition, HFD may provide compensation to dealers of record for certain shares purchased without a sales charge. With respect to all Funds, except Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund and Short Duration Fund, HFD also may pay dealers of record commissions on purchases of over $1 million in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million.  Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $30 million (but less than $40 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

With respect to Floating Rate Fund, Floating Rate High Income Fund and High Yield Fund, HFD also may pay dealers of record commissions on purchases of over $1 million in an amount up to 1.00% on the first $4 million, 0.50% of the next $6 million, and 0.25% of share purchases over $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

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Short Duration Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $250,000	2.00%	2.04%	1.50%
$250,000 or more but less than $500,000	1.50%	1.52%	1.00%
$500,000 or more(1)	0%	0%	See below

(1)	Investments of $500,000 or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. Each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.

With respect to the Short Duration Fund, HFD may pay up to the entire amount of the sales commission to particular broker-dealers. In addition, HFD may provide compensation to dealers of record for certain shares purchased without a sales charge. With respect to the Short Duration Fund, HFD also may pay dealers of record commissions on purchases over $500,000 in an amount up to 1.00% on the first $4 million, 0.50% of the next $6 million, 0.25% of share purchases over $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

CLASS C SHARES

HFD pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.

HFD’s principal business address is 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087. HFD is an indirect subsidiary of The Hartford. The Hartford may be deemed to control HFD through its indirect ownership of HFD.

DISTRIBUTION PLANS

Each Board has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B, Class C, Class R3 and Class R4 shares. HFD or its affiliates are entitled to retain all service fees payable for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

CLASS A PLAN. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.

CLASS B PLAN. Pursuant to the Class B Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. The Class B Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HFD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

CLASS R3 PLAN. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.

CLASS R4 PLAN. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.

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GENERAL. Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of a Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund’s shares; (b) compensation to employees of HFD; (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information; and (d) the costs of preparation, printing and mailing reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD). Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans, which means that the Funds pay HFD the entire fee regardless of HFD’s expenditures. Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Funds will not be obligated to pay more than that fee. If HFD’s actual expenditures are less than the fee payable to HFD at any given time, HFD may realize a profit from the arrangement.

In accordance with the terms of the Plans, HFD provides to each Fund, for review by the applicable Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In its quarterly review of the Plans, the applicable Company’s Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of each Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Funds and their shareholders, including shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the applicable Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders. Under its terms, each Plan remains in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable Company in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected by the increase, and material amendments to the Plans must also be approved by the applicable Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable Board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the relevant Fund. A Plan will automatically terminate in the event of its assignment.

For the fiscal year ended October 31, 2015, the Funds paid the 12b-1 fees listed below.

Fund Name	Class A	Class B	Class C	Class R3	Class R4
Balanced Fund	$1,503,012	$70,194	$1,449,379	$4,391	$1,835
Balanced Income Fund	$6,307,585	$39,537	$22,013,332	$585,211	$153,704
Capital Appreciation Fund	$14,112,706	$2,100,417	$18,959,920	$654,362	$455,915
Checks and Balances Fund	$3,584,253	$1,007,166	$3,464,422	$61,564	$10,512
Conservative Allocation Fund	$301,281	$49,830	$425,715	$44,671	$8,118
Core Equity Fund	$435,454	$17,188	$368,193	$5,823	$14,605
Dividend and Growth Fund	$9,451,419	$592,428	$4,726,796	$450,362	$386,271
Duration-Hedged Strategic Income Fund	$21,420	N/A	$19,285	$1,971	$990
Emerging Markets Equity Fund	$25,947	N/A	$24,661	$9,077	$4,417
Emerging Markets Local Debt Fund	$18,310	N/A	$19,474	$9,161	$4,721
Equity Income Fund	$4,683,653	$44,186	$4,696,401	$298,055	$191,469
Floating Rate Fund	$3,157,792	$128,892	$16,590,762	$79,048	$25,905
Floating Rate High Income Fund	$412,794	N/A	$1,088,190	$13,487	$7,430
Global All-Asset Fund	$457,991	N/A	$1,134,050	$13,130	$3,590
Global Alpha Fund	$11,708	N/A	$19,507	$9,430	$4,749
Global Capital Appreciation Fund	$1,812,468	$341,746	$2,762,741	$159,132	$29,324
Global Equity Income Fund	$233,247	$17,947	$116,543	$2,218	$1,369
Global Real Asset Fund	$79,418	N/A	$128,314	$868	$7,267
Growth Allocation Fund	$1,530,056	$305,071	$1,977,655	$84,458	$38,332
Growth Opportunities Fund	$4,183,919	$199,498	$3,053,958	$181,757	$147,146
Healthcare Fund	$1,985,676	$91,982	$2,519,433	$271,976	$107,335
High Yield Fund	$631,407	$44,547	$800,313	$11,217	$3,544
Inflation Plus Fund	$737,320	$134,585	$2,062,309	$332,952	$51,891

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Fund Name	Class A	Class B	Class C	Class R3	Class R4
International Equity Fund	$31,217	$8,743	$25,321	$6,211	$2,898
International Growth Fund	$276,734	$33,422	$163,893	$3,927	$6,846
International Opportunities Fund	$1,273,543	$56,812	$570,629	$231,181	$292,234
International Small Company Fund	$176,224	$17,830	$154,224	$49,623	$17,996
International Value Fund	$633,693	N/A	$540,351	$6,441	$5,474
Long/Short Global Equity Fund	$10,790	N/A	$22,339	N/A	N/A
MidCap Fund	$4,994,628	$276,028	$5,877,463	$343,875	$311,722
MidCap Value Fund	$578,417	$18,401	$420,810	$46,778	$28,091
Moderate Allocation Fund	$1,100,833	$187,450	$1,505,011	$150,435	$39,190
Multi-Asset Income Fund	$28,214	N/A	$45,042	$9,934	$4,982
Municipal Income Fund*	$2,884	N/A	$10,472	N/A	N/A
Municipal Opportunities Fund	$514,840	$29,217	$955,132	N/A	N/A
Municipal Real Return Fund	$277,426	$11,235	$294,614	N/A	N/A
Municipal Short Duration Fund*	$3,327	N/A	$11,143	N/A	N/A
Quality Bond Fund	$24,750	N/A	$22,644	$10,365	$5,219
Real Total Return Fund	$1,599	N/A	$1,918	$506	$270
Short Duration Fund	$1,153,026	$12,879	$1,194,336	$4,871	$2,305
Small Cap Core Fund	$136,758	$24,885	$137,428	$3,651	$1,383
Small Cap Growth Fund	$661,068	$22,328	$511,349	$75,025	$172,476
Small Company Fund	$915,470	$38,483	$391,469	$216,599	$157,017
Strategic Income Fund	$334,255	$52,699	$995,771	$1,380	$378
Total Return Bond Fund	$1,595,421	$146,368	$698,411	$32,538	$39,756
Unconstrained Bond Fund	$159,131	$15,283	$149,105	$773	$1,074
Value Opportunities Fund	$556,238	$28,419	$292,559	$20,126	$32,196
World Bond Fund	$1,304,274	N/A	$1,790,696	$4,262	$7,322

* The information presented above is from May 29, 2015 (commencement of operations) through October 31, 2015.

For the fiscal year ended October 31, 2015, approximately $ 191,607,102 of the Funds’ total distribution expenses were expended in connection with compensation to broker-dealers and as compensation to sales personnel (including advertising, printing and mailing of prospectuses to prospective shareholders).

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PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase of Fund shares, see “How to Buy and Sell Shares — Buying Shares” in the Funds’ prospectuses.

Availability of Class A Sales Charge Waivers. The availability to you of any Class A sales charge waiver may depend upon the policies, procedures and trading platforms of your Financial Intermediary. For more information, contact your Financial Intermediary.

EXEMPTIONS FROM SUBSEQUENT INVESTMENT MINIMUMS FOR OMNIBUS ACCOUNTS. Certain accounts held on the Funds’ books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the Funds. These underlying accounts are maintained by entities such as Financial Intermediaries and are subject to the applicable initial purchase minimums as described in the prospectuses. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for Fund shares, such accounts are not required to meet the minimum amount for subsequent purchases.

For a description of how a shareholder may redeem his/her shares of a Fund, or how he/she may sell shares, see “About Your Account — Selling Shares” in the Funds’ prospectuses.

RIGHTS OF ACCUMULATION. Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any Hartford Fund (other than series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (“Hartford HLS Funds”)) and 529 college savings plan accounts administered by The Hartford at the price that applies to the total of: (a) the dollar amount the investor is currently purchasing plus (b) an amount equal to the then-current (as of the business day immediately prior to the current purchases) net asset value of the purchasing investor’s holdings of all shares (other than Class R3, Class R4, Class R5, Class R6 and any class of a Hartford HLS Fund) and 529 college savings plan accounts administered by The Hartford. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. “Family members” means: (a) for accounts opened on or after August 16, 2004, the owner’s spouse (or legal equivalent recognized under state law) and any children under 21 and (b) for accounts opened before August 16, 2004, an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A shares. Acceptance of a purchase order using the rights of accumulation is subject to confirmation that the purchaser qualifies to exercise such rights. Employer sponsored retirement plans or certain tax qualified retirements accounts may also receive the price calculated under the rights of accumulation as long as the transfer agent or the financial intermediary is notified at the time of purchase. The rights of accumulation may be amended or terminated at any time with respect to subsequent purchases. HASCO, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.’s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

LETTER OF INTENT. Any person may qualify for a reduced sales charge on purchases of Class A shares pursuant to a Letter of Intent (“LOI”), which is an agreement to purchase a certain number of shares of one or more Funds within a thirteen-month period. Class A shares acquired through the reinvestment of distributions do not count toward completing the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Rights of Accumulation.” Such value is determined based on the shares’ public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated in the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases. Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased with the required thirteen-month period, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not pay such difference in sales charge within thirty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases made in connection with a LOI may include holdings as described above under “Rights of Accumulation.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824. HASCO must be notified by you or your broker each time a qualifying purchase is made.

SYSTEMATIC WITHDRAWAL PLAN (SWP). The SWP is designed to provide a convenient way for a shareholder to receive fixed payments at regular intervals from shares of a Fund deposited by the SWP account holder. The shareholder must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000 in order to set up a SWP. Periodic withdrawals of $50 or more per Fund will be sent to the SWP account holder, or any person designated by him or her, monthly or quarterly.

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Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share of the relevant Fund in effect on the record date.

SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. These redemptions are potentially taxable transactions for shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of capital.

The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the account holder, (2) by telephone requests to the Fund by the registered account owner, (3) upon receipt by the Fund of appropriate evidence of the account holder’s death, (4) if the Fund is unable to obtain an accurate address for the account holder or (5) when all shares under the SWP have been redeemed. Each Fund pays the fees associated with maintaining the SWPs.

SPECIAL REDEMPTIONS. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash as prescribed by the applicable Company’s directors. When the shareholder sells portfolio securities received in this fashion, he/she would incur brokerage charges. Any such securities would be valued for the purposes of making such payments at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.

EXCHANGES. This section supplements the section entitled “Exchanging Shares” in each Fund’s prospectus. Under certain circumstances, Class A shares of a Fund may be exchanged for Class I shares of the same Fund if you become eligible to purchase Class I shares after you initially purchased the Class A shares. Similarly, if you hold Class C shares of a Fund and subsequently open a proprietary, fee-based or wrap account with a financial intermediary that has an agreement with HFD, you may exchange your Class C shares for Class I shares of the same Fund provided that the Class C shares are no longer subject to a CDSC and the conditions for investing in Class I shares described in the applicable Fund’s prospectus are satisfied. All exchanges are made at net asset value.

Class Y shares of a Fund may be exchanged for Class Y shares of another Fund, if (i) the shareholder is already a holder of Class Y shares of the other Fund or (ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange. If neither condition is satisfied in connection with a proposed exchange of Class Y shares of a Fund for shares of another Fund, such Class Y shares may be exchanged for Class A shares of the other Fund.

HFD reserves the right at any time in its sole discretion to modify the exchange privilege in certain circumstances. All exchanges are subject to the exchanging shareholder meeting any investment minimum or eligibility requirements. Please consult your financial advisor to discuss tax implications, if any, of an exchange.

DEFERRED SALES CHARGE ON CLASS A, CLASS B and CLASS C. Class A shares that were purchased without a front-end sales charge and are redeemed within eighteen months of purchase, Class B shares that are redeemed within six years of purchase and Class C shares that are redeemed within one year of purchase are generally subject to a CDSC at the rates set forth in each Fund’s prospectus, calculated as a percentage of the dollar amount subject to the CDSC. The CDSC is assessed on an amount equal to the lesser of the current market value or the original purchase price of the Class A, Class B or Class C shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase price, including all shares derived from reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, varies depending on how long the shares were held before redemption of such shares. Solely for purposes of determining the holding period for purchases of Class B and Class C shares during a month, all payments during the month will be aggregated and deemed to have been made on the first day of the month. The CDSC will be calculated in a manner that results in the lowest applicable rate being charged. To determine whether a CDSC applies, a Fund redeems shares in the following order: (1) shares representing an increase over the original purchase price; (2) shares acquired through reinvestment of dividends and capital gains distributions; (3) Class B shares held for over 6 years or Class C shares held over 1 year; and (4) Class B shares held the longest during the six-year period.

When you request a redemption, the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees makes it possible for the applicable Fund to sell the Class B and Class C shares without a sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.

The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to the CDSC in the circumstances set forth in each Fund’s prospectus.

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SUSPENSION OF REDEMPTIONS. A Fund may not suspend a shareholder’s right of redemption, or postpone payment for a redemption for more than seven days, unless permitted by law, when the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, the “Valuation Time”) on each day that the Exchange is open (the “Valuation Date”). The assets of each Fund of Funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values on the Valuation Date. The Funds are closed for business and do not price their shares on the following business holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the Exchange. If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law. The net asset value for each class of shares is determined by dividing the value of that Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

A Fund’s maximum offering price per Class A shares is determined by adding the maximum sales charge to the net asset value per share. Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y are offered at net asset value without the imposition of an initial sales charge.

CAPITALIZATION AND VOTING RIGHTS

The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 49.86 billion shares of common stock, par value $0.001 per share (“Common Stock”). The shares of Common Stock are divided into 45 series.

The Hartford Mutual Funds II, Inc. was incorporated in Maryland on March 23, 2001. The series of The Hartford Mutual Funds II, Inc. (the “Hartford II Funds”) became investment portfolios of the Company pursuant to a reorganization effected November 30, 2001. Prior to the reorganization, the Hartford II Funds were organized as Minnesota corporations or portfolios of Minnesota corporations. The authorized capital stock of the Company consists of 162.55 billion shares of common stock, par value $0.0001 per share (“Common Stock”). The shares of Common Stock are divided into 4 series.

The Board of Directors of each Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the applicable Company. Each Company’s Board of Directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes.

The Directors of each Company have authorized the issuance of the classes of stock for each Fund that are listed on the cover page. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive or, other than Class B, conversion rights and are freely transferable.

As investment companies incorporated in Maryland, the Companies are not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Funds’ independent registered public accounting firm.

Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of each Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of either Company’s outstanding shares request it in writing, a meeting of that particular Company’s shareholders will be held to approve or disapprove the removal of director or directors.

Matters in which the interests of all the Funds of a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are

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voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

TAXES

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected or intends to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of: (i) 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and (ii) 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Companies intend each Fund to do, then under the provisions of Subchapter M, the Fund would not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or is treated as having been distributed to shareholders).

Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”). For purposes of determining whether a Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains on which it has been subject to U.S. federal income tax.

If, for any taxable year, a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute taxable dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

With respect to the Funds other than the Funds of Funds, investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds’ assets to be invested within various countries is not now known. The Companies intend that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. Each Fund with “Global” and “International” in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the

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amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

With respect to the Funds other than the Funds of Funds, a Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Companies seek to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund’s books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

With respect to a Fund of Funds, income received by an Underlying Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an Underlying Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Fund will be eligible and may elect to “pass-through” to its shareholders, including a Fund of Funds, the amount of such foreign income and similar taxes paid by the Underlying Fund. Pursuant to this election, the Fund of Funds would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes and to deduct such amount in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. For tax years beginning after December 22, 2010, a Fund of Funds are eligible to “pass-through” to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by an Underlying Fund, provided that the Fund of Funds has at least 50% of its total interests invested in other regulated investment companies at the end of each quarter of the tax year.

As of October 31, 2015, the following Funds have capital loss carryforwards as indicated below. Each such Fund’s capital loss carryover is available to offset that Fund’s future realized capital gains to the extent provided in the Code and regulations thereunder. For net capital losses arising in taxable years beginning after December 22, 2010, net capital losses generally will be carried forward indefinitely.  Capital losses from prior taxable years will still expire subject to an eight-year limitation period.  Generally, net capital losses arising in years beginning prior to December 22, 2010 will be used after net capital losses arising in years beginning after December 22, 2010, so that the Funds may have more losses from the earlier periods expire unused.

FUND	AMOUNT (IN THOUSANDS)	YEAR OF EXPIRATION
Balanced Fund	$ 89,973	2017
Conservative Allocation Fund	$ 26	2016
Dividend and Growth Fund	$ 13,936	2016
Duration-Hedged Strategic Income Fund	$ 503	Indefinite
Emerging Markets Local Debt	$ 24,634	Indefinite
Floating Rate Fund	$ 109,198	2016
Floating Rate Fund	$ 272,060	2017
Floating Rate Fund	$ 63,897	Indefinite
Global Alpha Fund	$ 489	Indefinite
Global Equity Income Fund	$ 3,460	2016
Global Equity Income Fund	$ 169	2017
Global Equity Income Fund	$ 2,733	2018
Global Real Asset Fund	$ 6,682	2019
Global Real Asset Fund	$ 65,263	Indefinite
Growth Allocation Fund	$ 6,776	2017
High Yield Fund	$ 734	2016
High Yield Fund	$ 18,104	2017
High Yield Fund	$ 10,089	Indefinite
Inflation Plus Fund	$ 52,935	Indefinite
International Growth Fund	$ 129,754	2016
International Growth Fund	$ 110,545	2017
MidCap Value Fund	$ 919	2016
Multi-Asset Income Fund	$ 5,920	Indefinite
Municipal Opportunities Fund	$ 11,258	2017
Municipal Opportunities Fund	$ 6,121	2018
Municipal Opportunities Fund	$ 10,546	2019
Municipal Real Return Fund	$ 18,856	2016
Municipal Real Return Fund	$ 16,621	2017
Municipal Real Return Fund	$ 6,088	2018
Municipal Real Return Fund	$ 1,654	2019

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Municipal Real Return Fund	$ 404	Indefinite
Short Duration Fund	$ 1,847	Indefinite
Small Cap Core Fund	$ 3,722	2017
Strategic Income Fund	$ 6,799	Indefinite
Unconstrained Bond Fund	$ 12,173	2017
Unconstrained Bond Fund	$ 6,584	Indefinite

With respect to the Funds other than the Funds of Funds, if a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

With respect to the Funds other than the Funds of Funds, foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

With respect to the Funds other than the Funds of Funds, investments in below investment grade instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Pay-in-kind instruments (“PIKs”) are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

With respect to the Funds other than the Funds of Funds, each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes.

With respect to the Funds other than the Funds of Funds, the federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may use these transactions.

SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities,

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insurance companies, entities treated as partnerships for U.S. federal income tax purposes, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

With respect to the Funds other than the Funds of Funds, in general, as described in the prospectuses, distributions from a Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund’s investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions from net short-term capital gains are taxable to a shareholder as ordinary income. Distributions of a Fund’s net capital gain properly designated by the Fund as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that a Fund derives dividends from domestic corporations, a portion of the income distributions of that Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly reported distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Fund with respect to which dividends are paid and the shares of the Fund are deemed to have been held by the Fund and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in the Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

With respect to a Fund of Funds, in general, as described in their prospectuses, distributions from a Fund of Funds are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund of Funds’ investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund of Funds’ current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a Fund of Funds as capital gain distributions. A Fund of Funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions of a Fund of Funds’ net capital gain properly designated by the Fund of Funds as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a Fund of Funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the Fund of Funds are deemed to have been held by the Underlying Fund, the Fund of Funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly reported distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the Fund of Funds are deemed to have been held by the Underlying Fund, the Fund of Funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in the Funds of Funds’ shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

At the Companies’ option, the Companies may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the

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Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his or her shares. Since the Companies expect each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf. In the event that a Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below). Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Companies on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. For sales charges incurred in taxable years beginning after December 22, 2010, the disallowance of the sales charge only applies to the extent that the subsequently acquired shares are purchased prior to February 1 of the calendar year following the initial sales charge. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

The Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Funds will use average cost as their default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 39.6%. Shareholders must satisfy a holding period of more than 60 days with respect to a distribution that is otherwise eligible to be treated as a qualified dividend during the 121-day period that begins 60 days before the ex-dividend date. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried

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forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder’s particular situation.

Dividends paid by a Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty). Certain properly designated dividends paid by a Fund, however, generally are not subject to this tax, to the extent paid from net capital gains. In addition, under an exemption recently made permanent by Congress, a portion of a Fund’s distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains if such amounts are properly reported by the Fund. However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as eligible for the exemption, and a portion of a Fund's distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. A Fund’s distributions, if any, that are attributable to gains from the sale or exchange of “U.S. real property interests,” which the Code defines to include direct holdings of U.S. real property and interests (other than as a creditor) in “U.S. real property holding corporations,” (including certain non-domestically-controlled REITS), may be taxable to non-U.S. investors and may require such investors to file U.S. income tax returns.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Non-U.S. shareholders may also be subject to U.S. estate tax with respect to their shares of a Fund.

A Fund may be required to withhold U.S. federal income tax (currently, at a rate of 28%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the applicable Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

MUNICIPAL INCOME FUND, MUNICIPAL OPPORTUNITIES FUND, MUNICIPAL REAL RETURN FUND AND MUNICIPAL SHORT DURATION FUND

Each of Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund will be permitted to distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt “exempt-interest dividends,” provided that at least 50% of the value of the Fund’s assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each of these Funds intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. Portions of the dividends paid each of these Funds may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes. Dividends paid by Municipal Real Return Fund will generally be subject to state and local income taxes. Dividends paid by Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund may also be subject to state and local income taxes.

Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund is not deductible by the investor in proportion to the percentage of the applicable Fund’s distributions from investment income that is exempt from federal income tax. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of these Funds. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares. In addition, any loss realized by a shareholder of each of these Funds upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. For Fund shares acquired after December 22, 2010, this loss disallowance does not apply provided that the exempt-interest dividend was a regular dividend and the applicable Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on at least a monthly basis.

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If Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund or Municipal Short Duration Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

Shareholders who are “substantial users” (or persons related thereto) of facilities financed by governmental obligations should consult their advisers before investing in Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund or Municipal Short Duration Fund.

Tax-exempt income will be included in determining the taxability of social security payments and railroad retirement benefits. Tax-exempt income received by a tax-deferred retirement will generally be taxable when later distributed from that account.

TAXATION OF THE UNDERLYING FUNDS

With respect to the Funds of Funds, each Underlying Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Funds of Funds generally will not pay any federal income or excise tax.

The Funds of Funds will not be able to offset gains distributed by one Underlying Fund in which they invest against losses in another Underlying Fund in which they invest. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the Funds of Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Funds of Funds. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund of funds structure by the Funds of Funds could therefore affect the amount, timing and character of distributions to shareholders.

PRINCIPAL UNDERWRITER

HFD serves as the principal underwriter to each Fund. HFD is located at 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087.

CUSTODIAN

Portfolio securities of the Fund are held pursuant to a Custodian Agreement between the Company and State Street Bank and Trust Company, 500 Pennsylvania Avenue, Kansas City, Missouri 64105.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP served as the Companies’ Independent Registered Public Accounting Firm for the fiscal year ended October 31, 2015. Ernst & Young LLP is located at 5 Times Square, New York, New York 10036.

OTHER INFORMATION

The Hartford has granted the Companies the right to use the name “The Hartford” or “Hartford,” and has reserved the right to withdraw its consent to the use of such name by the Companies and the Funds at any time, or to grant the use of such name to any other company.

CODE OF ETHICS

Each Fund, HFMC and the sub-adviser have each adopted a code of ethics designed to protect the interests of each Fund’s shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

FINANCIAL STATEMENTS

The Companies’ audited financial statements for the fiscal year ended October 31, 2015, together with the notes thereto, and reports of Ernst & Young LLP, the Companies’ Independent Registered Public Accounting Firm, are incorporated by reference from each Company’s Annual Report for the fiscal year ended October 31, 2015 into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC.

The Companies’ Annual Reports and Semi-Annual Reports are available without charge by calling the Funds at 1-888-843-7824 or by visiting the Funds’ website at www.hartfordfunds.com or on the SEC’s website at www.sec.gov.

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PROXY VOTING POLICIES AND PROCEDURES

The Boards of Directors believe that the voting of proxies with respect to securities held by each Fund is an important element of the overall investment process. Pursuant to the Fund’s Policy Related to Proxy Voting, as approved by the Funds’ Boards of Directors, HFMC has delegated to the sub-adviser the authority to vote all proxies relating to each sub-advised Fund’s portfolio securities. The sub-adviser’s exercise of this delegated proxy voting authority on behalf of each sub-advised Fund is subject to oversight by HFMC. The sub-adviser has a duty to vote or not vote such proxies in the best interests of the sub-advised Fund and its shareholders, and to avoid the influence of conflicts of interest. With respect to the Funds of Funds, except Duration-Hedged Strategic Income Fund, the Funds’ policy provides that HFMC will vote any proxies of the Underlying Funds in accordance with the vote of the shareholders of the Underlying Funds.

The policies and procedures used by the investment manager and the sub-adviser to determine how to vote certain proxies relating to portfolio securities are described below. In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics. However, the following are descriptions only and more complete information should be obtained by reviewing the sub-adviser’s policies and procedures, as well as the Funds’ voting records. For a complete copy of the sub-adviser’s proxy voting policies and procedures, as well as any separate guidelines it uses, please refer to www.hartfordfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

If a security has not been restricted from securities lending and the security is on loan over a record date, the Fund’s sub-adviser may not be able to vote any proxies for that security. For more information about the impact of lending securities on proxy voting, see “Lending Portfolio Securities.”

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Hartford Funds Management Company, LLC

The Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund allocate their assets in a combination of other Hartford Funds. If an underlying Hartford Fund has a shareholder meeting, HFMC votes proxies in the same proportion as the vote of the underlying Hartford Fund’s other shareholders (sometimes called “mirror” or “echo” voting).

Wellington Management Company LLP

Global Proxy Policy and Procedures

Introduction

Wellington Management Company LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

Statement of Policy

As a matter of policy, Wellington Management:

1.	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2.	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3.	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client .

Responsibility and Oversight

Investor and Counterparty Services (“ICS”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Day-to-day administration of the proxy voting process is the responsibility of ICS, which also acts as a resource for portfolio managers and research analysts on proxy matters, as needed. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

Procedures

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt..

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, ICS conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by ICS and voted in accordance with the Guidelines.

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•	Issues identified as “case-by-case” in the Guidelines are further reviewed by ICS. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact ICS about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Additional Information

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

January 1, 2015

Wellington Management Company LLP

Global Proxy Voting Guidelines

Introduction

Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of

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assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines

Composition and Role of the Board of Directors

Election of Directors. Case-by-Case. Wellington Management believes that shareholders’ ability to elect directors annually is the most important right shareholders have. Wellington Management generally supports management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. Wellington Management may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

Classify Board of Directors. Against. Wellington Management will also vote in favor of shareholder proposals seeking to declassify boards.

Adopt Director Tenure/Retirement Age (SP). Against.

Adopt Director & Officer Indemnification. For. Wellington Management generally supports director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

Allow Special Interest Representation to Board (SP). Against.

Require Board Independence. For. Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Wellington Management’s support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

Require Key Board Committees to be Independent. For. Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

Require a Separation of Chair and CEO or Require a Lead Director (SP). Case-by-Case. Wellington Management will generally support management proposals to separate the Chair and CEO or establish a Lead Director.

Approve Directors’ Fees. For.

Approve Bonuses for Retiring Directors. Case-by-Case.

Elect Supervisory Board/Corporate Assembly. For.

Elect/Establish Board Committee. For.

Adopt Shareholder Access/Majority Vote on Election of Directors (SP). Case-by-Case. Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Wellington Management’s support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. Wellington Management believes that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy. Generally Wellington Management will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, Wellington Management will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

Adopt/Amend Stock Option Plans. Case-by-Case.

Adopt/Amend Employee Stock Purchase Plans. For.

Approve/Amend Bonus Plans. Case-by-Case.

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In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, Wellington Management generally votes “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. Wellington Management will vote against these proposals where the grant portion of the proposal fails its guidelines for the evaluation of stock option plans.

Approve Remuneration Policy. Case-by-Case.

To approve compensation packages for named executive Officers: Case-by-case.

To determine whether the compensation vote will occur every 1, 2, or 3 years: 1 Year

Exchange Underwater Options. Case-by-Case.

Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

Eliminate or Limit Severance Agreements (Golden Parachutes). Case-by-Case. Wellington Management will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

To approve golden parachute arrangements in connection with certain corporate transactions: Case-by-Case

Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP). Case-by-Case. Wellington Management believes that severance arrangements require special scrutiny, and is generally supportive of proposals that call for shareholder ratification thereof. But, Wellington Management is also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

Expense Future Stock Options (SP). For.

Shareholder Approval of All Stock Option Plans (SP). For.

Disclose All Executive Compensation (SP). For.

Reporting of Results

Approve Financial Statements. For.

Set Dividends and Allocate Profits. For.

Limit Non-Audit Services Provided by Auditors (SP). Case-by-Case. Wellington Management follows the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

Ratify Selection of Auditors and Set Their Fees. Case-by-Case. Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

Elect Statutory Auditors. Case-by-Case.

Shareholder Approval of Auditors (SP). For.

Shareholder Voting Rights

Adopt Cumulative Voting (SP). Against.

Wellington Management is likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

Shareholder Rights Plans. Case-by-Case.

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans. We generally support plans that include:

•	Shareholder approval requirement

•	Sunset provision

•	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

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Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, Wellington Management is equally vigilant in its assessment of requests for authorization of blank check preferred shares (see below).

Authorize Blank Check Preferred Stock. Case-by-Case.

Wellington Management may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

Eliminate Right to Call a Special Meeting. Against.

Establish Right to Call a Special Meeting or Lower Ownership Threshold to Call a Special Meeting (SP). Case-by-Case.

Increase Supermajority Vote Requirement. Against.

Wellington Management likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Adopt Anti-Greenmail Provision. For.

Adopt Confidential Voting (SP). Case-by-Case.

Wellington Management requires such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

Remove Right to Act by Written Consent. Against.

Capital Structure

Increase Authorized Common Stock. Case-by-Case.

Wellington Management generally supports requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, Wellington Management may impose a lower threshold.

Approve Merger or Acquisition. Case-by-Case.

Approve Technical Amendments to Charter. Case-by-Case.

Opt Out of State Takeover Statutes. For.

Authorize Share Repurchase. For.

Authorize Trade in Company Stock. For.

Approve Stock Splits. Case-by-Case.

Wellington Management approves stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

Approve Recapitalization/Restructuring. Case-by-Case.

Issue Stock with or without Preemptive Rights. Case-by-Case.

Issue Debt Instruments. Case-by-Case.

Environmental and Social Issues

Wellington Management expects portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. Wellington Management evaluates shareholder proposals related to environmental and social issues on a case-by-case basis.

Disclose Political and PAC Gifts (SP). Case-by-Case.

Report on Sustainability (SP). Case-by-Case.

Miscellaneous

Approve Other Business. Against.

Approve Reincorporation. Case-by-Case.

Approve Third-Party Transactions. Case-by-Case.

March 8, 2012

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APPENDIX A

The credit rating information which follows describes how the credit rating services mentioned presently rate the described securities or loans. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

In the case of “split-rated” securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody’s but BB by S&P or Ba by Moody’s and BB by S&P but B by Fitch), the sub-adviser will determine whether a particular security or loan is considered investment grade or below-investment grade for each of the Fund’s portfolios, except World Bond Fund and Balanced Income Fund, as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used. With respect to the World Bond Fund, the sub-adviser will determine whether a particular security or loan is considered investment grade or below-investment grade as follows: (a) if all three credit rating agencies have rated a security or loan the highest credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the highest credit rating is used. With respect to Balanced Income Fund, the sub-adviser will determine whether a particular security or loan is considered investment grade or below-investment grade as follows: (a) if all three credit rating agencies have rated a security or loan the lowest credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used. In the case of intermediate ratings, they are included in the category of the primary rating. For example, BBB- and BBB+ are included in BBB and Baa includes Baa1, Baa2 and Baa3.

LONG-TERM CREDIT RATINGS

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”)

Aaa –– Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa –– Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A –– Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa –– Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba –– Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B –– Obligations rated B are considered speculative and are subject to high credit risk.

Caa –– Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca –– Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C –– Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

STANDARD & POOR’S RATINGS SERVICES (“STANDARD & POOR’S”)

AAA –– An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA –– An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A –– An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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BB, B, CCC, CC, C –– Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB –– An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B –– An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC –– An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC –– An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.

C –– An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D –– An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR –– This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

SHORT-TERM CREDIT RATINGS

MOODY’S

•   P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations

•   P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations

•   P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

•   NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR’S

A-1 –– A short-term obligation rated “A–1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 –– A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 –– A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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B –– A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C –– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D –– A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR –– An issuer designated NR is not rated.

RATING OF MUNICIPAL OBLIGATIONS

STANDARD & POOR’S - MUNICIPAL NOTES.

A Standard & Poor’s municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations: (1) Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note..

Note rating symbols are as follows:

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S.

SHORT-TERM OBLIGATIONS RATINGS

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1. This designation denotes superior quality.

Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established .

SG. This designation denotes speculative-grade quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

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VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DUAL RATINGS

STANDARD & POOR’S

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH, INC.

The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ’AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

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Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include:

•   a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•   b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•   c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•   a. the selective payment default on a specific class or currency of debt;

•   b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•   c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•   d. execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

FITCH, INC.

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

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F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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